UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1. Reports to Stockholders.

October 31, 2015

Annual Report

NewBridge Large Cap Growth Fund

Select Fund

Special Value Fund

Sycamore Established Value Fund

Sycamore Small Company Opportunity Fund

Expedition Emerging Markets Small Cap Fund

NewBridge Global Equity Fund

INCORE Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

Balanced Fund

INCORE Investment Grade Convertible Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Table of Contents

Shareholder Letter	5
Fund Review and Commentary	8
Financial Statements
The Victory Equity Funds
NewBridge Large Cap Growth Fund
Schedule of Portfolio Investments	42
Statement of Assets and Liabilities	79
Statement of Operations	83
Statements of Changes in Net Assets	87-89
Financial Highlights	99-103
Select Fund
Schedule of Portfolio Investments	44
Statement of Assets and Liabilities	79
Statement of Operations	83
Statements of Changes in Net Assets	87-89
Financial Highlights	104-105
Special Value Fund
Schedule of Portfolio Investments	46
Statement of Assets and Liabilities	79
Statement of Operations	83
Statements of Changes in Net Assets	87-89
Financial Highlights	106-110
Sycamore Established Value Fund
Schedule of Portfolio Investments	48
Statement of Assets and Liabilities	80
Statement of Operations	84
Statements of Changes in Net Assets	90-92
Financial Highlights	111-115
Sycamore Small Company Opportunity Fund
Schedule of Portfolio Investments	51
Statement of Assets and Liabilities	80
Statement of Operations	84
Statements of Changes in Net Assets	90-92
Financial Highlights	116-119
The Victory International Equity Funds
Expedition Emerging Markets Small Cap Fund
Schedule of Portfolio Investments	54
Statement of Assets and Liabilities	80
Statement of Operations	84
Statements of Changes in Net Assets	90-92
Financial Highlights	120-122

Victory Portfolios

Table of Contents (continued)

NewBridge Global Equity Fund
Schedule of Portfolio Investments	59
Statement of Assets and Liabilities	81
Statement of Operations	85
Statements of Changes in Net Assets	93-95
Financial Highlights	123-126
The Victory Taxable Fixed Income Fund
INCORE Fund for Income
Schedule of Portfolio Investments	64
Statement of Assets and Liabilities	81
Statement of Operations	85
Statements of Changes in Net Assets	93-95
Financial Highlights	127-132
The Victory Tax-Exempt Fixed Income Funds
National Municipal Bond Fund
Schedule of Portfolio Investments	66
Statement of Assets and Liabilities	81
Statement of Operations	85
Statements of Changes in Net Assets	93-95
Financial Highlights	133-134
Ohio Municipal Bond Fund
Schedule of Portfolio Investments	70
Statement of Assets and Liabilities	82
Statement of Operations	86
Statements of Changes in Net Assets	96-98
Financial Highlights	135
The Victory Hybrid Funds
Balanced Fund
Schedule of Portfolio Investments	73
Statement of Assets and Liabilities	82
Statement of Operations	86
Statements of Changes in Net Assets	96-98
Financial Highlights	136-139
INCORE Investment Grade Convertible Fund
Schedule of Portfolio Investments	76
Statement of Assets and Liabilities	82
Statement of Operations	86
Statements of Changes in Net Assets	96-98
Financial Highlights	140-141
Notes to Financial Statements	142

Table of Contents (continued)

Report of Independent Registered Public Accounting Firm	157
Supplemental Information	158
Trustee and Officer Information	158
Proxy Voting and Form N-Q Information	161
Expense Examples	161
Additional Federal Income Tax Information	165

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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Victory Funds Letter to Shareholders

Dear Shareholder:

It has been somewhat of a rollercoaster ride for U.S. stocks this year, culminating in August's correction, as investor worry over geopolitical turmoil in Europe, recessions in Brazil and Russia, and slowing economic growth in Asia provided turbulence. Still, the market has recovered most of its losses, delivering positive equity returns to investors for the year ended October 31, 2015. Large capitalization stocks led the way, benefitting from investor rotation during the most recent sell-off, while growth has — and continues to — materially outpace value across all capitalizations.

With both 2015 and 2016 estimate revisions trending consistently negative over the past 12 months, leaving calendar 2015 growth estimates close to flat, one is left to wonder what is driving investors' appetites for stocks. Clearly, easy money policy has driven bond yields to record lows, helping equities, but it also stands to reason that investors are optimistic the U.S. can once again regain the lead position in the global growth story. Specifically, slowing growth in China and the end of the commodity super-cycle might just portend a revitalization for the U.S. and other developed nations on two fronts: 1) the consumer strengthens from improved real wages, but improved frugality sets the stage for lower, but longer expansion, and 2) a larger portion of investment gets channeled back to developed markets as investors reassess the long term growth and risk profile of emerging markets, driving the improved productivity that has been missing in this recovery.

International turmoil, highlighted by a Greek bond default and slow growth overseas (centered in China and emerging markets), created uncertainty within global fixed income markets throughout the year. Meanwhile, U.S. investors grappled with the coming shift from easy money policy to tightening. The U.S. economy emerged from a first quarter malaise induced by adverse weather and a crippling west coast port shutdown, to above trend growth in the middle part of the year. The ever resilient U.S. consumer led a second quarter surge in growth on the back of a steadily improving job market and fuel savings from a marked drop in the price of oil. The housing and automobile sectors, as well as the service economy, reaped the most gains from this spending. Throughout, the U.S. dollar climbed steadily higher, creating a headwind that slowed the U.S. manufacturing sector, pushing the ISM manufacturing index into neutral territory towards the end of the third quarter. The Fed took a "wait and see" approach to begin normalization, remaining dependent on data, stringing investors along with slight changes in its post-meeting policy statements. While solid job growth and a 5% unemployment rate provided credence for normalization, the absence of inflation and slow growth overseas caused concern that an increase in interest rates could stall the current expansion. In addition, economies in the Euro Zone, China and Japan continued their easing policies. As a result, the tug of war for investors between risky assets and treasuries dominated the year. The U.S. bond market produced a modest return for the year, led by the Treasury market.

International equity markets returns were mixed for the year, as developed stocks outperformed their emerging peers, with international developed small capitalization stocks, in particular, posting the highest returns among foreign equity asset classes. Emerging economies have struggled, largely impacted by depressed commodity prices and a strong U.S. dollar, which has led to further local currency devaluations. Brazil and Russia have been staggered by contracting economies and elevated inflation. China's growth deceleration has been a significant cause for concern among global investors, especially its impact on key emerging and developed economies which rely on exporting goods to China, the world's second largest economy.

We continue to believe that the markets provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

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The Victory Equity Funds

NewBridge Large Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The U.S. equity market extended its performance run, with the S&P 500 and Russell 1000 Growth Index increasing 5.20% and 9.18% in the fiscal year ending October 31, 2015.

Overall, equities continued to reach new highs in the first half of the year despite lingering effects from last year's two growth scares, a significant decline in the price of oil and most other commodities, escalating concern regarding the health of the Eurozone economy, China's slowdown and an expected rise in U.S. interest rates. The equity market finally stalled out in July as GDP data from Europe and China were weaker than expected. The sharp declines in Chinese indices were of particular concern and the government's decision to allow the yuan to devalue relative to the U.S. dollar was a surprise. These events, especially the unexpected devaluation of the yuan, propelled the volatility index from 14.5 on August 21 to 53 on August 24 and fueled investor anxiety, driving equities down ~10% from the high earlier in the year and resulting in the worst quarter in four years. That said, abandoning equities at the end of September would have proven quite costly as the S&P 500 was up 9% for the month of October. The worst quarter in four years was immediately followed by the best month in four years.

Market leadership over the last year has rotated among the more cyclical sectors such as consumer discretionary, finance and technology for most of the year. Healthcare also provided notable performance, on the heels of strong earnings growth and positive earnings revisions, until the biotech sector came under political pressure once again due to drug price hikes. Continuing a pattern that began in earnest last year, energy, materials and industrials continue to be the worst performing sectors.

For the fiscal year ending October 31, 2015, the Fund (Class A shares at net asset value) returned 7.86% compared to a return of 9.18% for the benchmark Russell 1000 Growth Index1 (the "Index"). Consumer Discretionary made the largest absolute and relative contribution to the Fund's performance (a sharp reversal from last year), led by outsized gains in Starbucks, Amazon, and Tractor Supply while other meaningful relative contributors

The Victory Equity Funds

NewBridge Large Cap Growth Fund (continued)

were Skyworks, Facebook and Visa in technology, Biogen in Healthcare and Monster Beverage in Consumer Staples.

It was a difficult year for our holdings within Industrials as Canadian Pacific and United Rentals were the biggest absolute and relative detractors.

The shift to growth and cyclical stocks that began in the second half of 2013 but was interrupted by two growth scares in 2014 was back on track in 2015 as the U.S. economy demonstrated its ability to decouple from the rest of the world in terms of better growth and contained inflation. As the U.S. economy continues to expand and ultimately contends with a rise in interest rates, central bankers in Europe and China continue to utilize monetary policy to stimulate their economies. We believe this backdrop is attractive for equities. However, recognizing the protracted duration of the stock market's recovery since 2009, energy and infrastructure firms' struggle to recover against a slump in oil prices and China trying to stimulate growth, we believe U.S. growth stocks with cash filled balance sheets and astute management should be particularly well positioned.

The Victory Equity Funds

NewBridge Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2015

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/31/03		12/31/03		3/1/11	12/31/03	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Deferred Contingent Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 1000 Growth Index[1]
One Year	7.86%	1.67%	6.94%	5.97%	8.14%	7.45%	8.09%	9.18%
Three Year	15.96%	13.69%	14.99%	14.99%	16.33%	15.54%	N/A	17.94%
Five Year	11.73%	10.41%	10.80%	10.80%	N/A	11.29%	N/A	15.30%
Ten Year	7.45%	6.81%	6.59%	6.59%	N/A	7.08%	N/A	9.09%
Since Inception	7.76%	7.22%	6.90%	6.90%	10.41%	7.41%	14.56%	n/a
Expense Ratios
Gross	1.26%		2.10%		1.00%	2.72%	1.03%
With Applicable Waivers	1.26%		2.10%		0.95%	1.65%	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

NewBridge Large Cap Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Select Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Fiscal 2015 marked the seventh consecutive year of positive returns for equity markets, an extraordinary run off of the early 2009 lows. Enthusiasm did seem to wane in the late summer months, as the S&P 500 experienced its worst correction since 2011, however a snapback rally in October helped to secure a 5.20% return for the fiscal year. Returns were modest, but impressive considering earnings growth expectations fell from 10% to 2% for calendar 2015 earnings. The U.S. economy continued on its slow growth trajectory, but the Federal Reserve has yet to raise interest rates, which has caused investor confusion. Slowing growth in emerging markets such as China, along with concern over an already appreciating U.S. dollar, may be influencing policy makers' decision, at the same time low inflation provides cover to err on the side of caution. We are now over 80 months into the bull market rally that began in March of 2009, 22 months longer than the average bull market run since 1932.

The best performing sectors in the market for the fiscal year were Consumer Discretionary, outpacing all other sectors by over 800 bps, followed by the Technology sector. Growth securities led the way in both sectors, with internet retailers and software companies such as Amazon, Facebook and Alphabet (formerly Google) the largest contributors to return. For the second consecutive fiscal year, Energy was the worst performing sector by a wide margin. Oil prices fell over 50% from the $90 level beginning the fiscal year, with increasing global supplies and a reluctance on the part of large producing nations to cut their output.

Victory's Select Fund (A Shares at net asset value) outperformed its S&P 500 benchmark of 5.20% returning 6.54% in fiscal 2015. Within the portfolio, Alphabet, H&R Block, and Progressive were the largest contributors to the Fund's performance. Alphabet delivered double-digit top-line growth and even greater earnings growth and was rewarded for its scarcity value in this environment. H&R Block benefited from a final approval of its bank sale, thus allowing the company to initiate a large capital return program and simplify its business back to a pure-play tax preparation company. Progressive has demonstrated better loss ratios than industry peers, and the stock has appreciated nicely throughout the year. From a top-down perspective, the Industrial sector was the largest contributor for the Fund. The largest detractors to performance were Potash Corporation, PVH, and Applied Materials. Potash fell due to a strengthening U.S. Dollar and declining commodity prices combined with concerns of over-supply of potash. PVH underperformed due to continued broad weakness in apparel spending along with strengthening of the U.S. Dollar which impacted top line sales. Applied Materials was hurt by a negative ruling against its proposed acquisition of Tokyo Electron. We view all three positions as undervalued relative to fundamentals and continue to hold positions in the Fund.

The Victory Equity Funds

Select Fund (continued)

Average Annual Return

Year Ended October 31, 2015

	Class A		Class I
INCEPTION DATE	1/2/14		1/2/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	S&P 500 Index[1]
One Year	6.54%	0.40%	6.79%	5.20%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	7.22%	3.81%	7.49%	N/A
Expense Ratios
Gross	7.41%		4.58%
With Applicable Waivers	1.15%		0.90%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Select Fund — Growth of $10,000

1Not annualized.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Fiscal 2015 marked the seventh consecutive year of positive returns for equity markets, an extraordinary run off of the early 2009 lows. Enthusiasm did seem to wane in the late summer months, as the S&P 500 experienced its worst correction since 2011, however a snapback rally in October helped to secure a 5.20% return for the fiscal year. Returns were modest, but impressive considering earnings growth expectations fell from 10% to 2% for calendar 2015 earnings. The U.S. economy continued on its slow growth trajectory, but the Federal Reserve has yet to raise interest rates, which has caused investor confusion. Slowing growth in emerging markets such as China, along with concern over an already appreciating U.S. dollar, may be influencing policy makers' decision, at the same time low inflation provides cover to err on the side of caution. We are now over 80 months into the bull market rally that began in March of 2009, 22 months longer than the average bull market run since 1932.

The best performing sectors in the market for the fiscal year were Consumer Discretionary, outpacing all other sectors by over 800 bps, followed by the Technology sector. Growth securities led the way in both sectors, with internet retailers and software companies such as Amazon, Facebook and Alphabet (formerly Google) the largest contributors to return. For the second consecutive fiscal year, Energy was the worst performing sector by a wide margin. Oil prices fell over 50% from the $90 level beginning the fiscal year, with increasing global supplies and a reluctance on the part of large producing nations to cut their output.

The Fund transitioned to the Diversified Equity strategy on February 12, 2015. The Fund returned 3.45% (Class A shares load waived) for the fiscal year ended October 31, 2015, which underperformed the S&P 500 benchmark return of 5.20%.

Within the portfolio, Alphabet, Starbucks, and Progressive were the largest contributors to the Fund's performance. Both Alphabet and Starbucks delivered double-digit top-line growth and even greater earnings growth and were rewarded for their scarcity value in this environment. Progressive has demonstrated better loss ratios than industry peers, and the stock has appreciated nicely throughout the year. From a top-down perspective, the Industrial sector was the largest contributor for the Fund. The largest detractors to performance were Chesapeake Energy, Twitter, and Wal-Mart Stores.

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2015

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/3/93		3/1/03		8/31/07	12/21/99	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell MidCap Index[1]	S&P 500 Index[1]
One Year	3.45%	–2.48%	2.62%	1.62%	3.73%	3.16%	3.76%	0.47%	5.20%
Three Year	13.09%	10.87%	12.10%	12.10%	13.40%	12.75%	N/A	15.92%	16.20%
Five Year	8.52%	7.25%	7.56%	7.56%	8.83%	8.19%	N/A	13.64%	14.33%
Ten Year	5.61%	4.98%	4.65%	4.65%	N/A	5.26%	N/A	8.39%	7.85%
Since Inception	8.87%	8.57%	8.41%	8.41%	3.23%	8.28%	10.65%	N/A	N/A
Expense Ratios
Gross	1.31%		2.20%		1.01%	1.61%	1.33%
With Applicable Waivers	1.31%		2.20%		1.01%	1.61%	1.03%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The Russell Midcap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Sycamore Established Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Investors had plenty to digest over the past year as economic and global uncertainties mounted. The start of the year was akin to the same period the prior year for the U.S. domestic economy as adverse weather conditions across much of the nation — coupled with a strike at one of the country's busiest ports hampered growth. In the spring, investor focus shifted to a possible Greek default and the likelihood of a contagion across Europe's periphery. As a result, a minor sell-off in global equity markets ensued. The biggest surprise came in August when Chinese authorities — facing a slowdown in domestic economic activity — devalued their country's currency. The move reverberated throughout global financial markets and led to the first correction for the U.S. equity market in 46 months. Until the pullback, it was the third longest stretch in the history of the S&P 500 Index without a 10% correction.

Despite all these cross-currents, the U.S. equity market continued to demonstrate resiliency. For the fiscal year ended October 31, 2015, all of the U.S. domestic equity indices within the major capitalization ranges have advanced to a varying degree with the exception of the value style within the small size segment. With respect to size and style, large capitalization and growth companies have outpaced their counterparts. While uncertainties linger, equities continue to be an attractive asset class for long-term investors. Given the types of businesses that we investment in — better businesses with above average financial strength — we view our Fund as being well-positioned to navigate the current environment.

The Fund (Class A Shares at net asset value) outperformed the benchmark Russell Midcap Value Index1 for the fiscal year ended October 31, 2015, with the Fund returning 10.08% versus the 0.47% return for the Index.

The Fund's outperformance was driven by both security selection as well as sector allocation. Stock selection benefited the Fund's performance as holdings within the nine allocated economic sectors beat their benchmark peers. Stock selection in the Information Technology, Materials, Industrials, Consumer Staples, Health Care and Financials sectors were the leading contributors to relative performance. An underweight in Energy — the worst-performing sector for the period — also enhanced the Fund's return. Conversely, an underweight in Financials and Health Care offset some of the positive impact from security selection in those sectors.

The Victory Equity Funds

Sycamore Established Value Fund (continued)

Masco Corp. (MAS) was the top contributor for the period. The company has benefitted from refining its portfolio by shifting to less cyclical businesses. The company divested its Installation and Other Services segment during the year to focus more on its core business of home-repair and remodeling. Property and Casualty insurer, Chubb Corp. (CB), was also a top contributor for the period. The share price benefitted from the planned acquisition by underwriter Ace Ltd. The transaction represented an approximate 30% premium to Chubb's closing price the day before the announcement. Juniper Networks, Inc. (JNPR), a provider of high-performance networking infrastructure products for service providers and enterprises, continues to execute well, expand margins, and allocate capital appropriately. As a result, the company's share price appreciated for the period. Broadridge Financial Solutions, Inc. (BR), which provides investor communications and technology-driven solutions to the financial services industry, also made the list of top contributors. The company has completed three "tuck-in" acquisitions in recent months to enhance capabilities in its Investor Communication Solutions segment. The company's share price has reflected the higher recurring revenue and earnings power of the franchise. ON Semiconductor Corp. (ON) continued to execute well in a soft market. The company has seen an uptick in new business wins which has been welcomed by investors.

The share price of two of the portfolio's Energy holdings, Devon Energy Corp. (DVN) and Denbury Resources Inc. (DNR), declined in sympathy with the beleaguered sector. The uncertainty and lack of visibility surrounding the sector is likely to continue, making it increasingly important to be selective about the businesses in which we invest. When we evaluate an Energy business, we place significant emphasis on the quality of assets, balance sheet and management team. The team believes that Devon possesses desirable assets, a healthy balance sheet and a proven management team. Denbury Resources was sold as we believe it will be difficult for management to maintain the current dividend policy in a lower price of oil environment without placing stress on the balance sheet. GNC Holdings, Inc. (GNC) was among the biggest detractors from performance. Sales have been disappointing and the well-regarded management team — hired in late 2014 — has failed to drive store traffic. In addition, the regulatory scrutiny has weighed on shares. Teradata Corp. (TDC) is a global leader in database software, applications and hardware platforms that support data warehouses. The company is a leader in the Enterprise Data Warehouse (EDW) space with a significant presence in the Global 100 businesses. The company's sales have disappointed as customers continue to delay purchases. Consequently, Teradata lowered its FY2015 guidance given the difficult environment and has indicated plans to divest its non-core business. We continue to believe that the company remains a leader in the EDW space and is attractively valued. Investment advisory firm, Waddell & Reed Financial, Inc. (WDR), was also a top detractor for the period. While the firm continues to face asset outflows, the pace has slowed. Flow trends have improved in all three channels: Advisor, Institutional and Wholesale. The firm recently announced plans to launch two new income products and distribute existing products on a new platform. We think Waddell's valuation remains attractive relative to peers.

The Victory Equity Funds

Sycamore Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2015

	Class A		Class I	Class R	Class R6	Class Y
INCEPTION DATE	5/5/00		3/1/10	8/16/83	3/4/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Mid Cap Value Index[1]
One Year	10.08%	3.75%	10.51%	9.91%	10.48%	10.27%	0.47%
Three Year	18.49%	16.17%	18.93%	18.28%	N/A	N/A	15.92%
Five Year	14.01%	12.67%	14.43%	13.82%	N/A	N/A	13.64%
Ten Year	10.42%	9.77%	N/A	10.26%	N/A	N/A	8.39%
Since Inception	9.93%	9.51%	14.62%	11.85%	10.78%	15.79%	N/A
Expense Ratios
Gross	1.04%		0.66%	1.20%	0.91%	0.87%
With Applicable Waivers	1.04%		0.66%	1.20%	0.64%	0.83%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Sycamore Established Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Sycamore Small Company Opportunity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Investors had plenty to digest over the past year as economic and global uncertainties mounted. The start of 2015 was akin to the same period the prior year for the U.S. domestic economy as adverse weather conditions across much of the nation — coupled with a strike at one of the country's busiest ports hampered growth. In the spring, investor focus shifted to a possible Greek default and the likelihood of a contagion across Europe's periphery. As a result, a minor sell-off in global equity markets ensued. The biggest surprise came in August when Chinese authorities — facing a slowdown in domestic economic activity — devalued their country's currency. The move reverberated throughout global financial markets and led to the first correction for the U.S. equity market in 46 months. Until the pullback, it was the third longest stretch in the history of the S&P 500 Index without a 10% correction.

Despite all these cross-currents, the U.S. equity market continued to demonstrate resiliency. For the fiscal year ended October 31, 2015, all of the U.S. domestic equity indices within the major capitalization ranges advanced to a varying degree with the exception of the value style within the small size segment. With respect to size and style, large capitalization and growth companies have outpaced their counterparts. While uncertainties linger, equities continue to be an attractive asset class for long-term investors. Given the types of businesses that we investment in — better businesses with above average financial strength — we view the Fund as being well-positioned to navigate the current environment.

The Fund outperformed the return of its benchmark index, the Russell 2000 Value Index1 (the "Index"), on a gross and net basis for the fiscal year ended October 31, 2015, with the Fund (Class A shares at net asset value) returning 3.94% versus the Index return of –2.88%.

The Fund's outperformance relative to the Index for the period was driven by stock selection as sector allocation decisions — a by-product of our bottom-up security selection process — was a mild headwind. The Fund outperformed in eight of the nine allocated sectors relative to the Index peers. Stock selection in the Financials, Industrials, Materials, Consumer Discretionary, Health Care, Consumer Staples, Information Technology and Utilities sectors contributed to relative performance. An underweight in Financials as well as an overweight in the Industrials and Materials sectors partially offset some of the positive impact from security selection in those sectors. Conversely, stock selection in Energy detracted from relative

The Victory Equity Funds

Sycamore Small Company Opportunity Fund (continued)

return, but this was entirely offset by the Fund's relative underweight in the worst-performing sector for the period.

Four of the top contributors for the fiscal year, StanCorp Financial Group, Inc. (SFG), HCC Insurance Holdings, Inc. (HCC), Piedmont Natural Gas Company, Inc. (PNY) and Symetra Financial Corp. (SYA), were acquired by larger companies for a premium. We do not invest in businesses with the hope that they become acquisition targets. However, given our focus on better businesses that generally boast a sustainable model and above average financial strength, financial or strategic buyers often see value in businesses that we choose to own.

Flower Foods Inc. (FLO) was also a top contributor for the period. Fundamentals in the company's core business are improving and from a capital deployment perspective, the company acquired a high-margin business that is likely to benefit from heightened focus on organic foods. Dave's Killer Bread offers 17 varieties of whole-grain products and is the best-selling organic bread in the U.S. We believe that FLO should be able to expand the geographic reach of its newly-acquired Dave's brand through its well-established distribution network.

The share price of two of the Fund's Energy holdings, Helix Energy Solutions Group, Inc. (HLX) and Unit Corp. (UNT), declined in sympathy with the beleaguered sector. The uncertainty and lack of visibility surrounding the sector is likely to continue, making it increasingly important to be selective about the businesses in which we invest. Helix is a leader in the well intervention services and is a key player in the sub-sea robotics market. The company's clients have reduced spending and deferred maintenance work as a result of weak energy prices. Consequently, utilization for the company's specialized services has dropped, impacting the company's operating results. While challenges exist, we think Helix remains a compelling long-term investment given that maintenance work is usually the first to pick up in any type of recovery. Unit Corp., a contract drilling and midstream business, boasts a healthy balance sheet, possesses quality assets with an attractive return profile and is led by a seasoned management team. Despite these desirable qualities, the company has not been spared from the volatility that has plagued the industry.

Potlatch Corp. (PCH), one of the largest timberlands Real Estate Investment Trusts in the nation, was also a top detractor. Shares have been weak due to a significant decline in lumber prices stemming from soft demand in China. Additionally, the strong U.S. dollar had benefitted Canadian lumber which has also negatively impacted Potlach's share price. Shares in Primoris Services Corp. (PRIM) declined during the period as the business struggled with execution in an environment marked by lower energy prices. While the company has marginal direct exposure to the Energy sector, the risk/reward profile became less favorable and we exited the position in [date]. Modine Manufacturing Co. (MOD) specializes in thermal management systems and components, creating highly engineered heating/cooling technologies for light, medium and heavy duty trucks. The company's share price has been negatively impacted as macro headwinds continue to limit top-line growth. FX-related headwinds and challenged South American and Asian markets are also weighing adversely on the share price. Despite these short-term challenges, the balance sheet continues to improve and its valuation is attractive to us relative to peers and historical levels.

The Victory Equity Funds

Sycamore Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2015

	Class A		Class I	Class R	Class Y
INCEPTION DATE	3/26/99		8/16/83	8/16/83	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Value Index[1]
One Year	3.94%	–2.03%	4.30%	3.73%	4.10%	–2.88%
Three Year	14.98%	12.74%	15.38%	14.71%	N/A	11.65%
Five Year	12.51%	11.18%	12.90%	12.25%	N/A	10.53%
Ten Year	8.73%	8.08%	N/A	8.50%	N/A	6.19%
Since Inception	9.90%	9.51%	7.92%	9.68%	11.80%	N/A
Expense Ratios
Gross	1.31%		0.98%	1.58%	1.18%
With Applicable Waivers	1.31%		0.98%	1.58%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Sycamore Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

Expedition Emerging Markets Small Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The Fund's investments in emerging and frontier market countries may involve greater risks than investments in developed countries, including greater illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, substantial economic and political disruptions and the nationalization of foreign deposits or assets. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

Stocks in markets outside of the U.S. had a rollercoaster ride during the fiscal year ended October 31, 2015. Asian markets, particularly China, were the catalysts for the overall volatility while European markets were tamer. In April, China facilitated additional flows out of the domestic market into Hong Kong through the southbound Shanghai Link, which helped rally the markets in the first half of the year. However, the unexpected devaluation of China's currency in August routed the markets across the region in the second half of the year. The continuing plunge of oil prices and uncertainty about the timing of the U.S. Federal Reserve's next move also had a ripple effect across the globe.

For the fiscal year ended October 31, 2015, the Fund (Class A share at net asset value) declined 10.34% compared to the benchmark index, the MSCI Emerging Markets Small Cap Index ("Index"), which depreciated 8.35%. Health technology, producer manufacturing, and consumer services were among the biggest contributors to Fund performance while electronic technology, finance, and technology services were among the detractors. On a country basis, stock selection was strong in Taiwan and India while selection in South Korea proved subtractive.

The top five contributors to Fund performance for the year included Hanssem, a leading Korean branded manufacturer of kitchen furniture. The company benefited from an increase in kitchen renovation in the domestic market and by adding to its sales distribution centers. Medy-Tox is a South Korean company that manufactures biopharmaceuticals. It benefited from an increasing usage of cosmetic products in the region. Hota Industries is a Taiwanese company that manufactures gears and shafts for the auto industry. The remaining two top contributors were Indian companies: Ajanta Pharma and Torrent Pharmaceuticals. Ajanta Pharma, a pharmaceutical company, is capitalizing on a growth strategy that combines the

The Victory International Equity Funds

Expedition Emerging Markets Small Cap Fund (continued)

launching of their products in developed countries as well as a robust pipeline of new launches for the domestic market. Torrent Pharmaceuticals manufactures bulk drugs and pharmaceutical formulations.

The top detractors from Fund performance during the period included Sansung Life & Science, a South Korean packing materials manufacturer, Qualicorp, a Brazilian health insurance provider, and Kaveri Seed, an Indian agriculture play with expertise in hybrid seeds technology. Another top detractor was China Fiber Optic, a Chinese optical patch cords manufacturer. The company's earnings were hurt by the company's transition to become a telecom operator from an equipment manufacturer. Coson, a South Korean cosmetic product maker, also burdened results due to the impact of an outbreak of MERS, a viral respiratory illness, in the country.

Despite recent macro headwinds related to diverging economic performance and policy, we continue to believe that the long-term economic and capital market growth potential of emerging markets remains superior to that of the developed world and that the small cap asset class offers direct access to the beneficiaries of the growth characterizing the emerging world. In addition to the aspirational consumer, many industries are now in varying stages of economic development, including a whole host of service industries that have sprung up to support the build-out of modern infrastructure and other important technological or commercial initiatives. We seek to identify small cap companies which can capitalize on these growth drivers and which have secular earnings growth, financial stability and excellent management teams.

The Victory International Equity Funds

Expedition Emerging Markets Small Cap Fund (continued)

Average Annual Return

Year Ended October 31, 2015

	Class A		Class C		Class I
INCEPTION DATE	4/1/14		4/11/14		4/1/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	MSCI EM SC Index[1]
One Year	–10.34%	–15.48%	–11.06%	–11.95%	–10.13%	–8.35%
Three Year	N/A	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	–4.60%	–8.10%	–4.36%	–4.36%	–4.34%	N/A
Expense Ratios
Gross	37.44%		37.19%		4.30%
With Applicable Waivers	1.80%		2.55%		1.50%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Expedition Emerging Markets Small Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

NewBridge Global Equity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes. The Fund invests in companies across the globe, seeking long-term growth and capital appreciation. The Fund invests in equity securities of companies in countries represented in the MSCI AC (All Country) World Index, but may also invest in companies from other countries. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

For the fiscal year ended October 31, 2015, the Fund (Class A Shares at net asset value) outperformed the MSCI AC World Index1 benchmark, returning 1.16% while the benchmark returned 0.50%.

By region, North America, Europe and Asia Pacific regions were the Fund's largest areas of outperformance versus its benchmark. Three regions detracted from overall performance: Emerging, Japan and the United Kingdom.

By sector, Energy was the most positive contributor to the Fund's performance compared to its benchmark, followed by Materials, Financials, Consumer Discretionary, Information Technology, Telecommunication Services and Consumer Staples. Sectors that detracted from performance included: Utilities, Industrials, and Health Care.

Global markets have been decidedly mixed through the Fund's fiscal year ended October 31, 2015.

In Europe, despite the European Central Bank initiating a Quantitative Easing program, many countries in the region have failed to implement needed structural reforms to labor and economic markets causing the region's low economic growth and high unemployment rates to persist. This made for stronger equity markets but off of decidedly weak fundamentals. While all of the local indices performed well in their local currencies thanks to the Central Bank's monetary stimulus, in USD terms, results were generally lackluster. While aggregate GDP expanded for the Eurozone in 2014 for the first time in two years, the strength of the recovery was muted (just +0.9%) as uncertainty over Greece's place in the Euro continued until early July.

In Asia, Japan built on its gains from last year, helped by Prime Minister Shinzo Abe's stimulative policies being supported by the Bank of Japan's purchase of ¥80 trillion (~$700 billion) of government bonds a year. This action has helped swell the Bank of Japan's balance sheet to the equivalent of two-thirds the size of the economy and prompting the countries

The Victory International Equity Funds

NewBridge Global Equity Fund (continued)

pension funds to increase their allocation to equities. Markets in Korea and Hong Kong were down mid-single digits while the Chinese Shanghai and Shenzhen markets soared in volatile trading on the back of directed government market stimulus programs, despite the headwind of increasing signs of the Chinese economy's growth rate slowing. Fears of a slowing thirst in China for commodities, pushed Australia's stock market down over 20%.

Weakness in commodities also hurt dependent markets in Canada and Brazil. The United States' best market was the tech-heavy Nasdaq which was up over 10% through the year ended Oct 31st, while the broad-based S&P 500 finished up about 5%. US stock markets continued to benefit from a gradually improving labor market, the Federal Reserve's accommodative monetary stance and steady, albeit slow, GDP growth.

The outlook for 2016 remains centered around several key themes:

1) The strength of the US recovery as the Federal Reserve seeks to move overnight interest rates off the zero bound without jeopardizing the strength of the recovery.

2) Europe's ability to grow its respective economies and make needed market reforms within the context of continued Central Bank stimulus.

3) China's slowing economy requiring additional government stimulus to support slowing growth rates, though the exact growth rate and level of stimulus the government is willing to commit remains to be determined. While the government hopes to shift the primary driver of its GDP growth from infrastructure toward consumer spend, the savings rate of the population remains at very high levels, perhaps reflecting the population's uncertainty for its future income prospects.

4) Finally, and perhaps most importantly, globalization continues to help bring emerging countries into the global economy and spur growth rates of their respective stock markets and GDPs. This transformation has brought hundreds of millions of people into the middle class, improving their standards of living and increasing their purchasing power for the benefit of themselves, their countries, and the companies that can adapt and find ways to harness their skill and sell them goods and services.

The Victory International Equity Funds

NewBridge Global Equity Fund (continued)

Average Annual Return

Year Ended October 31, 2015

	Class A		Class C		Class I	Class R
INCEPTION DATE	3/18/10		3/18/10		3/18/10	3/1/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI AC World Index[1]
One Year	1.16%	–4.65%	0.34%	–0.57%	1.34%	0.87%	0.50%
Three Year	11.11%	8.93%	10.25%	10.25%	11.36%	N/A	10.50%
Five Year	8.93%	7.64%	8.10%	8.10%	9.20%	N/A	8.26%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	9.69%	8.54%	8.86%	8.86%	9.95%	10.24%	N/A
Expense Ratios
Gross	1.95%		2.72%		1.67%	4.17%
With Applicable Waivers	1.40%		2.15%		1.15%	1.67%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

NewBridge Global Equity Fund — Growth of $10,000

1The MSCI AC World Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index is unmanaged and its results include reinvested dividend and/or distributions, but do not reflect the effect of sales charges, commissions, expense or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Fund

INCORE Fund for Income

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

For the fiscal year ended October 31, 2015, the Fund (Class A shares at net asset value) had a total return of 1.90%. The Fund's benchmark index, the Barclays U.S. Capital 1-5 Year Government Bond Index1, had a total return of 1.35%.

Equity markets have made a round trip so far in 2015, reaching new highs in the spring only to end up roughly where they started the year at the end of October. Like the equity markets, the yield curve was largely unchanged year to date, albeit slightly flatter from 1.51% to 1.40% spread between two year and ten year US Treasury bonds. Short rates (two year) rose roughly 0.08% to 0.75%. Long rates also rose 0.17%, from 2.75% to 2.92% for the thirty year U.S. Treasury. Rates in the middle of the curve sagged, with the five year down 0.14% to 1.52% and the ten year down slightly 0.03% to 2.14%. Prices move opposite yields.

During the year, only asset-backed securities (+0.45%) and commercial mortgage-backed securities (+0.26%) outperformed the U.S. Treasury component (with similar average life) of the Barclays Aggregate Index which had a total return of 1.14% year to date. Corporate bonds lagged the most at –1.22%. Agency debt lagged by –0.89% and mortgages by –0.31%. Within the mortgage market, Fannie led Freddie who in turn led Ginnie at 1.81%, 1.75% and 1.41% total return, respectively.

The Fund's 79% allocation to GNMA pools led performance. The Fund's 5% allocation to structure was a close second while both multi-family and U.S. Treasuries were positive contributors to performance, albeit less so at 4% and 11% allocation, respectively. We continue to perform pool improvements, lightening up on those securities that exhibit either consistently fast or more erratic prepayments in favor of more stable cash flows. This should serve our investors well as economic data slowly improve.

The U.S. economy continues to chug along a bumpy and protracted path to recovery. Market participants expect the US economy to continue a moderate expansion despite headwinds. Existing threats to global growth include China's hard landing and subsequent pressure on trade and commodities alike, existing deflation driven by decreased global demand, and aging demographics throughout much of the developed world. Europe is experiencing not only outright deflation, but also a migratory crisis unlike anything seen in modern times. Japan is currently in recession and authorities there have shrugged as if to say this is to be

The Victory Taxable Fixed Income Fund

INCORE Fund for Income (continued)

expected. While headwinds are not new and are not expected to abate, they are largely baked in to asset prices globally. In the U.S., we think manufacturing is likely to continue to struggle as domestic demand drags with slow household formation due to the high cost of housing and heavy student loan debt. We feel services are likely to continue to drive domestic growth, albeit slowly. Labor conditions domestically have improved, but with a persistently low labor force participation rate, we do not feel that a breakout to the upside for inflation is imminent. We believe our strategy remains poised to deliver high, reliable income consistent with preservation of capital.

The Victory Taxable Fixed Income Fund

INCORE Fund for Income (continued)

Average Annual Return

Year Ended October 31, 2015

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		3/1/02		3/1/11	9/16/87	3/4/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Barclays 1-5 Year Gov Bond Index[1]
One Year	1.90%	–0.14%	1.14%	0.17%	2.28%	1.88%	N/A	2.12%	1.35%
Three Year	0.84%	0.17%	0.09%	0.09%	1.16%	0.86%	N/A	N/A	0.87%
Five Year	1.63%	1.22%	0.86%	0.86%	N/A	1.62%	N/A	N/A	1.12%
Ten Year	3.80%	3.60%	2.99%	2.99%	N/A	3.79%	N/A	N/A	3.19%
Since Inception	4.07%	3.94%	2.77%	2.77%	2.14%	5.69%	0.70%	1.16%	N/A
Expense Ratios
Gross	0.96%		1.72%		0.67%	0.96%	1.01%	0.82%
With Applicable Waivers	0.96%		1.72%		0.67%	0.96%	0.63%	0.71%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

INCORE Fund for Income — Growth of $10,000

1The Barclays Capital U.S. 1-5 Year Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Another 12 months have passed and short term rates remain anchored by the Federal Reserve between 0% and 0.25%. Most investors thought that the Fed would act during 2015 and start to move short term rates higher for the first time since 2006 as the economy recovered and the unemployment rate fell. The unemployment rate did fall steadily and as of October 31, 2015 stands at 5.1% which is getting close to what many believe is near full employment. Headwinds on the economic growth front both at home and abroad have caused the Fed to err on the side of caution and continue to hold rates artificially low. The economic slowdown in China that we saw this summer, the drop in oil prices of over 50% in the last 15 months and inflation continuing to track below the long-term target of 2.00% have made it more difficult for the Fed to act.

The Fund (Class A Shares at net asset value) was outperformed by the benchmark Barclays 7 Year Muni Index for the fiscal year ended October 31, 2015, with the Fund returning 2.17% versus the 2.71% return for the Index.

Further out on the curve, the 10 year Treasury spent most of the last 12 months between a yield of 2.00% and 2.50% with the notable exception of January and February where it briefly traded below 1.75%. Up and down the curve, high grade municipal bonds have generally underperformed treasuries during the last 12 months as ratios have risen when comparing the muni yield to the treasury yield for identical maturities. Most of this change in relative value can be explained by the robust new issue calendar during 2015. Through September 30, 2015, new issue supply year to date is up 34% versus the same time period in 2014. This is disproportionately driven by refunding deals as issuers seek to replace higher interest rate debt with new debt at today's lower levels. Another contributor to the underperformance is the fact that municipal funds have seen only minor net inflows year to date, most of which occurred at the beginning of the year. From April 1st through the end of October, funds have seen outflows in 22 of the 31 weeks.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Total returns in the municipal market were more modest than what investors saw in 2014. As of October 31, 2015 municipal returns were in the range of 1.00% to 4.00%, depending on what part of the yield curve you measured. As is often the case in a flat market or a market with a modest rally, the further out the curve you are invested, the higher returns you achieve. The Barclays Municipal Indices show these results as the 12 month total return for the 3 year index was 1.21% and the 7 year index was 2.71%. Leading the way was the long bond index, which posted a total return of 3.89%.

The Victory National Municipal Bond Fund finished its fiscal year in the second quartile of its Morningstar Peer Group of Intermediate Municipal Bond Funds, beating the majority of its competitors. In previous years, the Fund was occasionally hurt by radical and unexpected changes in the slope of the yield curve. This was not the case in 2015 as municipals traded in a much more narrow range and the slope of the curve did not change nearly as much as last year. In fact, as measured by the high grade municipal curve as written by Municipal Market Data, no maturity in the entire 30 year yield curve changed by more than 20 basis points from October 31, 2014 to October 31, 2015.

We expect short term rates to finally begin rising in 2016, but the path of interest rates further out the curve is much harder to predict. If inflation remains tame, longer term rates could still remain relative low over the near term.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2015

	Class A		Class Y
INCEPTION DATE	2/3/94		1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Barclays 7 Year Muni Index[1]
One Year	2.17%	0.12%	2.54%	2.71%
Three Year	1.41%	0.72%	N/A	2.55%
Five Year	2.60%	2.18%	N/A	3.86%
Ten Year	3.85%	3.64%	N/A	4.87%
Since Inception	4.74%	4.65%	1.67%	N/A
Expense Ratios
Gross	1.07%		1.16%
With Applicable Waivers	0.99%		0.72%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The geographical concentration of portfolio holdings in the Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Another 12 months have passed and short term rates remain anchored by the Federal Reserve between 0% and 0.25%. Most investors thought that the Fed would act during 2015 and start to move short term rates higher for the first time since 2006 as the economy recovered and the unemployment rate fell. The unemployment rate did fall steadily and currently as of October 31, 2015 stands at 5.1% which is getting close to what many believe is near full employment. Headwinds on the economic growth front both at home and abroad have caused the Fed to error on the side of caution and continue to hold rates artificially low. The economic slowdown in China that we saw this summer, the drop in oil prices of over 50% in the last 15 months and inflation continuing to track below the long- term target of 2.00% have made it more difficult for the Fed to act.

The Fund (Class A Shares at net asset value) was outperformed by the benchmark Barclays 7 Year Muni Index for the fiscal year ended October 31, 2015, with the Fund returning 2.15% versus the 2.71% return for the Index.

Further out on the curve, the 10 year Treasury spent most of the last 12 months between a yield of 2.00% and 2.50% with the notable exception of January and February where it briefly traded below 1.75%. Up and down the curve, high grade municipal bonds have generally underperformed treasuries during the last 12 months as ratios have risen when comparing the muni yield to the treasury yield for identical maturities. Most of this change in relative value can be explained by the robust new issue calendar during 2015. Through September 30, 2015, new issue supply year to date is up 34% versus the same time period in 2014. This is disproportionately driven by refunding deals as issuers seek to replace higher interest rate debt with new debt at today's lower levels. Another contributor to the underperformance is the fact that municipal funds have seen only minor net inflows year to date, most of which occurred at the beginning of the year. From April 1st through the end of October, funds have seen outflows in 22 of the 31 weeks.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Total returns in the municipal market were more modest than what investors saw in 2014. As of October 31, 2015 municipal returns were in the range of 1.00% to 4.00%, depending on what part of the yield curve you measured. As is often the case in a flat market or a market with a modest rally, the further out the curve you were invested, the higher returns you achieved. The Barclays Municipal Indices show these results as the 12 month total return for the 3 year index was 1.21% and the 7 year index was 2.71%. Leading the way was the long bond index, which posted a total return of 3.89%.

The Victory Ohio Municipal Bond Fund finished its fiscal year in the second quartile of its Morningstar Peer Group of Intermediate Municipal Bond Funds, beating the majority of its competitors. The Fund continues to invest in high quality bonds with a focus on essential service revenue bonds and general obligation bonds. The slope of the yield curve changed very little over the last 12 months. In fact, as measured by the high grade municipal curve as written by Municipal Market Data, no maturity in the entire 30 year yield curve changed by more than 20 basis points from October 31, 2014 to October 31, 2015.

We expect short term rates to finally begin rising in 2016, but the path of interest rates further out the curve is much harder to predict. If inflation remains tame, longer term rates could still remain relative low over the near term.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2015

	Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price	Barclays 7 Year Muni Index[1]
One Year	2.15%	0.09%	2.71%
Three Year	2.04%	1.36%	2.55%
Five Year	2.66%	2.25%	3.86%
Ten Year	3.64%	3.44%	4.87%
Since Inception	5.17%	5.09%	N/A
Expense Ratios
Gross	1.04%
With Applicable Waivers	1.04%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Balanced Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Fixed Income Commentary

For the year to date ended October 30, 2015, the Fund (Class A shares at net asset value) had a total return of 4.66%. Our benchmark, the Balanced Fund (60/40) Index had a total return of 3.89%.

Equity markets have made a round trip so far in 2015, making new highs in the spring only to end up roughly where they started the year at the end of October. Like the equity markets, the yield curve is largely unchanged year to date albeit slightly flatter from 1.51% to 1.40% spread between two year and ten year U.S. Treasury bonds. Short rates rose roughly 0.08% to 0.75% (two year). Long rates also rose 0.17%, from 2.75% to 2.92% for the thirty year U.S. Treasury. Rates in the middle of the curve sagged, with the five year down .14% to 1.52% and the ten year down slightly .03% to 2.14%. Prices move opposite yields.

Only asset-backed securities (+0.45%) and commercial mortgage-backed securities (+0.26%) outperformed the U.S. Treasury component (with similar average life) of the Barclays Aggregate Index which had a total return of 1.14% year to date. Corporate bonds lagged the most at (-1.22%). Agency debt lagged by (-0.89) and mortgages by (-0.31%). Within the mortgage market, Fannie led Freddie who in turn led Ginnie at 1.81%, 1.75% and 1.41% total return, respectively.

Our 91% allocation to GNMA pools led performance. Our 9% allocation to U.S. Treasuries was also quite positive, roughly two thirds that of GNMA pools. We continue to perform pool improvements, lightening up on either consistently fast or more erratically prepaying securities in favor of more stable cash flows. This should serve our investors well as economic data slowly improve.

The U.S. economy continues to chug along a bumpy and protracted path to recovery. Market participants expect the U.S. economy to continue a moderate expansion despite headwinds. Existing threats to global growth include China's hard landing and subsequent pressure on trade and commodities alike, existing deflation driven by decreased global demand, and aging demographics throughout much of the developed world. Europe is experiencing not only outright deflation, but also a migratory crisis unlike anything seen in modern times. Japan is currently in recession and authorities have shrugged as if to say this is to be

The Victory Hybrid Funds

Balanced Fund (continued)

expected. While headwinds are not new and are not expected to abate, they are largely baked into asset prices globally. In the U.S., manufacturing is likely to continue to struggle as domestic demand drags with slow household formation due to the high cost of housing and heavy student loan debt. Services are likely to continue to drive domestic growth albeit slowly. Labor conditions domestically have improved, but that does not mean a breakout to the upside for inflation is imminent with a persistently low labor force participation rate. We believe our strategy remains poised to deliver high, reliable income consistent with preservation of capital.

Equity Commentary

Fiscal 2015 marked the seventh consecutive year of positive returns for equity markets, an extraordinary run off of the early 2009 lows. Enthusiasm did seem to wane in the late summer months, as the S&P 500 experienced its worst correction since 2011, however a snapback rally in October helped to secure a 5.20% return for the fiscal year. Returns were modest, but impressive considering earnings growth expectations fell from 10% to 2% for calendar 2015 earnings. The U.S. economy continued on its slow growth trajectory, but the Federal Reserve has yet to raise interest rates, which has caused investor confusion. Slowing growth in emerging markets such as China, along with concern over an already appreciating U.S. dollar, may be influencing policy makers' decision, at the same time low inflation provides cover to err on the side of caution. We are now over 80 months into the bull market rally that began in March of 2009, 22 months longer than the average bull market run since 1932.

The best performing sectors in the market for the fiscal year were Consumer Discretionary, outpacing all other sectors by over 800 bps, followed by the Technology sector. Growth securities led the way in both sectors, with internet retailers and software companies such as Amazon, Facebook and Alphabet (formerly Google) the largest contributors to return. For the second consecutive fiscal year, Energy was the worst performing sector by a wide margin. Oil prices fell over 50% from the $90 level beginning the fiscal year, with increasing global supplies and a reluctance on the part of large producing nations to cut their output.

Within the portfolio, Alphabet, Starbucks, and Progressive were the largest contributors to the Fund's performance. Both Alphabet and Starbucks delivered double-digit top-line growth and even greater earnings growth and were rewarded for their scarcity value in this environment. Progressive has demonstrated better loss ratios than industry peers, and the stock has appreciated nicely throughout the year. From a top-down perspective, the Industrial sector was the largest contributor to outperformance for the Fund. The largest detractors to performance were Chesapeake Energy, Potash Corporation, and Applied Materials. Both Chesapeake and Potash fell with declining commodity prices, oil and potash respectively. Chesapeake was sold due to balance sheet concerns earlier in the year, while Potash was held as the company has a much stronger financial position to weather the downturn in the commodity price, and we are starting to see a lower supply environment with potential for consolidation in the industry.

The Victory Hybrid Funds

Balanced Fund (continued)

Average Annual Return

Year Ended October 31, 2015

	Class A		Class C		Class I	Class R
INCEPTION DATE	12/10/93		3/1/03		8/31/07	12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P 500 Index[1]	Balanced Fund (60/40) Index[1]
One Year	4.66%	–1.37%	3.92%	2.96%	4.96%	4.36%	5.20%	3.89%
Three Year	10.95%	8.79%	10.16%	10.16%	11.23%	10.61%	16.20%	10.68%
Five Year	8.95%	7.66%	8.18%	8.18%	9.39%	8.63%	14.33%	10.17%
Ten Year	6.12%	5.49%	5.28%	5.28%	N/A	5.71%	7.85%	6.63%
Since Inception	7.04%	6.75%	6.20%	6.20%	5.25%	4.43%	N/A	N/A
Expense Ratios
Gross	1.34%		2.14%		4.80%	1.72%
With Applicable Waivers	1.15%		1.85%		0.90%	1.45%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Balanced Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Balanced Fund (60/40) Index currently consists of the following weightings: 60% S&P 500 Index1, 40% Barclays Capital 1-5 Year U.S. Government Bond Index. Prior to May 1, 2013, the weightings were: 60% S&P 500 Index1, 40% Barclays Capital U.S. Aggregate Bond Index. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

INCORE Investment Grade Convertible Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

The INCORE Investment Grade Convertible Fund produced a positive return during fiscal year ended October 31, 2015. The Fund lagged its benchmark but was well ahead of its convertible fund peers. For the period ended October 31, 2015, the Fund returned 1.21% compared to 3.95% for the Bank of America Merrill Lynch Investment Grade Index (VXA1). While the concentration within the index creates a difficult target to beat, the Fund ranked in the top 3% of its Morningstar category for this one-year period.

The last quarter of 2014 ended with both U.S. stocks and consumer confidence approaching record highs, with impressive employment statistics and above trend growth. The Federal Reserve also brought an end to its Quantitative Easing program. The environment for stocks, and thus convertibles, remained quite favorable with a backdrop of low inflation and interest rates, and stable credit spreads. We therefore entered 2015 with a portfolio delta and measure of equity sensitivity above the index, capturing more equity performance than the index. As the year unfolded, we saw profit pressure induced by slow global growth, a plummeting price of oil, and a strengthening dollar. In addition, the Fed started preparing markets for the return of a normal interest rate policy through their post-meeting policy statements. Growth skidded to a halt in the first quarter of 2015 with a rebound in the summer and fall. Furthermore, international turmoil rocked financial markets, including a Greek bond crisis, a Chinese currency devaluation, and slow growth centered in China and emerging markets. Economies in the Euro Zone, China and Japan continued their easing program. Consequently, bond investors oscillated between risk assets and treasuries and the stock market had a see-saw year with the S&P 500 producing a 5.20% return, followed by investment grade convertibles (Bank of America Merrill Lynch Investment Grade Convertible Index) at 3.95% and finally the Investment Grade Convertible Bond Fund (A Shares at NAV) were up 1.21%.

In terms of the Fund's sector performance, the Consumer Discretionary sector, propelled by Priceline Group, was the absolute best performing sector, while the Energy sector, pulled down by Chesapeake Energy, was the worst. Industrials led the way in terms of contribution to the return with Southwest Air (AirTran Holdings), Danaher Corp. and Stanley Black & Decker Inc. producing strong returns. Two sectors contributed negatively to the Fund's return: Basic Materials, due to poor performance from Alcoa Inc., and the Energy sector as noted above. After strong performances in 2013 and 2014, the Healthcare sector gave back some

The Victory Hybrid Funds

INCORE Investment Grade Convertible Fund (continued)

of this performance, producing a flat return. Technology holdings provided a healthy contribution, with Red Hat, Citrix and Xilinx performing well, offset by poor performance from Micron Tech. Both Utilities and Financials contributed modestly.

In terms of structure, the Fund carried a delta that averaged 10% higher than the index, therefore capturing more movement on underlying stocks, which was a mild advantage. Non-investment grade holdings were a clear negative this year. In addition, our 5% weight limit at cost (risk control) hurt the Fund on a relative basis in terms of 2 holdings — Priceline Group, up nearly 15% for the year, and Wells Fargo, up 5% for the year, which carried weights in the index at 10% and 12%, respectively.

We structure the Fund's portfolio with approximately 1/3 of the holdings in equity-sensitive, high-delta convertibles, 1/3 in total return, middle-of-the-road convertibles and 1/3 in defensive, fixed-income oriented convertibles. This structure is designed to provide a balance between upside participation during good markets and downside protection during bad markets. In addition, the Fund continues to focus on the high-credit quality segment of the market, which results in a weighted average investment-grade rating.

The Victory Hybrid Funds

INCORE Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2015

	Class A		Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Merrill Lynch All Investment Grade US Convertibles (VXA1) Index[1]
One Year	1.21%	–0.83%	1.54%	3.95%
Three Year	10.94%	10.20%	11.43%	13.39%
Five Year	7.76%	7.32%	8.22%	9.86%
Ten Year	4.99%	4.78%	N/A	5.47%
Since Inception	7.51%	7.43%	4.34%	N/A
Expense Ratios
Gross	1.52%		1.08%
With Applicable Waivers	1.52%		1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

INCORE Investment Grade Convertible Fund — Growth of $10,000

1The BofA Merrill Lynch All Investment Grade Convertibles Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios  Schedule of Portfolio Investments
NewBridge Large Cap Growth Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (94.7%)
Auto Components (2.5%):
Delphi Automotive PLC	32,475	$2,702
Consumer Staples (5.8%):
Costco Wholesale Corp.	17,350	2,743
Monster Beverage Corp. (a)	25,125	3,425
		6,168
Financials (4.6%):
Affiliated Managers Group, Inc. (a)	12,000	2,163
The Charles Schwab Corp.	89,150	2,721
		4,884
Health Care (17.9%):
Alexion Pharmaceuticals, Inc. (a)	16,325	2,873
Celgene Corp. (a)	37,875	4,648
Cerner Corp. (a)	43,925	2,912
Edwards Lifesciences Corp. (a)	14,350	2,255
Gilead Sciences, Inc.	37,125	4,014
Health Net, Inc. (a)	37,025	2,379
		19,081
Hotels, Restaurants & Leisure (4.8%):
Starbucks Corp.	80,750	5,053
Internet & Catalog Retail (9.2%):
Amazon.com, Inc. (a)	8,450	5,289
Priceline.com, Inc. (a)	3,075	4,472
		9,761
Internet Software & Services (11.3%):
Alphabet, Inc., Class C (a)	9,199	6,605
Facebook, Inc., Class A (a)	53,125	5,417
		12,022
IT Services (4.8%):
Visa, Inc., Class A	65,000	5,043
Materials (2.7%):
Sherwin-Williams Co.	10,675	2,848
Road & Rail (2.5%):
Canadian Pacific Railway Ltd.	18,925	2,659
Semiconductors & Semiconductor Equipment (4.0%):
NXP Semiconductor NV (a)	23,350	1,829
Skyworks Solutions, Inc.	31,025	2,396
		4,225
Software (8.9%):
Adobe Systems, Inc. (a)	46,125	4,090
Electronic Arts, Inc. (a)	43,825	3,158
salesforce.com, Inc. (a)	28,525	2,217
		9,465

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
NewBridge Large Cap Growth Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Specialty Retail (8.7%):
O'Reilly Automotive, Inc. (a)	9,850	$2,721
Tractor Supply Co.	34,725	3,208
Ulta Salon Cosmetics & Fragrance, Inc. (a)	18,775	3,267
		9,196
Technology Hardware, Storage & Peripherals (4.8%):
Apple, Inc.	42,500	5,079
Textiles, Apparel & Luxury Goods (2.2%):
NIKE, Inc., Class B	17,775	2,328
Total Common Stocks (Cost $56,968)		100,515
Exchange-Traded Funds (4.4%)
iShares Russell 1000 Growth ETF	46,000	4,650
Total Exchange-Traded Funds (Cost $4,622)		4,650
Investment Companies (0.7%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	736,906	737
Total Investment Companies (Cost $737)		737
Total Investments (Cost $62,327) — 99.8%		105,902
Other assets in excess of liabilities — 0.2%		212
NET ASSETS — 100.00%		$106,114

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on October 31, 2015.

ETF — Exchange-Traded Fund

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
Select Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.9%)
Consumer Discretionary (17.3%):
Advance Auto Parts, Inc.	532	$105
H&R Block, Inc.	6,407	239
Johnson Controls, Inc.	2,121	96
PVH Corp.	1,140	104
		544
Consumer Staples (9.7%):
CVS Caremark Corp.	1,015	100
Diageo PLC, ADR	1,207	139
Mead Johnson Nutrition Co.	786	65
		304
Energy (2.2%):
Schlumberger Ltd.	895	70
Financials (17.2%):
American Express Co.	1,310	96
Bank of New York Mellon Corp.	3,831	160
Citigroup, Inc.	3,033	161
Progressive Corp.	3,775	125
		542
Health Care (4.7%):
Baxter International, Inc.	3,937	147
Industrials (12.7%):
General Electric Co.	5,505	159
Nielsen Holdings PLC	2,140	102
United Parcel Service, Inc., Class B	1,365	140
		401
Internet Software & Services (10.8%):
Alphabet, Inc., Class C (a)	309	220
Facebook, Inc., Class A (a)	1,170	119
		339
IT Services (4.9%):
Visa, Inc., Class A	2,016	156
Materials (7.3%):
Air Products & Chemicals, Inc.	917	127
Potash Corp. of Saskatchewan, Inc.	5,222	105
		232
Semiconductors & Semiconductor Equipment (2.7%):
Applied Materials, Inc.	5,141	86
Software (3.6%):
SAP SE, ADR	1,444	114

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Select Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Technology Hardware, Storage & Peripherals (3.8%):
EMC Corp.	4,518	$119
Total Common Stocks (Cost $2,795)		3,054
Investment Companies (4.5%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	140,752	141
Total Investment Companies (Cost $141)		141
Total Investments (Cost $2,936) — 101.4%		3,195
Liabilities in excess of other assets — (1.4)%		(45)
NET ASSETS — 100.00%		$3,150

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on October 31, 2015.

ADR — American Depositary Receipt

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
Special Value Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.6%)
Consumer Discretionary (13.7%):
Advance Auto Parts, Inc.	9,500	$1,885
H&R Block, Inc.	90,600	3,376
Hilton Worldwide Holdings, Inc.	107,400	2,684
Johnson Controls, Inc.	70,200	3,172
Newell Rubbermaid, Inc.	42,100	1,786
PVH Corp.	14,100	1,282
Starbucks Corp.	23,400	1,464
		15,649
Consumer Staples (6.1%):
CVS Caremark Corp.	27,300	2,696
Diageo PLC, ADR	15,300	1,761
Mead Johnson Nutrition Co.	17,300	1,419
The Hershey Co.	12,200	1,082
		6,958
Energy (6.3%):
Occidental Petroleum Corp.	31,600	2,355
Schlumberger Ltd.	39,500	3,087
Weatherford International PLC (a)	169,200	1,733
		7,175
Financials (17.3%):
American Express Co.	18,800	1,377
Bank of America Corp.	194,300	3,260
Bank of New York Mellon Corp.	79,300	3,302
Citigroup, Inc.	94,300	5,015
Principal Financial Group, Inc.	46,700	2,342
Progressive Corp.	101,000	3,347
The Goldman Sachs Group, Inc.	6,200	1,163
		19,806
Health Care (12.2%):
Baxter International, Inc.	66,700	2,494
Celgene Corp. (a)	11,600	1,423
Eli Lilly & Co.	12,400	1,011
Medtronic PLC	39,300	2,905
Merck & Co., Inc.	32,400	1,771
Perrigo Co. PLC	13,340	2,104
Pfizer, Inc.	66,500	2,250
		13,958

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (16.1%):
Danaher Corp.	19,400	$1,810
General Electric Co.	150,800	4,362
Masco Corp.	83,000	2,407
Nielsen Holdings PLC	45,000	2,138
Precision Castparts Corp.	4,750	1,096
Stanley Black & Decker, Inc.	17,300	1,833
Union Pacific Corp.	16,300	1,456
United Parcel Service, Inc., Class B	32,100	3,307
		18,409
Information Technology (22.1%):
Alphabet, Inc., Class C (a)	7,187	5,108
Apple, Inc.	15,820	1,890
Applied Materials, Inc.	146,200	2,452
Cisco Systems, Inc.	120,200	3,468
EMC Corp.	137,000	3,593
Facebook, Inc., Class A (a)	27,900	2,845
SAP SE, ADR	27,000	2,125
Twitter, Inc. (a)	50,500	1,437
Visa, Inc., Class A	33,200	2,576
		25,494
Materials (4.8%):
Air Products & Chemicals, Inc.	20,230	2,812
Potash Corp. of Saskatchewan, Inc.	131,700	2,664
		5,476
Total Common Stocks (Cost $110,908)		112,925
Investment Companies (0.5%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	626,943	627
Total Investment Companies (Cost $627)		627
Total Investments (Cost $111,535) — 99.1%		113,552
Other assets in excess of liabilities — 0.9%		1,046
NET ASSETS — 100.00%		$114,598

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on October 31, 2015.

ADR — American Depositary Receipt

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
Sycamore Established Value Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.6%)
Consumer Discretionary (13.6%):
CBS Corp., Class B	782,200	$36,388
Dollar General Corp.	735,500	49,844
Fossil Group, Inc. (a)	469,000	25,518
Gannett Co., Inc.	1,821,800	28,821
Johnson Controls, Inc.	915,700	41,371
Nordstrom, Inc.	462,500	30,160
NVR, Inc. (a)	15,700	25,713
Panera Bread Co., Class A (a)	183,700	32,583
Ross Stores, Inc.	372,600	18,846
TEGNA, Inc.	1,320,900	35,717
The Interpublic Group of Cos., Inc.	1,257,900	28,844
		353,805
Consumer Staples (5.5%):
Flowers Foods, Inc.	1,443,875	38,985
Ingredion, Inc.	287,900	27,368
J.M. Smucker Co.	346,300	40,651
McCormick & Co., Inc.	447,200	37,556
		144,560
Energy (6.0%):
Cimarex Energy Co.	454,100	53,611
Devon Energy Corp.	1,164,900	48,844
Energen Corp.	924,200	53,743
		156,198
Financials (20.4%):
Aflac, Inc.	690,100	43,994
Alexandria Real Estate Equities, Inc.	411,800	36,955
Alleghany Corp. (a)	101,700	50,471
American Financial Group, Inc.	386,200	27,880
Citizens Financial Group, Inc.	2,132,500	51,820
DDR Corp.	3,070,300	51,581
Invesco Ltd.	911,800	30,245
Markel Corp. (a)	20,700	17,968
Marsh & McLennan Cos., Inc.	579,600	32,307
Old Republic International Corp.	760,800	13,725
Progressive Corp.	260,200	8,620
SunTrust Banks, Inc.	1,241,000	51,526
The Chubb Corp.	193,200	24,990
Unum Group	1,857,900	64,376
Waddell & Reed Financial, Inc.	779,300	28,787
		535,245

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Sycamore Established Value Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (6.0%):
C.R. Bard, Inc.	192,900	$35,946
DENTSPLY International, Inc.	871,200	53,012
Mednax, Inc. (a)	80,300	5,659
PerkinElmer, Inc.	582,700	30,091
St. Jude Medical, Inc.	481,000	30,693
		155,401
Industrials (15.1%):
Allison Transmission Holding, Inc.	1,008,092	28,932
Cintas Corp.	210,100	19,558
Hubbell, Inc., Class B	315,200	30,527
Ingersoll-Rand PLC	375,800	22,270
Jacobs Engineering Group, Inc. (a)	896,100	35,969
Kennametal, Inc.	961,200	27,029
Masco Corp.	1,526,400	44,266
Owens Corning, Inc.	532,000	24,222
Parker Hannifin Corp.	340,100	35,608
Republic Services, Inc., Class A	764,000	33,418
Rockwell Automation, Inc.	320,000	34,931
Xylem, Inc.	1,577,700	57,445
		394,175
Information Technology (15.6%):
Analog Devices, Inc.	434,800	26,140
Avnet, Inc.	963,472	43,771
Booz Allen Hamilton Holdings Corp.	1,448,000	42,658
Broadridge Financial Solutions, Inc.	532,900	31,750
Fidelity National Information Services, Inc.	592,300	43,192
Juniper Networks, Inc.	874,300	27,444
Keysight Technologies, Inc. (a)	1,363,027	45,088
KLA-Tencor Corp.	735,100	49,340
On Semiconductor Corp. (a)	3,049,600	33,546
Synopsys, Inc. (a)	731,600	36,565
Teradata Corp. (a)	921,500	25,903
		405,397
Materials (6.9%):
AptarGroup, Inc.	653,700	48,087
Avery Dennison Corp.	458,600	29,795
International Flavors & Fragrances, Inc.	190,300	22,086
Reliance Steel & Aluminum Co.	688,200	41,264
Scotts Co.	569,300	37,665
		178,897

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Sycamore Established Value Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (6.5%):
Alliant Energy Corp.	702,700	$41,473
Atmos Energy Corp.	696,300	43,867
DTE Energy Co.	526,700	42,974
Xcel Energy, Inc.	1,144,800	40,789
		169,103
Total Common Stocks (Cost $2,119,229)		2,492,781
Exchange-Traded Funds (0.9%)
iShares Russell Midcap Value Index Fund	338,600	24,118
Total Exchange-Traded Funds (Cost $14,681)		24,118
Investment Companies (3.5%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	90,825,058	90,825
Total Investment Companies (Cost $90,825)		90,825
Total Investments (Cost $2,224,735) — 100.0%		2,607,724
Liabilities in excess of other assets — 0.0%		(1,133)
NET ASSETS — 100.00%		$2,606,591

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on October 31, 2015.

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
Sycamore Small Company Opportunity Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.4%)
Consumer Discretionary (11.4%):
Big Lots, Inc.	652,400	$30,076
Buffalo Wild Wings, Inc. (a)	148,100	22,847
Caleres, Inc.	776,700	23,736
Callaway Golf Co.	3,495,500	34,780
Core-Mark Holding Co., Inc.	67,494	5,487
Culp, Inc.	272,025	8,163
La-Z-Boy, Inc.	1,283,580	36,646
Modine Manufacturing Co. (a)	2,276,316	19,053
Oxford Industries, Inc.	61,469	4,476
Steven Madden Ltd. (a)	604,700	21,074
The Children's Place, Inc.	151,000	8,104
The E.W. Scripps Co., Class A	1,527,500	33,697
The Men's Wearhouse, Inc.	728,100	29,110
Tumi Holdings, Inc. (a)	556,200	8,916
UniFirst Corp.	359,600	37,783
		323,948
Consumer Staples (3.3%):
Central Garden & Pet Co., Class A (a)	232,750	3,929
Flowers Foods, Inc.	1,539,300	41,560
Lancaster Colony Corp.	168,500	19,162
The Andersons, Inc.	842,164	29,813
		94,464
Energy (3.6%):
Delek US Holdings, Inc.	1,076,400	29,278
Helix Energy Solutions Group, Inc. (a)	3,204,000	18,519
Synergy Resources Corp. (a)	3,058,200	34,221
Unit Corp. (a)	1,533,600	19,339
		101,357
Financials (21.7%):
American Financial Group, Inc.	530,500	38,297
AMERISAFE, Inc.	130,825	7,160
Argo Group International Holdings	444,696	27,802
Associated Banc-Corp.	1,496,209	28,937
Brown & Brown, Inc.	1,369,400	44,191
Columbia Banking System, Inc.	1,374,900	45,811
Eagle BanCorp, Inc. (a)	844,100	40,179
FBL Financial Group, Inc., Class A	96,500	6,070
FNB Corp.	3,287,900	44,288
Independent Bank Corp.	683,971	31,969
Infinity Property & Casualty Corp.	256,300	20,637
Lakeland Financial Corp.	482,200	21,665
LaSalle Hotel Properties	741,600	21,810
LTC Properties, Inc.	626,000	26,824
Old National Bancorp	2,833,800	39,673
Old Republic International Corp.	872,600	15,742
PacWest Bancorp	705,100	31,758

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Sycamore Small Company Opportunity Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Potlatch Corp.	954,800	$29,829
South State Corp.	162,300	12,578
Sterling BanCorp	2,906,900	44,737
Symetra Financial Corp.	401,900	12,752
Virtus Investment Partners, Inc.	193,600	22,659
		615,368
Health Care (7.8%):
Analogic Corp.	277,500	24,315
Bruker Corp. (a)	1,344,546	24,699
Haemonetics Corp. (a)	1,002,900	33,878
Integra Lifesciences Holdings (a)	324,200	19,313
Owens & Minor, Inc.	1,371,600	49,171
STERIS Corp.	290,728	21,790
VWR Corp. (a)	827,800	22,773
WellCare Health Plans, Inc. (a)	281,000	24,897
		220,836
Industrials (22.4%):
ABM Industries, Inc.	993,224	28,208
Aerojet Rocketdyne Holdings, Inc. (a)	780,700	13,225
Alamo Group, Inc.	125,800	5,903
Altra Industrial Motion Corp.	1,004,621	26,582
Applied Industrial Technologies, Inc.	620,300	25,624
Astec Industries, Inc.	461,500	14,999
AZZ, Inc.	500,200	27,676
Barnes Group, Inc.	1,193,200	44,852
Beacon Roofing Supply, Inc. (a)	697,500	24,685
Briggs & Stratton Corp.	747,300	13,280
Carlisle Cos., Inc.	236,384	20,565
Celadon Group, Inc.	1,320,100	19,115
EMCOR Group, Inc.	1,091,700	52,707
Forward Air Corp.	427,200	19,378
FTI Consulting, Inc. (a)	697,800	23,732
Granite Construction, Inc.	1,105,753	36,313
Korn/Ferry International	708,800	25,779
Mueller Industries, Inc.	744,100	23,454
Progressive Waste Solutions Ltd.	1,555,900	37,419
Quanex Building Products Corp.	1,609,700	30,375
Standex International Corp.	283,100	25,400
Sykes Enterprises, Inc. (a)	1,244,400	36,088
Watts Water Technologies, Inc., Class A	465,200	25,325
Werner Enterprises, Inc.	537,000	14,209
Woodward, Inc.	486,500	22,136
		637,029
Information Technology (13.3%):
Acxiom Corp. (a)	1,521,000	33,645
Anixter International, Inc. (a)	648,300	44,459
Diodes, Inc. (a)	993,500	22,751
Entegris, Inc. (a)	2,158,300	27,691

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Sycamore Small Company Opportunity Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ingram Micro, Inc., Class A	1,305,400	$38,875
Littelfuse, Inc.	335,600	33,537
Mentor Graphics Corp.	1,005,100	27,339
Mesa Laboratories, Inc.	84,900	9,496
Microsemi Corp. (a)	849,800	30,601
Microstrategy, Inc., Class A (a)	38,700	6,659
MKS Instruments, Inc.	899,051	31,683
Plexus Corp. (a)	1,023,400	35,430
PTC, Inc. (a)	753,000	26,686
West Pharmaceutical Services, Inc.	152,100	9,128
		377,980
Materials (7.1%):
Cabot Corp.	963,533	34,630
Calgon Carbon Corp.	1,908,829	32,832
Compass Minerals International, Inc.	445,900	36,225
H.B. Fuller Co.	770,900	29,286
Hawkins, Inc.	344,033	14,257
Kaiser Aluminum Corp.	101,800	8,275
Olin Corp.	763,064	14,636
Orion Engineered Carbons SA	1,388,200	18,130
Sensient Technologies Corp.	212,156	13,847
		202,118
Utilities (4.8%):
ALLETE, Inc.	620,200	31,140
El Paso Electric Co.	806,200	31,176
NorthWestern Corp.	553,700	30,005
Piedmont Natural Gas Co., Inc.	748,200	42,879
		135,200
Total Common Stocks (Cost $2,447,389)		2,708,300
Exchange-Traded Funds (1.0%)
iShares Russell 2000 Value Index Fund	287,100	27,295
Total Exchange-Traded Funds (Cost $25,141)		27,295
Investment Companies (3.3%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	95,766,829	95,767
Total Investment Companies (Cost $95,767)		95,767
Total Investments (Cost $2,568,297) — 99.7%		2,831,362
Other assets in excess of liabilities — 0.3%		7,481
NET ASSETS — 100.00%		$2,838,843

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on October 31, 2015.
See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
Expedition Emerging Markets Small Cap Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (95.6%)
Bermuda (1.3%):
Consumer Discretionary (1.3%):
Texwinca Holdings Ltd.	156,000	$151
Brazil (0.3%):
Financials (0.3%):
Valid Solucoes SA	2,900	33
Cayman Islands (2.5%):
Consumer Discretionary (1.5%):
Nexteer Automotive Group Ltd.	168,000	178
Consumer Staples (1.0%):
Nagacorp Ltd.	166,000	117
		295
China (2.6%):
Consumer Discretionary (1.3%):
Shenzhou International Group	32,000	157
Energy (0.1%):
Hilong Holdings Ltd.	31,000	7
Health Care (0.2%):
China Animal Healthcare Ltd. (b)(c)	60,000	25
Industrials (1.0%):
Sinopec Engineering (Group) Co. Ltd., H Shares	141,500	122
		311
Hong Kong (4.9%):
Consumer Discretionary (1.2%):
Melco International Development Ltd.	88,000	136
Energy (1.2%):
NewOcean Energy Holdings Ltd.	352,000	143
Information Technology (1.5%):
Tongda Group Holdings Ltd.	870,000	177
Telecommunication Services (1.0%):
Citic Telecom International Holdings Ltd.	301,000	124
		580
India (19.1%):
Consumer Discretionary (1.2%):
Mahindra CIE Automotive Ltd. (b)	36,770	142
Consumer Staples (1.3%):
CCL Products India Ltd.	46,091	153
Financials (2.4%):
Dewan Housing Finance Corp. Ltd.	43,766	150
IIFL Holdings Ltd. (b)	46,860	138
		288

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Expedition Emerging Markets Small Cap Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Health Care (7.1%):
Ajanta Pharma Ltd.	5,636	$133
Marksans Pharma Ltd.	96,349	143
Natco Pharma Ltd.	4,545	178
Suven Life Sciences Ltd.	41,534	172
Torrent Pharmaceuticals Ltd.	8,832	208
		834
Industrials (5.3%):
Ashoka Buildcon Ltd.	59,269	149
Eveready Industries India Ltd.	29,251	123
Kajaria Ceramics Ltd.	13,605	189
Simplex Infrastructures Ltd.	32,802	165
		626
Materials (1.8%):
Aarti Industries Ltd.	17,365	135
Sharda Cropchem Ltd.	18,026	73
		208
		2,251
Indonesia (4.7%):
Consumer Discretionary (2.6%):
PT Matahari Department Store TBK	125,400	151
PT Pan Brothers TBK	3,966,200	154
		305
Industrials (1.1%):
PT Pembangunan Perumahan Persero TBK	462,900	128
Telecommunication Services (1.0%):
PT Link Net TBK (b)	401,900	125
		558
Jersey (1.2%):
Health Care (1.2%):
Integrated Diagnostics Holdings PLC (b)(d)	24,981	138
Korea, Republic Of (19.0%):
Consumer Discretionary (8.5%):
CJ CGV Co. Ltd.	1,592	144
Hanssem Co. Ltd.	686	140
Hotel Shilla Co. Ltd.	1,600	154
KT Skylife Co. Ltd.	7,151	117
Loen Entertainment, Inc.	2,518	172
Seoul Auction Co. Ltd.	8,326	138
Shinsegae Food Co. Ltd.	897	135
		1,000
Consumer Staples (1.3%):
Cosmax, Inc.	898	151

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Expedition Emerging Markets Small Cap Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Health Care (5.1%):
Huvitz Co. Ltd.	9,239	$130
Interojo Co. Ltd.	4,877	159
Medy-Tox, Inc.	343	145
Osstem Implant Co. Ltd. (b)	2,968	173
		607
Industrials (1.9%):
Aero Space Technology of Korea, Inc. (b)	5,666	138
COSON Co. Ltd. (b)	4,666	93
		231
Information Technology (2.2%):
Isc Co. Ltd.	4,882	109
Silicon Works Co. Ltd.	4,999	148
		257
		2,246
Malaysia (6.2%):
Health Care (1.2%):
KPJ Healthcare Berhad	142,500	141
Industrials (1.4%):
Karex Berhad (b)	197,438	161
Information Technology (2.6%):
GHL Systems Berhad (b)	600,750	152
My E.G. Services Berhad	231,200	159
		311
Materials (1.0%):
Cahya Mata Sarawak Berhad	98,400	122
		735
Mexico (1.4%):
Financials (1.4%):
Gentera SAB de CV	86,900	160
Philippines (2.2%):
Consumer Staples (1.1%):
Robinsons Retail Holdings, Inc.	83,630	137
Materials (1.1%):
D&L Industries, Inc.	618,100	128
		265
Poland (2.3%):
Industrials (2.3%):
Kruk SA	3,361	160
PKP Cargo SA	6,633	114
		274

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Expedition Emerging Markets Small Cap Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Singapore (1.2%):
Materials (1.2%):
Midas Holdings Ltd.	655,400	$147
South Africa (2.5%):
Consumer Staples (2.5%):
Clicks Group Ltd.	20,884	153
Tiger Brands Ltd.	6,479	148
		301
Taiwan, Province of China (7.1%):
Consumer Discretionary (3.9%):
Hota Industrial Manufacturing Co. Ltd.	52,254	171
Nan Liu Enterprise Co. Ltd.	28,000	157
Poya Co. Ltd.	11,281	128
		456
Health Care (0.9%):
Intai Technology Corp.	30,000	107
Industrials (1.0%):
Sporton International, Inc.	19,502	117
Information Technology (1.3%):
Wistron NeWeb Corp.	59,180	155
		835
Taiwan, Province Of China (5.1%):
Consumer Discretionary (0.9%):
Eclat Textile Co. Ltd.	7,000	103
Consumer Staples (1.2%):
Makalot Industrial Co. Ltd.	18,664	141
Industrials (1.2%):
Voltronic Power Technology Corp.	11,000	140
Information Technology (0.9%):
CHIPBOND Technology Corp.	76,000	108
Materials (0.9%):
Yeong Guan Energy Technology Group Co. Ltd.	17,000	108
		600
Thailand (6.2%):
Consumer Discretionary (2.5%):
Major Cineplex Group PLC	176,951	154
MC Group Public Co. Ltd. — NVDR	366,800	143
		297
Consumer Staples (1.0%):
Thai Union Frozen Products Public Co. Ltd.	235,100	117
Financials (1.3%):
Krungthai Card Public Co. Ltd. — NVDR	55,000	154

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Expedition Emerging Markets Small Cap Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Health Care (1.4%):
Chularat Hospital Public Co. Ltd. — NVDR	2,444,600	$163
		731
Turkey (3.5%):
Consumer Discretionary (1.1%):
Tofas Turk Otomobil Fabrikasi AS	20,207	133
Consumer Staples (1.4%):
Ulker Biskuvi Sanayi AS	23,211	157
Materials (1.0%):
Akcansa Cimento	25,739	121
		411
United Arab Emirates (2.3%):
Consumer Staples (1.2%):
Agthia Group PJSC	67,659	141
Health Care (1.1%):
NMC Health PLC	11,355	133
		274
Total Common Stocks (Cost $11,100)		11,296
Cash Equivalents (3.3%)
United States (3.3%):
Citibank Money Market Deposit Account, 0.02% (e)	$387	387
Total Cash Equivalents (Cost $387)		387
Total Investments (Cost $11,487) — 98.9%		11,683
Other assets in excess of liabilities — 1.1%		124
NET ASSETS — 100.00%		$11,807

(a)  All securities, except those traded on exchanges in Brazil and Mexico were fair valued at October 31, 2015. See section 2 of the Notes to Financial Statements for further discussion of the Fund's fair value policy.

(b)  Non-income producing security.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees and has classified it as a Level 3 security. At October 31, 2015, illiquid securities were 0.20% of the Fund's net assets.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/15.

NVDR — Non-Voting Depository Receipt

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
NewBridge Global Equity Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (95.4%)
Australia (0.9%):
Financials (0.9%):
Dexus Property Group	20,379	$112
Belgium (3.9%):
Financials (3.9%):
Ageas	8,500	375
KBC Groep NV	2,117	129
		504
Brazil (0.6%):
Consumer Staples (0.6%):
Ambev SA, ADR	15,474	75
Canada (2.3%):
Consumer Discretionary (0.9%):
Magna International, Inc.	2,111	112
Consumer Staples (1.4%):
Alimentation Couche-Tard, Inc., Class B	4,328	186
		298
China (1.5%):
Information Technology (1.5%):
Tencent Holdings Ltd.	10,100	190
Curacao (1.9%):
Energy (1.9%):
Schlumberger Ltd.	3,243	254
Denmark (2.2%):
Financials (0.9%):
Danske Bank A/S	4,074	112
Health Care (1.3%):
Novo Nordisk A/S, Class B	3,301	175
		287
Finland (1.1%):
Financials (1.1%):
Sampo Oyj, Class A	3,003	146
France (1.7%):
Consumer Discretionary (0.9%):
Valeo SA	758	117
Industrials (0.8%):
Vinci SA	1,452	98
		215

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
NewBridge Global Equity Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Germany (1.9%):
Consumer Discretionary (0.6%):
Continental AG	328	$79
Financials (1.3%):
Allianz SE	952	166
		245
Hong Kong (0.8%):
Financials (0.8%):
AIA Group Ltd.	17,600	103
Ireland (Republic of) (3.2%):
Health Care (1.0%):
Shire PLC	1,683	128
Information Technology (2.2%):
Accenture PLC, Class A	2,652	284
		412
Italy (1.4%):
Energy (1.4%):
Eni SpA	11,510	188
Japan (7.9%):
Consumer Discretionary (0.9%):
Toyota Motor Corp.	1,900	116
Consumer Staples (1.1%):
LAWSON, Inc.	1,900	140
Financials (1.7%):
Sumitomo Mitsui Financial Group, Inc.	5,500	219
Health Care (1.6%):
SUZUKEN Co., Ltd.	5,300	203
Industrials (1.2%):
ITOCHU Corp.	13,100	163
Telecommunication Services (1.4%):
Nippon Telegraph & Telephone Corp.	5,100	187
		1,028
Netherlands (5.8%):
Energy (2.9%):
Royal Dutch Shell PLC, Class B	14,099	368
Information Technology (0.9%):
NXP Semiconductor NV (b)	1,470	115
Materials (2.0%):
LyondellBasell Industries NV, Class A	2,817	262
		745

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
NewBridge Global Equity Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Singapore (1.2%):
Financials (1.2%):
DBS Group Holdings Ltd.	12,688	$156
South Africa (0.7%):
Consumer Discretionary (0.7%):
Steinhoff International Holdings Ltd.	15,574	95
Sweden (1.0%):
Financials (0.5%):
Svenska Handelsbanken AB	4,419	60
Materials (0.5%):
Boliden AB	3,731	71
		131
Switzerland (4.8%):
Financials (3.6%):
ACE Ltd.	1,653	188
Swiss Re AG	3,002	278
		466
Health Care (1.2%):
Roche Holding AG	588	160
		626
Taiwan, Province of China (1.4%):
Information Technology (1.4%):
Hon Hai Precision Industry Co. Ltd.	69,500	184
		184
Turkey (1.0%):
Industrials (1.0%):
TAV Havalimanlari Holding AS	16,365	129
United Arab Emirates (1.5%):
Financials (1.5%):
Dubai Islamic Bank	109,109	192
United Kingdom (3.2%):
Consumer Discretionary (1.7%):
British Sky Broadcasting Group PLC	8,499	143
Delphi Automotive PLC	852	71
		214
Materials (0.7%):
BHP Billiton PLC	5,493	88
Telecommunication Services (0.8%):
BT Group PLC	15,284	109
		411

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
NewBridge Global Equity Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
United States (43.5%):
Consumer Discretionary (7.0%):
Foot Locker, Inc.	2,059	$139
Las Vegas Sands Corp.	1,735	86
NIKE, Inc., Class B	502	66
Starbucks Corp.	1,344	84
The Home Depot, Inc.	2,847	352
The Walt Disney Co.	1,600	182
		909
Consumer Staples (4.0%):
Costco Wholesale Corp.	613	97
CVS Caremark Corp.	1,750	173
The Kroger Co.	6,655	251
		521
Energy (1.0%):
Valero Energy Corp.	1,936	128
Financials (3.5%):
American International Group, Inc.	4,427	279
Discover Financial Services	1,956	110
SunTrust Banks, Inc.	1,566	65
		454
Health Care (9.1%):
Anthem, Inc.	1,796	250
Celgene Corp. (b)	1,124	138
Cerner Corp. (b)	2,376	158
DaVita Healthcare Partners, Inc. (b)	2,379	184
Gilead Sciences, Inc.	1,918	207
Health Net, Inc. (b)	3,700	238
		1,175
Industrials (6.8%):
Delta Air Lines, Inc.	1,278	65
General Dynamics Corp.	1,666	247
Orbital ATK, Inc.	1,456	125
The Boeing Co.	1,398	207
United Parcel Service, Inc., Class B	2,357	243
		887
Information Technology (10.4%):
Alphabet, Inc., Class C (b)	451	321
Apple, Inc.	3,101	371
Cisco Systems, Inc.	6,180	178
Electronic Arts, Inc. (b)	1,486	107
Skyworks Solutions, Inc.	1,267	98
Visa, Inc., Class A	3,625	281
		1,356

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
NewBridge Global Equity Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Materials (1.7%):
Crown Holdings, Inc. (b)	4,075	$216
		5,646
Total Common Stocks (Cost $11,290)		12,372
Exchange Traded Funds (3.2%)
Australia (0.7%):
Vanguard Australian Shares Index ETF	1,975	94
United States (2.5%):
iShares MSCI India ETF	3,620	103
Vanguard FTSE Emerging Markets ETF	6,333	221
		324
Total Exchange Traded Funds (Cost $457)		418
Cash Equivalents (1.3%)
United States (1.3%):
Citibank Money Market Deposit Account, 0.02% (c)	$167	167
Total Cash Equivalents (Cost $167)		167
Total Investments (Cost $11,914) — 99.9%		12,957
Other assets in excess of liabilities — 0.1%		8
NET ASSETS — 100.00%		$12,965

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Canada, Curacao, Accenture PLC, Class A listed under Ireland (Republic of), NXP Semiconductor NV and LyondellBasell Industries NV, Class A listed under Netherlands, Ace Ltd. listed under Switzerland, and Delphi Automotive PLC under United Kingdom were fair valued at October 31, 2015. See section 2 of the Notes to Financial Statements for further discussion of the Fund's fair value policy.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/15.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
INCORE Fund for Income  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Government National Mortgage Association (76.0%)
Multi-family (3.9%):
Collateralized Mortgage Obligations (3.5%):
Government National Mortgage Assoc. Series 2010-122, Class AC, 7.00%, 2/16/40	$476		$476
Series 2010-136, Class BH, 7.00%, 11/16/40	4,769		5,241
Series 2010-140, Class AC, 7.00%, 12/16/37	2,031		2,063
Series 2010-148, Class AC, 7.00% (a), 12/16/50	—	(b)	—	(b)
Series 2010-155, Class BH, 7.00%, 6/16/39	7,334		7,656
Series 2011-166, Class NT, 7.76% (a), 11/20/31	2,201		2,683
Series 2012-33, Class AB, 7.00%, 3/16/46	6,619		7,444
Series 2012-67, Class AF, 7.00%, 4/15/44	2,567		2,750
Series 2015-55, Class PT, 8.07%, 6/20/39	2,891		3,416
			31,729
Pass-throughs (0.4%):
Government National Mortgage Assoc. 7.49%, 8/15/20 – 11/15/20	230		238
7.50%, 8/15/21	126		135
6.00%, 1/15/22	125		137
7.92%, 7/15/23	452		454
8.60%, 5/15/27	426		428
7.75%, 6/15/30 – 9/15/33	762		765
8.25%, 9/15/30	228		229
8.00%, 1/15/31 – 11/15/33	1,361		1,366
			3,752
Single Family (72.1%):
Collateralized Mortgage Obligations (4.2%):
Government National Mortgage Assoc. Series 1994-7, Class PQ, 6.50%, 10/16/24	425		482
Series 1997-8, Class PN, 7.50%, 5/16/27	66		75
Series 1998-14, Class PH, 6.50%, 6/20/28	225		263
Series 1999-4, Class ZB, 6.00%, 2/20/29	604		678
Series 1999-40, Class ZW, 7.50%, 11/20/29	225		261
Series 2000-9, Class Z, 8.00%, 6/20/30	103		122
Series 2001-10, Class PE, 6.50%, 3/16/31	401		459
Series 2001-15, Class ZH, 6.00%, 4/20/31	464		520
Series 2001-21, Class PE, 6.50%, 5/16/31	352		402
Series 2001-41, Class PC, 6.50%, 8/20/31	118		119
Series 2002-22, Class GF, 6.50%, 3/20/32	72		84
Series 2002-33, Class ZJ, 6.50%, 5/20/32	200		234
Series 2002-40, Class UK, 6.50%, 6/20/32	307		359
Series 2002-45, Class QE, 6.50%, 6/20/32	127		148
Series 2002-47, Class ZA, 6.50%, 7/20/32	342		396
Series 2002-47, Class PG, 6.50%, 7/16/32	48		57
Series 2005-72, Class H, 11.50%, 11/16/17	7		7
Series 2005-74, Class HC, 7.50%, 9/16/35	144		167
Series 2005-74, Class HB, 7.50%, 9/16/35	37		43
Series 2012-106, Class JM, 7.30% (a), 10/20/34	1,769		2,150
Series 2012-30, Class WB, 7.17% (a), 11/20/39	8,574		10,066

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
INCORE Fund for Income  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Series 2013-190, Class KT, 8.34% (a), 9/20/30	$5,615	$6,245
Series 2013-51, Class BL, 6.10% (a), 4/20/34	4,859	5,492
Series 2013-64, Class KY, 6.97% (a), 12/20/38	3,518	4,118
Series 2013-70, Class KP, 7.22% (a), 2/20/39	3,308	3,896
Series 2014-74, Class PT, 7.64% (a), 5/16/44	760	893
		37,736
Pass-throughs (67.9%):
Government National Mortgage Assoc. 7.00%, 4/15/16 – 10/20/38	151,755	182,301
8.75%, 3/20/17	4	4
8.00%, 7/20/17 – 4/15/38	56,095	69,373
9.00%, 11/15/17 – 10/15/29	509	579
9.50%, 10/15/18 – 7/15/25	3	4
7.75%, 11/15/20	776	837
7.50%, 12/20/22 – 4/20/43 (c)	76,765	93,384
7.13%, 3/15/23 – 7/15/25	3,009	3,382
5.50%, 7/15/23 – 7/20/33	714	805
6.00%, 9/20/23 – 6/15/40 (d)	52,301	61,007
10.00%, 4/15/25 – 2/15/26	6,020	6,696
6.50%, 12/15/25 – 3/1/43	162,596	190,291
8.50%, 11/20/31 – 2/15/32	3,996	4,700
		613,363
Total Government National Mortgage Association (Cost $681,106)		686,580
U.S. Treasury Obligations (22.9%)
U.S. Treasury Bills, 0.09%, 3/10/16 (e)	28,792	28,782
U.S. Treasury Bonds 9.13%, 5/15/18	74,436	89,847
9.00%, 11/15/18	71,781	88,765
Total U.S. Treasury Obligations (Cost $207,552)		207,394
Investment Companies (0.0%) (f)
Federated U.S. Treasury Cash Reserve Fund, 0.00% (g)	99,340	99
Total Investment Companies (Cost $99)		99
Total Investments (Cost $888,757) — 98.9%		894,073
Other assets in excess of liabilities — 1.1%		10,186
NET ASSETS — 100.00%		$904,259

(a)  Variable or Floating-Rate Security. Rate disclosed is as of October 31, 2015.

(b)  Rounds to less than $1.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Security purchased on a when-issued basis.

(e)  Rate represents the effective yield at purchase.

(f)  Amount represents less than 0.05% of net assets.

(g)  Rate disclosed is the daily yield on October 31, 2015.

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
National Municipal Bond Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (91.5%)
Alabama (2.0%):
Jacksonville State University Revenue, 4.00%, 12/1/15, AGM	$450	$451
Shelby County Board of Education Revenue, Prerefunded-Capital Outlay School Warrants, 4.00%, 2/1/17, AGM, ETM	565	590
Shelby County Board of Education Revenue, Unrefunded-Capital Outlay School Warrants, 4.00%, 2/1/17, AGM	440	458
		1,499
Alaska (0.7%):
Alaska Industrial Development & Export Authority Revenue, Greater Fairbanks, Series A, 5.13%, 4/1/19, AGM	500	562
Arizona (1.5%):
City of Cottonwood Arizona Pledged Revenue 2.00%, 7/1/18, AGM	375	384
2.00%, 7/1/19, AGM	200	205
2.50%, 7/1/21, AGM	230	237
Maricopa County Elementary School District Number 38, Madison Elementary School Improvements Project 2009, Series B, GO, 4.00%, 7/1/20, AGM	250	279
		1,105
California (4.6%):
Beaumont Unified School District, Series C, GO, 5.25%, 8/1/31, Callable 8/1/21 @ 100, AGM	1,000	1,123
Denair Unified School District, Election 2007, GO, 5.25%, 8/1/41, Callable 8/1/21 @ 100, AGM (a)	270	296
Gold Oak Unified School District Series A, GO, 5.38%, 8/1/28, Callable 8/1/19 @ 100, AGM	255	289
Series A, GO, 5.60%, 8/1/33, Callable 8/1/19 @ 100, AGM	590	670
State of California, GO, 5.00%, 8/1/18	1,000	1,115
		3,493
Colorado (2.7%):
Colorado Health Facilities Authority Revenue, Hospital NCMC, Inc. Project, Series B, 5.50%, 5/15/30, Callable 5/15/19 @ 100, AGM	350	388
Colorado State Board of Governors University Enterprise System Revenue, Series F, 2.00%, 3/1/22	1,075	1,088
Commerce City Colorado Sales & Use Tax Revenue, 2.00%, 8/1/20, BAM	100	103
State Springs Hospital Revenue, 4.00%, 12/15/15, AGM	500	502
		2,081
Florida (14.9%):
Florida State Board of Education, Series A, GO, 5.00%, 6/1/20	5,000	5,848
Florida State Governmental Utility Authority Revenue, Lehigh Utility System 5.00%, 10/1/25, Callable 10/1/24 @ 100, AGM (a)	790	936
5.00%, 10/1/31, Callable 10/1/24 @ 100, AGM (a)	300	341
Miami-Dade County Florida Water & Sewer Revenue Series A, 5.00%, 10/1/42, Callable 10/1/22 @ 100 (a)	1,000	1,108
Series B, 5.25%, 10/1/20, AGM	1,050	1,239
Palm Beach County Health Facilities Authority Revenue, Bethesda Healthcare System, Inc. Project, Series A, 3.75%, 7/1/17, AGM	1,550	1,622

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pasco County Florida Water & Sewer Revenue, Series B, 5.00%, 10/1/44, Callable 10/1/24 @ 100 (a)	$500	$562
		11,656
Illinois (3.3%):
Cook County Illinois School District Number 101 Western Springs, Alternative Revenue Source, Series B, GO, 4.25%, 11/1/38, Callable 11/1/23 @ 100 (a)	1,095	1,122
Decatur Illinois, GO, 4.00%, 3/1/34, Callable 9/1/24 @ 100, AGM	385	388
Kane County Illinous School District No 131 Aurora East Side, GO, 2.00%, 12/1/20, BAM	1,000	1,005
		2,515
Indiana (3.9%):
Carlisle-Sullivan School Building Corp. Revenue, First Mortgage, 4.50%, 1/15/17, AGM/State Aid Withholding	250	262
Franklin Township Multi-School Building Corp. Revenue, First Mortgage, 4.00%, 1/10/19, State Aid Withholding	1,000	1,093
Indianapolis Local Public Improvement Bond Bank Revenue, Water Works Project, Series A, 5.50%, 1/1/38, Callable 1/1/19 @ 100, AGM	1,500	1,695
		3,050
Kansas (1.7%):
Washburn University Kansas Revenue, Series A, 4.00%, 7/1/41, Callable 7/1/25 @ 100	790	799
Wichita Hospital Revenue, VIA Christi Health System, Inc., 4.00%, 11/15/18, Prerefunded, ETM	500	547
		1,346
Maryland (1.9%):
Maryland State Health & Higher Educational Facilities Authority Revenue, LifeBridge Health Obligated Group, 4.13%, 7/1/47, Callable 7/1/25 @ 100	1,500	1,495
Michigan (3.3%):
Comstock Park Public Schools, School Building & Site, Series B, GO, 5.00%, 5/1/30, Callable 5/1/21 @ 100, Q-SBLF (a)	200	221
Fraser Public School District, School Building & Site, Series A, GO, 5.50%, 5/1/41, Callable 5/1/21 @ 100, Q-SBLF	1,250	1,447
South Haven Michigan Public Schools, School Building & Site, Series B, GO, 5.00%, 5/1/40, Callable 5/1/25 @ 100, AGM	750	836
		2,504
Minnesota (4.9%):
Lakeville Minnesota Independent School District Number 194, Series D, GO, 5.00%, 2/1/20, Student Credit Program	500	579
Minnesota Agricultural & Economic Development Board Revenue, Essentia Health, Series C-1, 5.50%, 2/15/25, Callable 2/15/20 @ 100, AGM	555	635
Minnesota Revenue, 4.00%, 6/1/16, AGM	325	332
Saint Louis County Minnesota Independent School District Number 2142, School Building
Series A, GO, 3.00%, 2/1/20, Student Credit Program	500	536
Series A, GO, 4.00%, 2/1/22, Student Credit Program	1,500	1,695
		3,777

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Nebraska (0.3%):
University of Nebraska Lincoln Student Fees & Facilities Revenue, Series A, 4.00%, 7/1/45, Callable 7/1/25 @ 100	$250	$254
New Jersey (1.8%):
New Jersey Transportation Trust Fund Authority Revenue, Series A, 5.50%, 12/15/38, Callable 12/15/18 @ 100, AGM	1,300	1,420
New York (2.8%):
Niagara Falls Bridge Commission Revenue, Series A, 4.00%, 10/1/19, AGM	740	795
State Dormitory Authority Revenues, Personal Income Tax, Series B, 3.25%, 2/15/17	1,335	1,385
		2,180
Ohio (8.4%):
Columbus Ohio, Series B, GO, 3.00%, 7/1/19	2,800	3,010
Delaware City Ohio School District, School Facilities Construction & Improvement, GO, 5.25%, 12/1/43, Callable 6/1/23 @ 100 (a)	1,000	1,127
Lucas County Ohio Hospital Revenue, Promedica Health Care, Series B, 4.00%, 11/15/45, Callable 11/15/25 @ 100	2,400	2,359
		6,496
Pennsylvania (3.6%):
Delaware County Pennsylvania Authority Revenue, Villanova University, 4.00%, 8/1/45, Callable 8/1/25 @ 100	525	527
Easton Area School District, GO, 5.20%, 4/1/28, Callable 4/1/18 @ 100, AGM/State Aid Withholding	500	545
North Pocono Pennsylvania School District, Series A, GO, 2.00%, 9/15/21, State Aid Withholding	500	504
Pennsylvania State, Series 1, GO, 5.00%, 7/1/22	1,000	1,184
		2,760
Tennessee (0.7%):
Memphis Tennessee State, General Improvement, Series B, GO, 4.25%, 4/1/44, Callable 4/1/24 @ 100 (a)	500	521
Texas (25.6%):
China Spring Texas Independent School District, School Building, GO, 5.00%, 8/15/43, Callable 8/15/22 @ 100, PSF-GTD (a)	1,000	1,125
Cypress-Fairbanks Independent School District, GO, 5.00%, 2/15/21, PSF-GTD	1,910	2,260
Denver City Independent School District, GO, 2.00%, 2/15/16, Callable 12/14/15 @ 100, PSF-GTD	580	581
Forney Independent School District, School Building, Series A, GO, 6.00%, 8/15/37, Callable 8/15/18 @ 100, PSF-GTD	850	971
Frisco Independent School District, School Building, Series A, GO, 6.00%, 8/15/38, Callable 8/15/18 @ 100, PSF-GTD	1,500	1,697
Garland Texas Independent School District
Series A, GO, 3.00%, 2/15/20, Callable 12/14/15 @ 100, PSF-GTD (a)	550	551
Series A, GO, 3.00%, 2/15/22, Callable 12/14/15 @ 100, PSF-GTD (a)	725	727
Grand Prairie Independent School District
GO, 4.00%, 2/15/20, PSF-GTD	1,275	1,421
GO, 5.00%, 2/15/21, PSF-GTD	1,285	1,514

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Humble Independent School District, School Building Series A, GO, 3.00%, 2/15/19, PSF-GTD	$765	$816
Series B, GO, 5.00%, 2/15/19, PSF-GTD	1,275	1,442
Laredo Community College District Revenue, 5.00%, 8/1/30, Callable 8/1/20 @ 100, AGM	725	817
Mineral Wells Texas Independent School District, School Building, GO, 5.00%, 2/15/44, Callable 2/15/23 @ 100, PSF-GTD (a)	1,000	1,126
Plano Independent School District, GO, 5.00%, 2/15/20, PSF-GTD	3,055	3,542
Spring Independent School District, GO, 3.00%, 8/15/19, PSF-GTD	1,000	1,073
		19,663
Washington (1.5%):
Snohomish County Washington Public Utility District #1 Electric Revenue, 5.00%, 12/1/40, Callable 12/1/25 @ 100	1,000	1,131
Wisconsin (1.4%):
Wisconsin State, Series B, GO, 5.00%, 5/1/18	1,000	1,108
Total Municipal Bonds (Cost $66,287)		70,616
Investment Companies (7.1%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01% (b)	5,448,539	5,449
Total Investment Companies (Cost $5,449)		5,449
Total Investments (Cost $71,736) — 98.6%		76,065
Other assets in excess of liabilities — 1.4%		1,119
NET ASSETS — 100.00%		$77,184

(a)  Continuously callable with 30 days notice.

(b)  Rate disclosed is the daily yield on October 31, 2015.

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual Assurance Co.

ETM — Escrowed to Maturity

GO — General Obligation

PSF — GTD-Public School Fund Guaranteed

Q-SBLF — Qualified-School Board Loan

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Bond Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (96.6%)
General Obligations (49.0%):
County, City & Special District (14.5%):
Columbus, Series A, 5.00%, 6/1/19	$2,000	$2,289
Greene County, Water System, 4.50%, 12/1/35, Callable 12/1/20 @ 100	560	594
Mahoning County, 5.50%, 12/1/23, Callable 12/1/18 @ 100, AGM	1,085	1,222
Summit County Series R, 5.50%, 12/1/17, FGIC	930	1,024
Series R, 5.50%, 12/1/18, FGIC	1,095	1,251
		6,380
Hospitals, Nursing Homes & Health Care (2.6%):
Lucas County Hospital Revenue, Promedica Health Care, Series D, 5.00%, 11/15/29, Callable 11/15/21 @ 100	1,000	1,134
Public Improvements (1.9%):
Richland County, Correctional Facilities Improvement, 5.88%, 12/1/24, Callable 12/1/18 @ 100, AGM	350	403
Toledo, 5.13%, 12/1/21, Callable 12/1/18 @ 100, AGM	400	446
		849
Schools & Educational Services (28.7%):
Ayersville Ohio Local School District, School Facilities & Construction, 5.00%, 11/1/40, Callable 5/1/22 @ 100, Student Credit Program	1,000	1,102
Brooklyn City School District, School Improvement, 5.25%, 12/1/43, Callable 12/1/20 @ 100, AGM(a)	2,000	2,276
Carey Exempted Village School District, 5.13%, 11/1/39, Callable 11/1/21 @ 100, Student Credit Program (a)	350	386
Delaware City School District, School Facilities Construction & Improvement, 5.25%, 12/1/38, Callable 6/1/23 @ 100 (a)	1,240	1,403
Elida Local School District, School Facilities & Construction 2.00%, 12/1/21, AGM (b)	1,455	1,289
2.44%, 12/1/23, AGM (b)	1,455	1,196
Hamilton City School District Improvements, Series A, 6.15%, 12/1/16, State Aid Withholding	600	637
Milford Exempt Village School District, School Improvement, 5.50%, 12/1/30, AGM	325	401
Northridge Ohio Local School District, Montgomery County School Improvement, 5.00%, 12/1/43, Callable 12/1/23 @ 100, Student Credit Program	500	546
Ohio Schools, Series C, 5.00%, 9/15/19	1,500	1,725
Perry Local School District Allen County, School Improvement, 4.50%, 12/1/43, Callable 12/1/20 @ 100, AGM	600	646
Port Clinton Ohio City School District, 4.00%, 12/1/41, Callable 6/1/23 @ 100	1,000	1,025
		12,632
Utilities (Sewers, Telephone, Electric) (1.3%):
Greene County, Water System, 5.75%, 12/1/22, Callable 12/1/18 @ 100, ETM	500	574
		21,569

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Revenue Bonds (47.6%):
Hospitals, Nursing Homes & Health Care (15.4%):
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners Series B, 4.13%, 9/1/20	$1,200	$1,341
Series B, 5.25%, 9/1/27, Callable 9/1/20 @ 100	2,500	2,868
Franklin County Hospital Revenue, Nationwide Children's Hospital, Inc. Project, 4.75%, 11/1/29, Callable 11/1/19 @ 100	1,500	1,597
Lucas County Ohio Hospital Revenue, Promedica Health Care, Series B, 4.00%, 11/15/45, Callable 11/15/25 @ 100	425	418
Ross County, Hospital Facilities Revenue, Adena Health System, 5.75%, 12/1/35, Callable 12/1/18 @ 100, AGC-ICC	500	554
		6,778
Housing (7.2%):
State Housing Finance Agency, Capital Fund Revenue, Series A, 5.00%, 4/1/27, Callable 4/1/17 @ 100, AGM	3,000	3,162
Public Improvements (4.8%):
Huber Heights General Income Tax Special Obligation, 4.75%, 12/1/38, Callable 12/1/21 @ 100, BAM (a)	2,000	2,106
Schools & Educational Services (16.3%):
Clermont County Ohio Port Authority Lease Revenue, West Clermont Local School District Project 2.00%, 12/1/21, BAM	550	551
2.25%, 12/1/22, BAM	500	501
Hamilton County, Student Housing Revenue, Stratford Heights Project, University of Cincinnati, 5.00%, 6/1/30, Callable 6/1/20 @ 100, AGM	1,260	1,416
Lorain County, Community College District General Receipts, 4.50%, 12/1/31, Callable 6/1/21 @ 100, Ohio CCD Program (a)	500	538
Ohio State University, Series A, 4.00%, 12/1/44, Callable 12/1/24 @ 100	1,000	1,021
University of Akron General Receipts, Series A, 5.00%, 1/1/19, AGM	1,000	1,124
University of Toledo General Receipts Bonds, 4.00%, 6/1/20	200	220
Youngstown State University General Receipts 4.38%, 12/15/18, AGM	685	753
5.00%, 12/15/23, Callable 6/15/19 @ 100, AGM	1,000	1,113
		7,237
Utilities (Sewers, Telephone, Electric) (2.6%):
Hamilton County Sewer System Revenue, Series A, 5.00%, 12/1/38, Callable 12/1/23 @ 100 (a)	1,000	1,130
Utilities-Water (1.3%):
Hamilton Wastewater System Revenue, 3.00%, 10/1/19, AGM	530	565
		20,978
Total Municipal Bonds (Cost $38,908)		42,547

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Investment Companies (2.5%)
Federated Ohio Municipal Cash Trust, Institutional Shares, 0.01% (c)	1,085,837	$1,086
Total Investment Companies (Cost $1,086)		1,086
Total Investments (Cost $39,994) — 99.1%		43,633
Other assets in excess of liabilities — 0.9%		397
NET ASSETS — 100.00%		$44,030

(a)  Continuously callable with 30 days notice.

(b)  Rate represents the effective yield at purchase.

(c)  Rate disclosed is the daily yield on October 31, 2015.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual Assurance Co.

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
Balanced Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (61.9%)
Consumer Discretionary (8.6%):
Advance Auto Parts, Inc.	850	$169
H&R Block, Inc.	8,310	310
Hilton Worldwide Holdings, Inc.	9,740	244
Johnson Controls, Inc.	6,320	286
Newell Rubbermaid, Inc.	3,880	165
PVH Corp.	1,300	118
Starbucks Corp.	2,130	133
		1,425
Consumer Staples (3.9%):
CVS Caremark Corp.	2,490	246
Diageo PLC, ADR	1,410	162
Mead Johnson Nutrition Co.	1,600	132
The Hershey Co.	1,120	99
		639
Energy (4.0%):
Occidental Petroleum Corp.	2,840	212
Schlumberger Ltd.	3,600	281
Weatherford International PLC (a)	15,510	159
		652
Financials (10.8%):
American Express Co.	1,580	116
Bank of America Corp.	17,850	300
Bank of New York Mellon Corp.	7,280	303
Citigroup, Inc.	8,620	458
Principal Financial Group, Inc.	4,090	205
Progressive Corp.	9,290	308
The Goldman Sachs Group, Inc.	560	105
		1,795
Health Care (7.6%):
Baxter International, Inc.	6,160	230
Celgene Corp. (a)	1,070	131
Eli Lilly & Co.	1,130	92
Medtronic PLC	3,630	269
Merck & Co., Inc.	2,940	161
Perrigo Co. PLC	1,190	188
Pfizer, Inc.	6,130	207
		1,278
Industrials (10.0%):
Danaher Corp.	1,790	167
General Electric Co.	13,830	400
Masco Corp.	7,540	219
Nielsen Holdings PLC	4,090	194
Precision Castparts Corp.	450	104
Stanley Black & Decker, Inc.	1,550	164

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount		Value
Union Pacific Corp.	1,500		$134
United Parcel Service, Inc., Class B	2,950		304
			1,686
Information Technology (13.9%):
Alphabet, Inc., Class C (a)	676		480
Apple, Inc.	1,425		170
Applied Materials, Inc.	13,240		222
Cisco Systems, Inc.	10,810		312
EMC Corp.	12,380		325
Facebook, Inc., Class A (a)	2,550		259
SAP SE, ADR	2,450		193
Twitter, Inc. (a)	4,240		121
Visa, Inc., Class A	2,980		231
			2,313
Materials (3.1%):
Air Products & Chemicals, Inc.	1,880		261
Potash Corp. of Saskatchewan, Inc.	12,060		244
			505
Total Common Stocks (Cost $9,709)			10,293
U.S. Government Mortgage Backed Agencies (25.3%)
Federal Home Loan Mortgage Corp. 6.50%, 5/1/26 – 11/1/34	$5		6
7.00%, 7/1/29 – 4/1/32	8		9
8.00%, 6/1/30	—	(b)	—	(b)
			15
Federal National Mortgage Assoc. 8.50%, 11/1/17	—	(b)	—	(b)
7.00%, 12/1/27	—	(b)	—	(b)
8.00%, 11/1/28	4		5
6.50%, 3/1/29 – 7/1/32	9		10
6.00%, 10/1/29 – 1/1/37	23		27
7.50%, 11/1/29	2		3
			45
Government National Mortgage Assoc. 6.00%, 11/15/23 – 1/20/34	277		319
7.00%, 1/20/26 – 3/15/36	1,108		1,312
6.50%, 3/20/26 – 10/15/38	945		1,109
8.00%, 10/15/27 – 9/15/32	674		809
7.50%, 9/20/29 – 4/20/43	395		476
5.50%, 7/20/33	56		63
5.00%, 9/15/39 – 11/15/39	57		64
			4,152
Total U.S. Government Mortgage Backed Agencies (Cost $4,171)			4,212

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (10.1%)
U.S. Treasury Bills, 0.09%, 3/10/16 (c)	$151	$151
U.S. Treasury Bonds 9.13%, 5/15/18	360	435
9.00%, 11/15/18	890	1,100
Total U.S. Treasury Obligations (Cost $1,687)		1,686
Investment Companies (2.8%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (d)	461,478	461
Total Investment Companies (Cost $461)		461
Total Investments (Cost $16,028) — 100.1%		16,652
Liabilities in excess of other assets — (0.1)%		(18)
NET ASSETS — 100.00%		$16,634

(a)  Non-income producing security.

(b)  Rounds to less than $1.

(c)  Rate represents the effective yield at purchase.

(d)  Rate disclosed is the daily yield on October 31, 2015.

ADR — American Depositary Receipt

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments
INCORE Investment Grade Convertible Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.5%)
Utilities (0.5%):
NextEra Energy, Inc.	2,300	$236
Total Common Stock (Cost $237)		236
Convertible Corporate Bonds (73.0%)
Consumer Discretionary (7.7%):
Priceline.com, Inc., Convertible Subordinated Notes, 1.00%, 3/15/18	$1,222	1,939
The Priceline Group, Inc., Convertible Subordinated Notes, 0.35%, 6/15/20	705	913
Toll Brothers Finance Corp., Convertible Subordinated Notes, 0.50%, 9/15/32, Callable 9/15/17 @ 100 (a)	994	1,027
		3,879
Energy (1.6%):
Chesapeake Energy Corp., Convertible Subordinated Notes, 2.50%, 5/15/37, Callable 5/15/17 @ 100 (a)	831	711
Whiting Petroleum Corp., Convertible Subordinated Notes, 1.25%, 4/1/20 (b)	134	118
		829
Financials (11.3%):
Ares Capital Corp., Convertible Subordinated Notes 5.13%, 6/1/16	1,203	1,211
4.88%, 3/15/17	595	612
BlackRock Kelso Capital Corp., Convertible Subordinated Notes, 5.50%, 2/15/18	425	439
Janus Capital Group, Inc., Convertible Subordinated Notes, 0.75%, 7/15/18	531	788
Jefferies Group, Inc., Convertible Subordinated Notes, 3.88%, 11/1/29, Callable 11/1/17 @ 200	1,315	1,345
Old Republic International Corp., Convertible Subordinated Notes, 3.75%, 3/15/18	640	795
Prospect Capital Corp., Convertible Subordinated Notes, 5.88%, 1/15/19	512	499
		5,689
Health Care (20.0%):
Alza Corp., Convertible Subordinated Notes, , 7/28/20, Callable 11/30/15 @ 86.88 (c)	946	1,311
Bristol-Myers Squibb Co., Convertible Subordinated Notes, 2.32%, 9/15/23, Callable 12/14/15 @ 100 (a)(d)	668	1,108
Gilead Sciences, Inc., Convertible Subordinated Notes, 1.63%, 5/1/16	542	2,588
Illumina, Inc., Convertible Subordinated Notes 0.00%, 6/15/19	630	641
0.50%, 6/15/21	707	758
Medidata Solutions, Inc., Convertible Subordinated Notes, 1.00%, 8/1/18	145	152
Teva Pharmaceutical Finance LLC, Convertible Subordinated Notes, 0.25%, 2/1/26, Callable 12/3/15 @ 100 (a)	785	1,116
WellPoint, Inc., Convertible Subordinated Notes, 2.75%, 10/15/42	1,272	2,392
		10,066

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
INCORE Investment Grade Convertible Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Industrials (7.0%):
Airtran Holdings, Inc., Convertible Subordinated Notes, 5.25%, 11/1/16	$583	$1,828
Danaher Corp., Convertible Subordinated Notes, 1/22/21, Callable 11/30/15 @ 88.48 (c)	382	1,035
Macquarie Infrastructure Co. LLC, Convertible Subordinated Notes, 2.88%, 7/15/19	573	666
		3,529
Information Technology (21.5%):
Citrix Systems, Inc., Convertible Subordinated Notes, 0.50%, 4/15/19	1,205	1,371
Intel Corp., Convertible Subordinated Notes, 3.25%, 8/1/39	1,775	2,920
Lam Research Corp., Convertible Subordinated Notes, 1.25%, 5/15/18	955	1,342
Micron Technology, Inc., Convertible Subordinated Notes, 3.00%, 11/15/43, Callable 11/20/18 @ 83.04 (a)	635	575
Novellus Systems, Inc., Convertible Subordinated Notes, 2.63%, 5/15/41	641	1,459
Red Hat, Inc., Convertible Subordinated Notes, 0.25%, 10/1/19	1,025	1,308
Twitter, Inc., Convertible Subordinated Notes, 1.00%, 9/15/21	584	514
Xilinx, Inc., Convertible Subordinated Notes, 2.63%, 6/15/17	817	1,347
		10,836
Materials (3.9%):
Newmont Mining Corp., Convertible Subordinated Notes, 1.63%, 7/15/17	1,235	1,224
RPM International, Inc., Convertible Subordinated Notes, 2.25%, 12/15/20	632	726
		1,950
Total Convertible Corporate Bonds (Cost $32,368)		36,778
Convertible Preferred Stocks (21.9%)
Consumer Discretionary (2.5%):
Stanley Black & Decker I, Inc., 6.25%	6,780	814
Tyson Foods, Inc., 4.75%	8,217	430
		1,244
Energy (0.5%):
Chesapeake Energy Corp., 5.75%	313	131
Southwestern Energy Co., 6.25%, Series B	4,050	114
		245
Financials (10.3%):
AMG Capital Trust II, 5.15%	16,430	954
New York Community Capital Trust V, 6.00%	23,769	1,169
Wells Fargo & Co., 7.50%, Series L	2,117	2,516
Welltower, Inc., 6.50%, Series I	10,400	615
		5,254
Health Care (1.7%):
Allergan PLC, 5.50%, Series A	805	843
Industrials (1.8%):
Alcoa, Inc., 5.38%, Series 1	5,874	186
Stanley Black & Decker I, Inc., 4.75%	4,821	700
		886

See notes to financial statements.

Victory Portfolios  Schedule of Portfolio Investments — continued
INCORE Investment Grade Convertible Fund  October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Utilities (5.1%):
Dominion Resources, Inc., 6.00%, Series B	$11,064	$623
Dominion Resources, Inc., 6.13%, Series A	11,099	620
Dominion Resources, Inc., 6.37%	9,840	488
Exelon Corp., 6.50%	5,060	211
NextEra Energy, Inc., 6.37%	12,255	644
		2,586
Total Convertible Preferred Stocks (Cost $11,404)		11,058
Investment Companies (4.2%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (e)	2,122,478	2,122
Total Investment Companies (Cost $2,122)		2,122
Total Investments (Cost $46,131) — 99.6%		50,194
Other assets in excess of liabilities — 0.4%		226
NET ASSETS — 100.00%		$50,420

(a)  Continuously callable with 30 days notice.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Continuously callable with 15 days notice.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of October 31, 2015.

(e)  Rate disclosed is the daily yield on October 31, 2015.

LLC — Limited Liability Co.

PLC — Public Limited Co.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  October 31, 2015

(Amounts in Thousands, Except Per Share Amounts)

	NewBridge Large Cap Growth Fund		Select Fund		Special Value Fund
ASSETS:
Investments, at value (Cost $62,327, $2,936 and $111,535)	$105,902		$3,195		$113,552
Dividends receivable	—	(a)	4		84
Receivable for capital shares issued	15		—		413
Receivable for investments sold	2,835		61		2,231
Receivable from adviser	12		3		9
Prepaid expenses	43		3		28
Total Assets	108,807		3,266		116,317
LIABILITIES:
Payable for investments purchased	2,381		107		1,154
Payable for capital shares redeemed	160		—		398
Accrued expenses and other payables:
Investment advisory fees	66		2		72
Administration fees	9		—	(a)	10
Custodian fees	3		1		1
Transfer agent fees	39		—	(a)	24
Chief Compliance Officer fees	—	(a)	—	(a)	— (a)
Trustees' fees	1		—	(a)	1
12b-1 fees	12		—	(a)	39
Other accrued expenses	22		6		20
Total Liabilities	2,693		116		1,719
NET ASSETS:
Capital	34,346		2,845		188,797
Accumulated undistributed (distributions in excess of) net investment income	(678)		2		176
Accumulated net realized gains (losses) from investments	28,871		44		(76,392)
Net unrealized appreciation on investments	43,575		259		2,017
Net Assets	$106,114		$3,150		$114,598
Net Assets
Class A Shares	$20,207		$224		$48,913
Class C Shares	9,389		—		11,253
Class I Shares	63,569		2,926		6,285
Class R Shares	808		—		46,357
Class Y Shares	12,141		—		1,790
Total	$106,114		$3,150		$114,598
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,054		20		2,177
Class C Shares	551		—		553
Class I Shares	3,265		265		277
Class R Shares	44		—		2,149
Class Y Shares	629		—		79
Total	5,543		285		5,235
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$19.17		$11.05		$22.46
Class C Shares (c)	$17.06		$—		$20.34
Class I Shares	$19.47		$11.05		$22.78
Class R Shares	$18.29		$—		$21.57
Class Y Shares	$19.31		$—		$22.62
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$20.34		$11.72		$23.83

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  October 31, 2015

(Amounts in Thousands, Except Per Share Amounts)

	Sycamore Established Value Fund	Sycamore Small Company Opportunity Fund	Expedition Emerging Markets Small Cap Fund
Investments, at value (Cost $2,224,735, $2,568,297 and $11,487)	$2,607,724	$2,831,362	$11,683
Foreign currency, at value (Cost $—, $— and $107)	—	—	107
Dividends receivable	1,544	495	—	(a)
Receivable for capital shares issued	5,914	5,446	2
Receivable for investments sold	44,502	19,910	344
Receivable from adviser	1	31	35
Prepaid expenses	71	102	25
Total Assets	2,659,756	2,857,346	12,196
LIABILITIES:
Payable for investments purchased	42,919	10,690	296
Foreign taxes accrued	—	—	9
Payable for capital shares redeemed	8,064	4,587	7
Accrued expenses and other payables:
Investment advisory fees	987	1,825	13
Administration fees	210	233	1
Custodian fees	27	34	15
Transfer agent fees	230	620	—	(a)
Chief Compliance Officer fees	3	3	—	(a)
Trustees' fees	11	9	—	(a)
12b-1 fees	513	207	—	(a)
Other accrued expenses	201	295	48
Total Liabilities	53,165	18,503	389
NET ASSETS:
Capital	1,972,788	2,330,813	13,256
Accumulated undistributed net investment income	826	4,536	(41)
Accumulated net realized gains (losses) from investments and foreign currency transactions	249,988	240,429	(1,595)
Net unrealized appreciation on investments and foreign currency transactions	382,989	263,065	187
Net Assets	$2,606,591	$2,838,843	$11,807
Net Assets
Class A Shares	$1,076,956	$437,280	$68
Class C Shares	—	—	47
Class I Shares	761,549	2,049,885	11,692
Class R Shares	705,436	274,917	—
Class R6 Shares	52,450	—	—
Class Y Shares	10,200	76,761	—
Total	$2,606,591	$2,838,843	$11,807
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	30,291	10,930	7
Class C Shares	—	—	5
Class I Shares	21,417	50,783	1,255
Class R Shares	20,052	7,224	—
Class R6 Shares	1,475	—	—
Class Y Shares	287	1,914	—
Total	73,522	70,851	1,267
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$35.55	$40.01	$9.28
Class C Shares (c)	$—	$—	$9.17
Class I Shares	$35.56	$40.37	$9.32
Class R Shares	$35.18	$38.06	$—
Class R6 Shares	$35.56	$—	$—
Class Y Shares	$35.56	$40.10	$—
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$37.72	$42.45	$9.85

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  October 31, 2015

(Amounts in Thousands, Except Per Share Amounts)

	NewBridge Global Equity Fund		INCORE Fund for Income	National Municipal Bond Fund
ASSETS:
Investments, at value (Cost $11,914, $888,757 and $71,736)	$12,957		$894,073	$76,065
Foreign currency, at value (Cost $16, $— and $—)	16		—	—
Interest and dividends receivable	19		9,502	747
Receivable for capital shares issued	—		3,184	224
Receivable for investments sold	52		—	252
Reclaims receivable	6		—	—
Receivable from adviser	17		2	8
Prepaid expenses	21		86	19
Total Assets	13,088		906,847	77,315
LIABILITIES:
Payable for investments purchased	98		613	—
Payable for capital shares redeemed	—		1,184	52
Accrued expenses and other payables:
Investment advisory fees	9		358	36
Administration fees	3		81	7
Custodian fees	4		14	1
Transfer agent fees	1		88	8
Chief Compliance Officer fees	—		1	—	(a)
Trustees' fees	—	(a)	4	2
12b-1 fees	1		147	15
Other accrued expenses	7		98	10
Total Liabilities	123		2,588	131
NET ASSETS:
Capital	11,250		1,090,072	71,607
Accumulated undistributed (distributions in excess of) net investment income	81		1,566	42
Accumulated net realized gains (losses) from investments and foreign currency transactions	591		(192,695)	1,205
Net unrealized appreciation on investments and foreign currency transactions	1,043		5,316	4,330
Net Assets	$12,965		$904,259	$77,184
Net Assets
Class A Shares	$3,561		$349,571	$73,209
Class C Shares	2,685		68,015	—
Class I Shares	6,260		403,879	—
Class R Shares	459		73,805	—
Class R6 Shares	—		3,896	—
Class Y Shares	—		5,093	3,975
Total	$12,965		$904,259	$77,184
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	273		35,085	6,556
Class C Shares	209		6,877	—
Class I Shares	477		40,561	—
Class R Shares	35		7,402	—
Class R6 Shares	—		391	—
Class Y Shares	—		511	356
Total	994		90,827	6,912
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$13.07		$9.96	$11.17
Class C Shares (c)	$12.86		$9.89	$—
Class I Shares	$13.11		$9.96	$—
Class R Shares	$13.03		$9.97	$—
Class R6 Shares	$—		$9.95	$—
Class Y Shares	$—		$9.96	$11.17
Maximum Sales Charge — Class A Shares	5.75%		2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$13.87		$10.16	$11.40

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  October 31, 2015

(Amounts in Thousands, Except Per Share Amounts)

	Ohio Municipal Bond Fund		Balanced Fund		INCORE Investment Grade Convertible Fund
ASSETS:
Investments, at value (Cost $39,994, $16,028 and $46,131)	$43,633		$16,652		$50,194
Interest and dividends receivable	588		80		197
Receivable for capital shares issued	—	(a)	80		467
Receivable for investments sold	—		40		—
Receivable from adviser	—		7		2
Prepaid expenses	11		20		17
Total Assets	44,232		16,879		50,877
LIABILITIES:
Payable for investments purchased	—		220		353
Payable for capital shares redeemed	159		—	(a)	55
Accrued expenses and other payables:
Investment advisory fees	21		8		31
Administration fees	4		2		5
Custodian fees	1		2		1
Transfer agent fees	2		3		6
Chief Compliance Officer fees	—	(a)	—		— (a)
Trustees' fees	—	(a)	—	(a)	— (a)
12b-1 fees	9		5		2
Other accrued expenses	6		5		4
Total Liabilities	202		245		457
NET ASSETS:
Capital	39,901		20,006		50,505
Accumulated undistributed (distributions in excess of) net investment income	31		2		(93)
Accumulated net realized gains (losses) from investments	459		(3,998)		(4,055)
Net unrealized appreciation on investments	3,639		624		4,063
Net Assets	$44,030		$16,634		$50,420
Net Assets
Class A Shares	$44,030		$10,560		$10,396
Class C Shares	—		2,725		—
Class I Shares	—		1,474		40,024
Class R Shares	—		1,875		—
Total	$44,030		$16,634		$50,420
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,862		699		743
Class C Shares	—		183		—
Class I Shares	—		97		2,862
Class R Shares	—		124		—
Total	3,862		1,103		3,605
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$11.40		$15.10		$14.00
Class C Shares (c)	$—		$14.97		$—
Class I Shares	$—		$15.16		$13.98
Class R Shares	$—		$15.09		$—
Maximum Sales Charge — Class A Shares	2.00%		5.75%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.63		$16.02		$14.29

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended October 31, 2015

(Amounts in Thousands)

	NewBridge Large Cap Growth Fund	Select Fund		Special Value Fund
Investment Income:
Dividend income	$898	$50		$2,402
Foreign tax withholding	(5)	(1)		(14)
Total Income	893	49		2,388
Expenses:
Investment advisory fees	1,236	20		1,001
Administration fees	148	4		120
12b-1 fees — Class A Shares	58	—	(a)	146
12b-1 fees — Class C Shares	98	—		132
12b-1 fees — Class R Shares	4	—		261
Custodian fees	15	2		15
Transfer agent fees	32	1		26
Transfer agent fees — Class A Shares	8	—	(a)	57
Transfer agent fees — Class C Shares	4	—		19
Transfer agent fees — Class I Shares	103	—	(a)	—
Transfer agent fees — Class R Shares	1	—		75
Transfer agent fees — Class Y Shares	13	—		2
Trustees' fees	17	1		14
Chief Compliance Officer fees	2	—	(a)	2
Legal and audit fees	26	—	(a)	76
State registration and filing fees	73	9		63
Printing	30	5		25
Other expenses	11	1		9
Recoupment of prior expenses waived/reimbursed by Adviser	1	—		—
Total Expenses	1,880	43		2,043
Expenses waived/reimbursed by Adviser	(113)	(15)		(104)
Net Expenses	1,767	28		1,939
Net Investment Income (Loss)	(874)	21		449
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	40,020	51		6,327
Net change in unrealized appreciation/(depreciation) on investments	(26,893)	128		(2,216)
Net realized/unrealized gains on investments	13,127	179		4,111
Change in net assets resulting from operations	$12,253	$200		$4,560

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended October 31, 2015

(Amounts in Thousands)

	Sycamore Established Value Fund	Sycamore Small Company Opportunity Fund	Expedition Emerging Markets Small Cap Fund
Investment Income:
Dividend income	$51,842	$35,498	$181
Foreign tax withholding	—	(163)	(19)
Total Income	51,842	35,335	162
Expenses:
Investment advisory fees	10,911	19,799	120
Administration fees	2,109	2,301	28
12b-1 fees — Class A Shares	2,540	1,108	— (a)
12b-1 fees — Class C Shares	—	—	1
12b-1 fees — Class R Shares	3,489	1,443	—
Custodian fees	153	178	91
Transfer agent fees	457	499	2
Transfer agent fees — Class A Shares	1,244	506	—
Transfer agent fees — Class I Shares	82	585	1
Transfer agent fees — Class R Shares	348	273	—
Transfer agent fees — Class Y Shares	10	282	—
Trustees' fees	232	248	1
Chief Compliance Officer fees	27	28	— (a)
Legal and audit fees	374	396	21
State registration and filing fees	107	144	59
Other expenses	197	391	6
Total Expenses	22,280	28,181	330
Expenses waived/reimbursed by Adviser	(19)	(146)	(185)
Net Expenses	22,261	28,035	145
Net Investment Income	29,581	7,300	17
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	249,432	244,998	(1,527)
Foreign taxes on realized gains	—	—	(5)
Net realized losses from foreign currency transactions	—	—	(69)
Net change in unrealized depreciation on investments and foreign currency transactions	(52,905)	(152,146)	(78)
Net change in foreign taxes on unrealized gains/losses	—	—	(3)
Net realized/unrealized gains/losses on investments	196,527	92,852	(1,682)
Change in net assets resulting from operations	$226,108	$100,152	$(1,665)

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended October 31, 2015

(Amounts in Thousands)

	NewBridge Global Equity Fund	INCORE Fund for Income	National Municipal Bond Fund
Investment Income:
Interest income	$—	$17,509	$2,545
Dividend income	301	—	—
Foreign tax withholding	(20)	—	—
Total Income	281	17,509	2,545
Expenses:
Investment advisory fees	98	4,060	465
Administration fees	27	816	87
12b-1 fees — Class A Shares	9	797	203
12b-1 fees — Class C Shares	18	714	—
12b-1 fees — Class R Shares	2	191	—
Custodian fees	15	71	8
Transfer agent fees	2	168	16
Transfer agent fees — Class A Shares	— (a)	140	34
Transfer agent fees — Class C Shares	— (a)	43	—
Transfer agent fees — Class I Shares	— (a)	60	—
Transfer agent fees — Class R Shares	—	41	—
Transfer agent fees — Class R6 Shares (b)	—	— (a)	—
Transfer agent fees — Class Y Shares	—	6	2
Trustees' fees	1	86	8
Chief Compliance Officer fees	— (a)	10	1
Legal and audit fees	5	180	17
State registration and filing fees	52	114	31
Other expenses	14	69	16
Total Expenses	243	7,566	888
Expenses waived/reimbursed by Adviser	(65)	(20)	(61)
Net Expenses	178	7,546	827
Net Investment Income	103	9,963	1,718
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	600	(2,184)	1,206
Net realized losses from foreign currency transactions	(9)	—	—
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(661)	9,359	(1,111)
Net realized/unrealized gains/losses on investments	(70)	7,175	95
Change in net assets resulting from operations	$33	$17,138	$1,813

(a)  Rounds to less than $1.

(b)  INCORE Fund for Income, Class R6 Shares, commenced operations on March 4, 2015.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended October 31, 2015

(Amounts in Thousands)

	Ohio Municipal Bond Fund	Balanced Fund	INCORE Investment Grade Convertible Fund
Investment Income:
Interest income	$1,904	$123	$404
Dividend income	—	164	586
Total Income	1,904	287	990
Expenses:
Investment advisory fees	271	88	347
Administration fees	51	21	48
12b-1 fees — Class A Shares	123	24	22
12b-1 fees — Class C Shares	—	29	—
12b-1 fees — Class R Shares	—	10	—
Custodian fees	5	11	6
Transfer agent fees	10	3	9
Transfer agent fees — Class A Shares	10	6	4
Transfer agent fees — Class C Shares	—	2	—
Transfer agent fees — Class I Shares	—	—	6
Transfer agent fees — Class R Shares	—	2	—
Trustees' fees	5	1	4
Chief Compliance Officer fees	1	— (a)	1
Legal and audit fees	11	3	6
State registration and filing fees	18	48	36
Other expenses	5	6	11
Total Expenses	510	254	500
Expenses waived/reimbursed by Adviser	—	(61)	(2)
Net Expenses	510	193	498
Net Investment Income	1,394	94	492
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	455	962	344
Net change in unrealized depreciation on investments	(803)	(311)	(361)
Net realized/unrealized gains/losses on investments	(348)	651	(17)
Change in net assets resulting from operations	$1,046	$745	$475

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	NewBridge Large Cap Growth Fund		Select Fund		Special Value Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	For the Period Ended October 31, 2014(a)	Year Ended October 31, 2015	Year Ended October 31, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$(874)	$(1,148)	$21	$19	$449	$(281)
Net realized gains from investment transactions	40,020	18,474	51	52	6,327	37,141
Net change in unrealized appreciation/depreciation on investments	(26,893)	9,415	128	131	(2,216)	(20,422)
Change in net assets resulting from operations	12,253	26,741	200	202	4,560	16,438
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(1)	— (b)	—	—
Class C Shares	—	—	—	—	—	—
Class I Shares	—	—	(19)	(18)	—	—
From net realized gains:
Class A Shares	(2,298)	(3,575)	(3)	—	—	—
Class C Shares	(977)	(1,122)	—	—	—	—
Class I Shares	(11,343)	(9,895)	(56)	—	—	—
Class R Shares	(65)	(84)	—	—	—	—
Class Y Shares	(2,269)	(4,523)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(16,952)	(19,199)	(79)	(18)	—	—
Change in net assets from capital transactions	(93,464)	(14,050)	24	2,821	(45,777)	(87,893)
Change in net assets	(98,163)	(6,508)	145	3,005	(41,217)	(71,455)
Net Assets:
Beginning of period	204,277	210,785	3,005	—	155,815	227,270
End of period	$106,114	$204,277	$3,150	$3,005	$114,598	$155,815
Accumulated undistributed (distributions in excess of) net investment income	$(678)	$(1,140)	$2	$1	$176	$(273)

(a)  Select Fund commenced operations on January 2, 2014.

(b)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	NewBridge Large Cap Growth Fund		Select Fund			Special Value Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	For the Period Ended October 31, 2014(a)		Year Ended October 31, 2015	Year Ended October 31, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,430	$5,511	$67	$137		$4,225	$8,305
Dividends reinvested	1,900	3,190	3	—	(b)	—	—
Cost of shares redeemed	(11,409)	(24,166)	—	—		(28,508)	(44,910)
Total Class A Shares	$(7,079)	$(15,465)	$70	$137		$(24,283)	$(36,605)
Class C Shares
Proceeds from shares issued	$665	$1,098	$—	$—		$1,050	$1,280
Dividends reinvested	764	865	—	—		—	—
Cost of shares redeemed	(2,355)	(3,136)	—	—		(5,106)	(4,640)
Total Class C Shares	$(926)	$(1,173)	$—	$—		$(4,056)	$(3,360)
Class I Shares
Proceeds from shares issued	$24,338	$60,359	$5	$2,668		$1,139	$2,258
Dividends reinvested	8,156	1,467	76	18		—	—
Cost of shares redeemed	(103,511)	(35,776)	(127)	(2)		(3,835)	(29,244)
Total Class I Shares	$(71,017)	$26,050	$(46)	$2,684		$(2,696)	$(26,986)
Class R Shares
Proceeds from shares issued	$227	$197	$—	$—		$4,619	$6,712
Dividends reinvested	65	84	—	—		—	—
Cost of shares redeemed	(418)	(281)	—	—		(19,009)	(27,186)
Total Class R Shares	$(126)	$— (b)	$—	$—		$(14,390)	$(20,474)
Class Y Shares
Proceeds from shares issued	$3,912	$9,569	$—	$—		$119	$388
Dividends reinvested	5	1	—	—		—	—
Cost of shares redeemed	(18,233)	(33,032)	—	—		(471)	(856)
Total Class Y Shares	$(14,316)	$(23,462)	$—	$—		$(352)	$(468)
Change in net assets from capital transactions	$(93,464)	$(14,050)	$24	$2,821		$(45,777)	$(87,893)

(continues on next page)

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	NewBridge Large Cap Growth Fund		Select Fund		Special Value Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	For the Period Ended October 31, 2014(a)	Year Ended October 31, 2015	Year Ended October 31, 2014
Share Transactions:
Class A Shares
Issued	132	302	6	14	191	393
Reinvested	105	175	— (b)	—	—	—
Redeemed	(617)	(1,303)	—	—	(1,285)	(2,122)
Total Class A Shares	(380)	(826)	6	14	(1,094)	(1,729)
Class C Shares
Issued	40	64	—	—	52	66
Reinvested	47	52	—	—	—	—
Redeemed	(143)	(190)	—	—	(254)	(240)
Total Class C Shares	(56)	(74)	—	—	(202)	(174)
Class I Shares
Issued	1,296	3,230	1	268	51	106
Reinvested	445	80	7	1	—	—
Redeemed	(5,506)	(1,932)	(12)	—	(172)	(1,398)
Total Class I Shares	(3,765)	1,378	(4)	269	(121)	(1,292)
Class R Shares
Issued	13	12	—	—	217	330
Reinvested	4	5	—	—	—	—
Redeemed	(23)	(16)	—	—	(892)	(1,332)
Total Class R Shares	(6)	1	—	—	(675)	(1,002)
Class Y Shares
Issued	211	519	—	—	5	18
Reinvested	— (b)	— (b)	—	—	—	—
Redeemed	(972)	(1,815)	—	—	(21)	(40)
Total Class Y Shares	(761)	(1,296)	—	—	(16)	(22)
Change in Shares	(4,968)	(817)	2	283	(2,108)	(4,219)

(a)  Select Fund commenced operations on January 2, 2014.

(b)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Sycamore Established Value Fund		Sycamore Small Company Opportunity Fund		Expedition Emerging Markets Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	For the Period Ended October 31, 2014(a)
From Investment Activities:
Operations:
Net investment income	$29,581	$13,609	$7,300	$4,519	$17	$3
Net realized gains (losses) from investment transactions and foreign currency transactions	249,432	268,911	244,998	209,014	(1,601)	(94)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(52,905)	(13,209)	(152,146)	17,721	(81)	268
Change in net assets resulting from operations	226,108	269,311	100,152	231,254	(1,665)	177
Distributions to Shareholders:
From net investment income:
Class A Shares	(11,237)	(5,909)	—	(120)	—	—
Class I Shares	(8,614)	(4,251)	(3,536)	(4,223)	—	—
Class R Shares	(6,674)	(2,953)	—	—	—	—
Class R6 Shares (b)	(501)	(56)	—	—	—	—
Class Y Shares	(103)	(64)	(50)	(35)	—	—
From net realized gains:
Class A Shares	(117,526)	(61,422)	(38,964)	(32,943)	—	—
Class I Shares	(65,329)	(27,221)	(136,128)	(78,012)	—	—
Class R Shares	(82,822)	(40,150)	(26,614)	(20,097)	—	—
Class R6 Shares (b)	(3,349)	—	—	—	—	—
Class Y Shares	(902)	(527)	(7,493)	(1,016)	—	—
Change in net assets resulting from distributions to shareholders	(297,057)	(142,553)	(212,785)	(136,446)	—	—
Change in net assets from capital transactions	480,849	152,072	528,431	356,520	8,510	4,785
Change in net assets	409,900	278,830	415,798	451,328	6,845	4,962
Net Assets:
Beginning of period	2,196,691	1,917,861	2,423,045	1,971,717	4,962	—
End of period	$2,606,591	$2,196,691	$2,838,843	$2,423,045	$11,807	$4,962
Accumulated undistributed net investment income	$826	$645	$4,536	$146	$(41)	$—

(a)  Expedition Emerging Markets Small Cap Fund commenced operations on April 1, 2014.

(b)  Sycamore Established Value Fund, Class R6 Shares, commenced operations on March 4, 2014.

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

	Sycamore Established Value Fund		Sycamore Small Company Opportunity Fund		Expedition Emerging Markets Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	For the Period Ended October 31, 2014(a)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$358,865	$310,323	$124,028	$139,445	$27	$47
Dividends reinvested	104,575	55,474	32,840	27,806	—	—
Cost of shares redeemed	(314,300)	(379,414)	(166,172)	(233,180)	—	—
Total Class A Shares	$149,140	$(13,617)	$(9,304)	$(65,929)	$27	$47
Class C Shares
Proceeds from shares issued	$—	$—	$—	$—	$—	$50
Total Class C Shares	$—	$—	$—	$—	$—	$50
Class I Shares
Proceeds from shares issued	$326,795	$219,041	$840,689	$590,543	$10,483	$5,519
Dividends reinvested	70,027	24,446	120,392	66,603	—	—
Cost of shares redeemed	(149,925)	(139,903)	(408,539)	(297,013)	(2,000)	(831)
Total Class I Shares	$246,897	$103,584	$552,542	$360,133	$8,483	$4,688
Class R Shares
Proceeds from shares issued	$129,785	$160,107	$41,997	$48,256	$—	$—
Dividends reinvested	85,437	40,827	25,311	19,087	—	—
Cost of shares redeemed	(160,824)	(162,439)	(74,725)	(73,719)	—	—
Total Class R Shares	$54,398	$38,495	$(7,417)	$(6,376)	$—	$—
Class R6 Shares (b)
Proceeds from shares issued	$33,716	$24,756	$—	$—	$—	$—
Dividends reinvested	3,850	56	—	—	—	—
Cost of shares redeemed	(9,932)	(378)	—	—	—	—
Total Class R6 Shares	$27,634	$24,434	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$4,483	$1,880	$24,580	$92,664	$—	$—
Dividends reinvested	63	1	49	4	—	—
Cost of shares redeemed	(1,766)	(2,705)	(32,019)	(23,976)	—	—
Total Class Y Shares	$2,780	$(824)	$(7,390)	$68,692	$—	$—
Change in net assets from capital transactions	$480,849	$152,072	$528,431	$356,520	$8,510	$4,785

(continues on next page)
See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Sycamore Established Value Fund		Sycamore Small Company Opportunity Fund		Expedition Emerging Markets Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015		For the Period Ended October 31, 2014(a)
Share Transactions:
Class A Shares
Issued	10,318	8,774	3,117	3,440	2		5
Reinvested	3,061	1,617	826	694	—		—
Redeemed	(9,002)	(10,649)	(4,153)	(5,743)	—		—
Total Class A Shares	4,377	(258)	(210)	(1,609)	2		5
Class C Shares
Issued	—	—	—	—	—		5
Redeemed	—	—	—	—	—	(c)	—
Total Class C Shares	—	—	—	—	—	(c)	5
Class I Shares
Issued	9,314	6,148	20,901	14,352	997		552
Reinvested	2,051	712	3,010	1,654	—		—
Redeemed	(4,264)	(3,960)	(10,192)	(7,260)	(211)		(83)
Total Class I Shares	7,101	2,900	13,719	8,746	786		469
Class R Shares
Issued	3,756	4,535	1,107	1,241	—		—
Reinvested	2,527	1,201	668	496	—		—
Redeemed	(4,649)	(4,611)	(1,977)	(1,901)	—		—
Total Class R Shares	1,634	1,125	(202)	(164)	—		—
Class R6 Shares (b)
Issued	978	681	—	—	—		—
Reinvested	113	2	—	—	—		—
Redeemed	(288)	(11)	—	—	—		—
Total Class R6 Shares	803	672	—	—	—		—
Class Y Shares
Issued	132	54	616	2,322	—		—
Reinvested	2	—	1	— (c)	—		—
Redeemed	(50)	(76)	(804)	(594)	—		—
Total Class Y Shares	84	(22)	(187)	1,728	—		—
Change in Shares	13,999	4,417	13,120	8,701	788		479

(a)  Expedition Emerging Markets Small Cap Fund commenced operations on April 1, 2014.

(b)  Sycamore Established Value Fund, Class R6 Shares, commenced operations on March 4, 2014.

(c)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	NewBridge Global Equity Fund		INCORE Fund for Income		National Municipal Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
From Investment Activities:
Operations:
Net investment income	$103	$43	$9,963	$15,639	$1,718	$1,902
Net realized gains (losses) from investment transactions and foreign currency transactions	591	1,052	(2,184)	(2,690)	1,206	433
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(661)	(28)	9,359	2,846	(1,111)	506
Change in net assets resulting from operations	33	1,067	17,138	15,795	1,813	2,841
Distributions to Shareholders:
From net investment income:
Class A Shares	(7)	(21)	(15,805)	(20,579)	(1,637)	(1,879)
Class C Shares	—	—	(2,995)	(4,233)	—	—
Class I Shares	(21)	(33)	(20,372)	(19,483)	—	—
Class R Shares	—	(2)	(3,754)	(4,481)	—	—
Class R6 Shares (a)	—	—	(129)	—	—	—
Class Y Shares	—	—	(308)	(482)	(79)	(46)
From net realized gains:
Class A Shares	(333)	(335)	—	—	(426)	(20)
Class C Shares	(247)	(237)	—	—	—	—
Class I Shares	(442)	(399)	—	—	—	—
Class R Shares	(37)	(35)	—	—	—	—
Class Y Shares	—	—	—	—	(8)	(1)
Change in net assets resulting from distributions to shareholders	(1,087)	(1,062)	(43,363)	(49,258)	(2,150)	(1,946)
Change in net assets from capital transactions	3,047	821	41,345	(209,362)	(14,901)	4,723
Change in net assets	1,993	826	15,120	(242,825)	(15,238)	5,618
Net Assets:
Beginning of period	10,972	10,146	889,139	1,131,964	92,422	86,804
End of period	$12,965	$10,972	$904,259	$889,139	$77,184	$92,422
Accumulated undistributed (distributions in excess of) net investment income	$81	$11	$1,566	$1,617	$42	$39

(a)  INCORE Fund for Income, Class R6 Shares, commenced operations on March 4, 2015.

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	NewBridge Global Equity Fund		INCORE Fund for Income		National Municipal Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$114	$—	$154,206	$107,776	$20,899	$23,145
Dividends reinvested	340	356	12,165	15,102	1,948	1,722
Cost of shares redeemed	(96)	(231)	(145,178)	(276,754)	(40,088)	(19,311)
Total Class A Shares	$358	$125	$21,193	$(153,876)	$(17,241)	$5,556
Class C Shares
Proceeds from shares issued	$139	$8	$11,823	$6,956	$—	$—
Dividends reinvested	247	237	2,294	2,925	—	—
Cost of shares redeemed	(37)	(39)	(23,353)	(56,219)	—	—
Total Class C Shares	$349	$206	$(9,236)	$(46,338)	$—	$—
Class I Shares
Proceeds from shares issued	$2,342	$442	$178,083	$139,974	$—	$—
Dividends reinvested	463	432	16,728	12,907	—	—
Cost of shares redeemed	(578)	(420)	(158,876)	(147,554)	—	—
Total Class I Shares	$2,227	$454	$35,935	$5,327	$—	$—
Class R Shares
Proceeds from shares issued	$116	$—	$12,434	$22,217	$—	$—
Dividends reinvested	37	36	3,175	3,518	—	—
Cost of shares redeemed	(40)	—	(23,923)	(37,617)	—	—
Total Class R Shares	$113	$36	$(8,314)	$(11,882)	$—	$—
Class R6 Shares (a)
Proceeds from shares issued	$—	$—	$4,307	$—	$—	$—
Dividends reinvested	—	—	129	—	—	—
Cost of shares redeemed	—	—	(438)	—	—	—
Total Class R6 Shares	$—	$—	$3,998	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$—	$—	$2,115	$3,439	$3,559	$409
Dividends reinvested	—	—	5	—	40	— (b)
Cost of shares redeemed	—	—	(4,351)	(6,032)	(1,259)	(1,242)
Total Class Y Shares	$—	$—	$(2,231)	$(2,593)	$2,340	$(833)
Change in net assets from capital transactions	$3,047	$821	$41,345	$(209,362)	$(14,901)	$4,723

(continues on next page)

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	NewBridge Global Equity Fund		INCORE Fund for Income		National Municipal Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Share Transactions:
Class A Shares
Issued	8	—	15,209	10,331	1,872	2,075
Reinvested	26	25	1,199	1,456	175	155
Redeemed	(7)	(16)	(14,253)	(26,540)	(3,593)	(1,734)
Total Class A Shares	27	9	2,155	(14,753)	(1,546)	496
Class C Shares
Issued	10	1	1,176	673	—	—
Reinvested	19	18	228	284	—	—
Redeemed	(3)	(3)	(2,308)	(5,419)	—	—
Total Class C Shares	26	16	(904)	(4,462)	—	—
Class I Shares
Issued	170	30	17,523	13,468	—	—
Reinvested	35	32	1,650	1,246	—	—
Redeemed	(42)	(29)	(15,628)	(14,155)	—	—
Total Class I Shares	163	33	3,545	559	—	—
Class R Shares
Issued	8	—	1,223	2,126	—	—
Reinvested	3	3	313	339	—	—
Redeemed	(3)	—	(2,345)	(3,600)	—	—
Total Class R Shares	8	3	(809)	(1,135)	—	—
Class R6 Shares (a)
Issued	—	—	421	—	—	—
Reinvested	—	—	13	—	—	—
Redeemed	—	—	(43)	—	—	—
Total Class R6 Shares	—	—	391	—	—	—
Class Y Shares
Issued	—	—	207	330	320	37
Reinvested	—	—	— (b)	—	4	— (b)
Redeemed	—	—	(426)	(579)	(113)	(112)
Total Class Y Shares	—	—	(219)	(249)	211	(75)
Change in Shares	224	61	4,159	(20,040)	(1,335)	421

(a)  INCORE Fund for Income, Class R6 Shares, commenced operations on March 4, 2015.

(b)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Ohio Municipal Bond Fund		Balanced Fund		INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
From Investment Activities:
Operations:
Net investment income	$1,394	$1,635	$94	$146	$492	$287
Net realized gains from investment transactions	455	663	962	2,702	344	991
Net change in unrealized appreciation/(depreciation) on investments	(803)	425	(311)	(1,148)	(361)	2,219
Change in net assets resulting from operations	1,046	2,723	745	1,700	475	3,497
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,400)	(1,644)	(191)	(227)	(154)	(176)
Class C Shares	—	—	(38)	(42)	—	—
Class I Shares	—	—	(8)	(7)	(808)	(429)
Class R Shares	—	—	(33)	(93)	—	—
From net realized gains:
Class A Shares	(663)	(281)	(641)	(184)	—	—
Class C Shares	—	—	(183)	(43)	—	—
Class I Shares	—	—	(20)	(4)	—	—
Class R Shares	—	—	(119)	(105)	—	—
Change in net assets resulting from distributions to shareholders	(2,063)	(1,925)	(1,233)	(705)	(962)	(605)
Change in net assets from capital transactions	(10,022)	(9,728)	1,866	(8,182)	13,260	19,050
Change in net assets	(11,039)	(8,930)	1,378	(7,187)	12,773	21,942
Net Assets:
Beginning of period	55,069	63,999	15,256	22,443	37,647	15,705
End of period	$44,030	$55,069	$16,634	$15,256	$50,420	$37,647
Accumulated undistributed (distributions in excess of) net investment income	$31	$38	$2	$2	$(93)	$81

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Ohio Municipal Bond Fund		Balanced Fund		INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$521	$2,042	$2,975	$1,113	$5,726	$4,325
Dividends reinvested	1,880	1,750	769	378	100	122
Cost of shares redeemed	(12,423)	(13,520)	(3,139)	(4,049)	(2,322)	(4,288)
Total Class A Shares	$(10,022)	$(9,728)	$605	$(2,558)	$3,504	$159
Class C Shares
Proceeds from shares issued	$—	$—	$453	$626	$—	$—
Dividends reinvested	—	—	188	67	—	—
Cost of shares redeemed	—	—	(588)	(839)	—	—
Total Class C Shares	$—	$—	$53	$(146)	$—	$—
Class I Shares
Proceeds from shares issued	$—	$—	$1,403	$43	$26,841	$25,900
Dividends reinvested	—	—	28	11	674	333
Cost of shares redeemed	—	—	(304)	(28)	(17,759)	(7,342)
Total Class I Shares	$—	$—	$1,127	$26	$9,756	$18,891
Class R Shares
Proceeds from shares issued	$—	$—	$243	$430	$—	$—
Dividends reinvested	—	—	142	194	—	—
Cost of shares redeemed	—	—	(304)	(6,128)	—	—
Total Class R Shares	$—	$—	$81	$(5,504)	$—	$—
Change in net assets from capital transactions	$(10,022)	$(9,728)	$1,866	$(8,182)	$13,260	$19,050

(continues on next page)

See notes to financial statements.

Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Ohio Municipal Bond Fund		Balanced Fund		INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Share Transactions:
Class A Shares
Issued	46	178	202	73	407	314
Reinvested	164	152	51	25	7	10
Redeemed	(1,082)	(1,179)	(209)	(266)	(166)	(326)
Total Class A Shares	(872)	(849)	44	(168)	248	(2)
Class C Shares
Issued	—	—	30	42	—	—
Reinvested	—	—	13	4	—	—
Redeemed	—	—	(39)	(55)	—	—
Total Class C Shares	—	—	4	(9)	—	—
Class I Shares
Issued	—	—	96	3	1,897	1,962
Reinvested	—	—	2	1	48	26
Redeemed	—	—	(21)	(2)	(1,261)	(552)
Total Class I Shares	—	—	77	2	684	1,436
Class R Shares
Issued	—	—	15	28	—	—
Reinvested	—	—	9	13	—	—
Redeemed	—	—	(20)	(398)	—	—
Total Class R Shares	—	—	4	(357)	—	—
Change in Shares	(872)	(849)	129	(532)	932	1,434

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$19.38	$18.62	$15.33	$14.61	$13.91
Investment Activities:
Net investment loss	(0.20)	(0.23)	(0.31)	(0.12)	(0.12)
Net realized and unrealized gains on investments	1.63	2.66	4.31	1.02	0.82
Total from Investment Activities	1.43	2.43	4.00	0.90	0.70
Distributions:
Net realized gains from investments	(1.64)	(1.67)	(0.71)	(0.18)	—
Total Distributions	(1.64)	(1.67)	(0.71)	(0.18)	—
Net Asset Value, End of Period	$19.17	$19.38	$18.62	$15.33	$14.61
Total Return (excludes sales charge)	7.86%	13.58%	27.29%	6.31%	5.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$20,207	$27,799	$42,093	$83,648	$94,814
Ratio of net expenses to average net assets	1.26%	1.26%	1.28%	1.29%	1.23%
Ratio of net investment loss to average net assets	(0.73)%	(0.72)%	(0.62)%	(0.74)%	(0.68)%
Portfolio turnover (a)	55%	47%	78%	77%	82%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class C Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$17.56	$17.15	$14.29	$13.74	$13.19
Investment Activities:
Net investment loss	(0.29)	(0.30)	(0.23)	(0.19)	(0.19)
Net realized and unrealized gains on investments	1.43	2.38	3.80	0.92	0.74
Total from Investment Activities	1.14	2.08	3.57	0.73	0.55
Distributions:
Net realized gains from investments	(1.64)	(1.67)	(0.71)	(0.18)	—
Total Distributions	(1.64)	(1.67)	(0.71)	(0.18)	—
Net Asset Value, End of Period	$17.06	$17.56	$17.15	$14.29	$13.74
Total Return (excludes contingent deferred sales charge)	6.94%	12.63%	26.22%	5.46%	4.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,389	$10,656	$11,655	$9,187	$6,462
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%	2.10%	2.10%
Ratio of net investment loss to average net assets	(1.58)%	(1.57)%	(1.47)%	(1.54)%	(1.58)%
Ratio of gross expenses to average net assets (a)	2.13%	2.10%	2.11%	2.15%	2.15%
Ratio of net investment loss to average net assets (a)	(1.61)%	(1.57)%	(1.48)%	(1.60)%	(1.63)%
Portfolio turnover (b)	55%	47%	78%	77%	82%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011(a)
Net Asset Value, Beginning of Period	$19.61	$18.76	$15.39	$14.62	$15.46
Investment Activities:
Net investment loss	(0.26)	(0.06)	— (b)	(0.09)	(0.04)
Net realized and unrealized gains (losses) on investments	1.76	2.58	4.08	1.04	(0.80)
Total from Investment Activities	1.50	2.52	4.08	0.95	(0.84)
Distributions:
Net realized gains from investments	(1.64)	(1.67)	(0.71)	(0.18)	—
Total Distributions	(1.64)	(1.67)	(0.71)	(0.18)	—
Net Asset Value, End of Period	$19.47	$19.61	$18.76	$15.39	$14.62
Total Return (c)	8.14%	13.98%	27.72%	6.65%	(5.43)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$63,569	$137,831	$106,035	$53,683	$66,268
Ratio of net expenses to average net assets (d)	0.95%	0.95%	0.95%	0.97%	1.02%
Ratio of net investment loss to average net assets (d)	(0.41)%	(0.44)%	(0.35)%	(0.42)%	(0.56)%
Ratio of gross expenses to average net assets (d) (e)	1.04%	1.00%	0.98%	1.00%	1.02%
Ratio of net investment loss to average net assets (d) (e)	(0.50)%	(0.50)%	(0.38)%	(0.45)%	(0.56)%
Portfolio turnover (f)	55%	47%	78%	77%	82%

(a)  Class I Shares commenced operations on March 1, 2011.

(b)  Less than $0.01 per share.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class R Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$18.63	$18.02	$14.91	$14.27	$13.65
Investment Activities:
Net investment loss	(0.22)	(0.21)	(0.24)	(0.16)	(0.20)
Net realized and unrealized gains on investments	1.52	2.49	4.06	0.98	0.82
Total from Investment Activities	1.30	2.28	3.82	0.82	0.62
Distributions:
Net realized gains from investments	(1.64)	(1.67)	(0.71)	(0.18)	—
Total Distributions	(1.64)	(1.67)	(0.71)	(0.18)	—
Net Asset Value, End of Period	$18.29	$18.63	$18.02	$14.91	$14.27
Total Return	7.45%	13.17%	26.83%	5.89%	4.54%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$808	$935	$902	$1,020	$1,005
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets	(1.11)%	(1.13)%	(1.01)%	(1.11)%	(1.12)%
Ratio of gross expenses to average net assets (a)	3.06%	2.72%	2.68%	2.79%	2.35%
Ratio of net investment loss to average net assets (a)	(2.52)%	(2.20)%	(2.04)%	(2.25)%	(1.82)%
Portfolio turnover (b)	55%	47%	78%	77%	82%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class Y Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$19.47	$18.65	$15.78
Investment Activities:
Net investment loss	(0.28)	(0.17)	(0.06)
Net realized and unrealized gains on investments	1.76	2.66	2.93
Total from Investment Activities	1.48	2.49	2.87
Distributions:
Net realized gains from investments	(1.64)	(1.67)	—
Total Distributions	(1.64)	(1.67)	—
Net Asset Value, End of Period	$19.31	$19.47	$18.65
Total Return (b)	8.09%	13.90%	18.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,141	$27,056	$50,100
Ratio of net expenses to average net assets (c)	1.02%	1.02%	1.02%
Ratio of net investment loss to average net assets (c)	(0.46)%	(0.46)%	(0.44)%
Ratio of gross expenses to average net assets (c) (d)	1.04%	1.03%	1.02%
Ratio of net investment loss to average net assets (c) (d)	(0.48)%	(0.46)%	(0.44)%
Portfolio turnover (e)	55%	47%	78%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Select Fund
	Class A Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$10.62	$10.00
Investment Activities:
Net investment income	0.04	0.05
Net realized and unrealized gains on investments	0.65	0.61
Total from Investment Activities	0.69	0.66
Distributions:
Net investment income	(0.05)	(0.04)
Net realized gains from investments	(0.21)	—
Total Distributions	(0.26)	(0.04)
Net Asset Value, End of Period	$11.05	$10.62
Total Return (excludes sales charge) (b)	6.54%	6.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$224	$145
Ratio of net expenses to average net assets (c)	1.15%	1.15%
Ratio of net investment income to average net assets (c)	0.41%	0.62%
Ratio of gross expenses to average net assets (c) (d)	3.15%	7.41%
Ratio of net investment loss to average net assets (c) (d)	(1.60)%	(5.64)%
Portfolio turnover (e)	77%	67%

(a)  Class A Shares commenced operations on January 2, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Select Fund
	Class I Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$10.62	$10.00
Investment Activities:
Net investment income	0.08	0.07
Net realized and unrealized gains on investments	0.63	0.62
Total from Investment Activities	0.71	0.69
Distributions:
Net investment income	(0.07)	(0.07)
Net realized gains from investments	(0.21)	—
Total Distributions	(0.28)	(0.07)
Net Asset Value, End of Period	$11.05	$10.62
Total Return (b)	6.79%	6.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,926	$2,860
Ratio of net expenses to average net assets (c)	0.90%	0.90%
Ratio of net investment income to average net assets (c)	0.72%	0.87%
Ratio of gross expenses to average net assets (c) (d)	1.30%	4.58%
Ratio of net investment income (loss) to average net assets (c) (d)	0.32%	(2.81)%
Portfolio turnover (e)	77%	67%

(a)  Class I Shares commenced operations on January 2, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$21.71	$19.98	$15.53	$14.77	$14.93
Investment Activities:
Net investment income (loss)	0.12	(0.03)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	0.63	1.76	4.47	0.77	(0.14)
Total from Investment Activities	0.75	1.73	4.45	(0.76)	(0.15)
Distributions:
Net investment income	—	—	—	—	(0.01)
Total Distributions	—	—	—	—	(0.01)
Net Asset Value, End of Period	$22.46	$21.71	$19.98	$15.53	$14.77
Total Return (excludes sales charge)	3.45%	8.66%	28.65%	5.15%	(1.02)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$48,913	$71,027	$99,918	$152,428	$388,846
Ratio of net expenses to average net assets	1.28%	1.31%	1.27%	1.30%	1.19%
Ratio of net investment income (loss) to average net assets	0.52%	0.01%	0.01%	(0.02)%	—	%(a)
Ratio of gross expenses to average net assets (b)	1.35%	1.31%	1.27%	1.30%	1.19%
Ratio of net investment income to average net assets (b)	0.45%	0.01%	0.01%	(0.02)%	—	%(a)
Portfolio turnover (c)	137%	174%	110%	87%	93%

(a)  Rounds to less than 0.01%.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$19.82	$18.41	$14.44	$13.86	$14.13
Investment Activities:
Net investment loss	(0.10)	(0.20)	(0.20)	(0.17)	(0.14	)(a)
Net realized and unrealized gains (losses) on investments	0.62	1.61	4.17	0.75	(0.13)
Total from Investment Activities	0.52	1.41	3.97	0.58	(0.27)
Net Asset Value, End of Period	$20.34	$19.82	$18.41	$14.44	$13.86
Total Return (excludes contingent deferred sales charge)	2.62%	7.66%	27.49%	4.18%	(1.91)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,253	$14,970	$17,106	$19,693	$26,874
Ratio of net expenses to average net assets	2.13%	2.20%	2.20%	2.20%	2.11%
Ratio of net investment loss to average net assets	(0.35)%	(0.88)%	(0.95)%	(0.96)%	(0.93)%
Ratio of gross expenses to average net assets (b)	2.21%	2.20%	2.23%	2.23%	2.11%
Ratio of net investment loss to average net assets (b)	(0.42)%	(0.88)%	(0.98)%	(1.00)%	(0.93)%
Portfolio turnover (c)	137%	174%	110%	87%	93%

(a)  Calculated using average shares method for the period.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$21.96	$20.16	$15.62	$14.82	$14.95
Investment Activities:
Net investment income	0.19	0.01	0.04	0.05 (a)	0.05
Net realized and unrealized gains (losses) on investments	0.63	1.79	4.50	0.75	(0.14)
Total from Investment Activities	0.82	1.80	4.54	0.80	(0.09)
Distributions:
Net investment income	—	—	—	—	(0.04)
Total Distributions	—	—	—	—	(0.04)
Net Asset Value, End of Period	$22.78	$21.96	$20.16	$15.62	$14.82
Total Return	3.73%	8.93%	29.07%	5.40%	(0.66)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,285	$8,714	$34,058	$45,903	$158,816
Ratio of net expenses to average net assets	1.02%	1.01%	1.00%	0.95%	0.87%
Ratio of net investment income to average net assets	0.78%	0.30%	0.27%	0.35%	0.29%
Ratio of gross expenses to average net assets (b)	1.09%	1.01%	1.00%	0.95%	0.87%
Ratio of net investment income to average net assets (b)	0.71%	0.30%	0.27%	0.35%	0.29%
Portfolio turnover (c)	137%	174%	110%	87%	93%

(a)  Calculated using average shares method for the period.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$20.91	$19.30	$15.05	$14.36	$14.55
Investment Activities:
Net investment income (loss)	0.04	(0.09)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gains (losses) on investments	0.62	1.70	4.33	0.76	(0.13)
Total from Investment Activities	0.66	1.61	4.25	0.69	(0.19)
Net Asset Value, End of Period	$21.57	$20.91	$19.30	$15.05	$14.36
Total Return	3.16%	8.34%	28.24%	4.81%	(1.31)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$46,357	$59,036	$73,847	$90,166	$145,987
Ratio of net expenses to average net assets	1.55%	1.61%	1.59%	1.59%	1.51%
Ratio of net investment income (loss) to average net assets	0.23%	(0.30)%	(0.33)%	(0.35)%	(0.34)%
Ratio of gross expenses to average net assets (a)	1.63%	1.61%	1.59%	1.59%	1.51%
Ratio of net investment income to average net assets (a)	0.16%	(0.30)%	(0.33)%	(0.35)%	(0.34)%
Portfolio turnover (b)	137%	174%	110%	87%	93%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class Y Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$21.80	$20.01	$17.11
Investment Activities:
Net investment income	0.18	0.05	0.01
Net realized and unrealized gains on investments	0.64	1.74	2.89
Total from Investment Activities	0.82	1.79	2.90
Net Asset Value, End of Period	$22.62	$21.80	$20.01
Total Return (b)	3.76%	8.95%	16.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,790	$2,068	$2,341
Ratio of net expenses to average net assets (c)	1.00%	1.03%	1.03%
Ratio of net investment income to average net assets (c)	0.78%	0.28%	0.05%
Ratio of gross expenses to average net assets (c) (d)	1.58%	1.33%	1.72%
Ratio of net investment income (loss) to average net assets (c) (d)	0.20%	(0.02)%	(0.64)%
Portfolio turnover (e)	137%	174%	110%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$37.01	$34.89	$27.17	$25.84	$26.06
Investment Activities:
Net investment income	0.44	0.23	0.19	0.19	0.17
Net realized and unrealized gains on investments	3.07	4.44	8.43	2.02	1.54
Total from Investment Activities	3.51	4.67	8.62	2.21	1.71
Distributions:
Net investment income	(0.41)	(0.22)	(0.20)	(0.19)	(0.17)
Net realized gains from investments	(4.56)	(2.33)	(0.70)	(0.69)	(1.76)
Total Distributions	(4.97)	(2.55)	(0.90)	(0.88)	(1.93)
Net Asset Value, End of Period	$35.55	$37.01	$34.89	$27.17	$25.84
Total Return (excludes sales charge)	10.08%	13.97%	32.61%	8.75%	6.46%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,076,956	$958,992	$913,195	$686,762	$469,365
Ratio of net expenses to average net assets	0.99%	1.04%	1.04%	1.06%	1.07%
Ratio of net investment income to average net assets	1.21%	0.63%	0.62%	0.72%	0.62%
Portfolio turnover (a)	58%	51%	46%	43%	38%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$37.01	$34.89	$27.17	$25.83	$26.04
Investment Activities:
Net investment income	0.56	0.35	0.31	0.28	0.23
Net realized and unrealized gains on investments	3.08	4.44	8.42	2.03	1.56
Total from Investment Activities	3.64	4.79	8.73	2.31	1.79
Distributions:
Net investment income	(0.53)	(0.34)	(0.31)	(0.28)	(0.24)
Net realized gains from investments	(4.56)	(2.33)	(0.70)	(0.69)	(1.76)
Total Distributions	(5.09)	(2.67)	(1.01)	(0.97)	(2.00)
Net Asset Value, End of Period	$35.56	$37.01	$34.89	$27.17	$25.83
Total Return	10.51%	14.38%	33.09%	9.18%	6.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$761,549	$529,882	$398,382	$182,738	$64,128
Ratio of net expenses to average net assets	0.63%	0.66%	0.67%	0.68%	0.70%
Ratio of net investment income to average net assets	1.55%	0.99%	0.95%	1.08%	0.95%
Ratio of gross expenses to average net assets (a)	0.63%	0.66%	0.67%	0.68%	0.73%
Ratio of net investment income to average net assets (a)	1.55%	0.99%	0.95%	1.08%	0.92%
Portfolio turnover (b)	58%	51%	46%	43%	38%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class R Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$36.67	$34.60	$26.96	$25.64	$25.87
Investment Activities:
Net investment income	0.38	0.16	0.14	0.14	0.12
Net realized and unrealized gains on investments	3.04	4.40	8.35	2.01	1.53
Total from Investment Activities	3.42	4.56	8.49	2.15	1.65
Distributions:
Net investment income	(0.35)	(0.16)	(0.15)	(0.14)	(0.12)
Net realized gains from investments	(4.56)	(2.33)	(0.70)	(0.69)	(1.76)
Total Distributions	(4.91)	(2.49)	(0.85)	(0.83)	(1.88)
Net Asset Value, End of Period	$35.18	$36.67	$34.60	$26.96	$25.64
Total Return	9.91%	13.76%	32.35%	8.61%	6.28%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$705,436	$675,421	$598,429	$412,131	$302,485
Ratio of net expenses to average net assets	1.16%	1.20%	1.22%	1.23%	1.24%
Ratio of net investment income to average net assets	1.05%	0.46%	0.44%	0.55%	0.47%
Portfolio turnover (a)	58%	51%	46%	43%	38%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class R6 Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$37.02	$34.74
Investment Activities:
Net investment income	0.55	0.20
Net realized and unrealized gains on investments	3.08	2.33
Total from Investment Activities	3.63	2.53
Distributions:
Net investment income	(0.53)	(0.25)
Net realized gains from investments	(4.56)	—
Total Distributions	(5.09)	(0.25)
Net Asset Value, End of Period	$35.56	$37.02
Total Return (b)	10.48%	7.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$52,450	$24,880
Ratio of net expenses to average net assets (c)	0.63%	0.64%
Ratio of net investment income to average net assets (c)	1.47%	0.66%
Ratio of gross expenses to average net assets (c) (d)	0.65%	0.91%
Ratio of net investment income to average net assets (c) (d)	1.45%	0.37%
Portfolio turnover (e)	58%	51%

(a)  Class R6 Shares commenced operations on March 4, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class Y Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$37.02	$34.90	$29.46
Investment Activities:
Net investment income	0.49	0.30	0.17
Net realized and unrealized gains on investments	3.08	4.44	5.42
Total from Investment Activities	3.57	4.74	5.59
Distributions:
Net investment income	(0.47)	(0.29)	(0.15)
Net realized gains from investments	(4.56)	(2.33)	—
Total Distributions	(5.03)	(2.62)	(0.15)
Net Asset Value, End of Period	$35.56	$37.02	$34.90
Total Return (b)	10.27%	14.19%	19.01%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,200	$7,516	$7,855
Ratio of net expenses to average net assets (c)	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets (c)	1.36%	0.83%	0.70%
Ratio of gross expenses to average net assets (c) (d)	0.94%	0.87%	1.04%
Ratio of net investment income to average net assets (c) (d)	1.25%	0.79%	0.49%
Portfolio turnover (e)	58%	51%	46%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Sycamore Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$42.01	$40.29	$32.19	$29.82	$27.35
Investment Activities:
Net investment income	0.03	0.02	0.09	0.03	0.05
Net realized and unrealized gains on investments	1.60	4.40	9.61	2.51	2.47
Total from Investment Activities	1.63	4.42	9.70	2.54	2.52
Distributions:
Net investment income	—	(0.01)	(0.14)	(0.05)	(0.05)
Net realized gains from investments	(3.63)	(2.69)	(1.46)	(0.12)	—
Total Distributions	(3.63)	(2.70)	(1.60)	(0.17)	(0.05)
Net Asset Value, End of Period	$40.01	$42.01	$40.29	$32.19	$29.82
Total Return (excludes sales charge)	3.94%	11.29%	31.42%	8.56%	9.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$437,280	$467,936	$513,668	$405,693	$296,044
Ratio of net expenses to average net assets	1.30%	1.31%	1.34%	1.38%	1.40%
Ratio of net investment income to average net assets	0.08%	0.06%	0.22%	0.08%	0.15%
Portfolio turnover (a)	53%	47%	56%	41%	44%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$42.31	$40.56	$32.32	$29.92	$27.41
Investment Activities:
Net investment income	0.16	0.16	0.20	0.15	0.16
Net realized and unrealized gains on investments	1.62	4.43	9.67	2.52	2.48
Total from Investment Activities	1.78	4.59	9.87	2.67	2.64
Distributions:
Net investment income	(0.09)	(0.15)	(0.17)	(0.15)	(0.13)
Net realized gains from investments	(3.63)	(2.69)	(1.46)	(0.12)	—
Total Distributions	(3.72)	(2.84)	(1.63)	(0.27)	(0.13)
Net Asset Value, End of Period	$40.37	$42.31	$40.56	$32.32	$29.92
Total Return	4.30%	11.66%	31.89%	8.95%	9.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,049,885	$1,568,121	$1,148,731	$552,745	$347,783
Ratio of net expenses to average net assets	0.96%	0.98%	0.98%	1.02%	1.04%
Ratio of net investment income to average net assets	0.40%	0.37%	0.48%	0.43%	0.50%
Portfolio turnover (a)	53%	47%	56%	41%	44%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Small Company Opportunity Fund
	Class R Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net Asset Value, Beginning of Period	$40.21	$38.77	$31.08	$28.84	$26.50
Investment Activities:
Net investment loss	(0.05)	(0.09)	— (a)	(0.03)	(0.02)
Net realized and unrealized gains on investments	1.53	4.22	9.27	2.43	2.40
Total from Investment Activities	1.48	4.13	9.27	2.40	2.38
Distributions:
Net investment income	—	—	(0.12)	(0.04)	(0.04)
Net realized gains from investments	(3.63)	(2.69)	(1.46)	(0.12)	—
Total Distributions	(3.63)	(2.69)	(1.58)	(0.16)	(0.04)
Net Asset Value, End of Period	$38.06	$40.21	$38.77	$31.08	$28.84
Total Return	3.73%	10.97%	31.14%	8.33%	8.99%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$274,917	$298,601	$294,246	$232,234	$186,467
Ratio of net expenses to average net assets	1.52%	1.58%	1.56%	1.61%	1.60%
Ratio of net investment loss to average net assets	(0.13)%	(0.22)%	(0.01)%	(0.15)%	(0.06)%
Portfolio turnover (b)	53%	47%	56%	41%	44%

(a)  Less than $0.01 per share.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Sycamore Small Company Opportunity Fund
	Class Y Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$42.06	$40.36	$34.42
Investment Activities:
Net investment income	0.10	0.12	0.01
Net realized and unrealized gains on investments	1.59	4.36	5.93
Total from Investment Activities	1.69	4.48	5.94
Distributions:
Net investment income	(0.02)	(0.09)	—
Net realized gains from investments	(3.63)	(2.69)	—
Total Distributions	(3.65)	(2.78)	—
Net Asset Value, End of Period	$40.10	$42.06	$40.36
Total Return (b)	4.10%	11.45%	17.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$76,761	$88,387	$15,072
Ratio of net expenses to average net assets (c)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (c)	0.23%	0.06%	0.04%
Ratio of gross expenses to average net assets (c) (d)	1.33%	1.18%	1.23%
Ratio of net investment income (loss) to average net assets (c) (d)	0.05%	0.02%	(0.04)%
Portfolio turnover (e)	53%	47%	56%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Expedition Emerging Markets Small Cap Fund
	Class A Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$10.35	$10.00
Investment Activities:
Net investment loss	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.05)	0.36
Total from Investment Activities	(1.07)	0.35
Net Asset Value, End of Period	$9.28	$10.35
Total Return (excludes sales charge) (b)	(10.34)%	3.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$68	$48
Ratio of net expenses to average net assets (c)	1.80%	1.80%
Ratio of net investment loss to average net assets (c)	(0.28)%	(0.13)%
Ratio of gross expenses to average net assets (c) (d)	27.97%	37.44%
Ratio of net investment loss to average net assets (c) (d)	(26.44)%	(35.78)%
Portfolio turnover (e)	187%	87%

(a)  Class A Shares commenced operations on April 1, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Expedition Emerging Markets Small Cap Fund
	Class C Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$10.31	$9.83
Investment Activities:
Net investment loss	(0.11)	(0.04)
Net realized and unrealized gains (losses) on investments	(1.03)	0.52
Total from Investment Activities	(1.14)	0.48
Net Asset Value, End of Period	$9.17	$10.31
Total Return (excludes contingent deferred sales charge) (b)	(11.06)%	4.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$47	$53
Ratio of net expenses to average net assets (c)	2.55%	2.55%
Ratio of net investment loss to average net assets (c)	(1.10)%	(0.68)%
Ratio of gross expenses to average net assets (c) (d)	32.46%	37.19%
Ratio of net investment loss to average net assets (c) (d)	(31.02)%	(35.34)%
Portfolio turnover (e)	187%	87%

(a)  Class C Shares commenced operations on April 11, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Expedition Emerging Markets Small Cap Fund
	Class I Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$10.37	$10.00
Investment Activities:
Net investment income	0.01	0.01
Net realized and unrealized gains (losses) on investments	(1.06)	0.36
Total from Investment Activities	(1.05)	0.37
Net Asset Value, End of Period	$9.32	$10.37
Total Return (b)	(10.13)%	3.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,692	$4,861
Ratio of net expenses to average net assets (c)	1.50%	1.50%
Ratio of net investment income to average net assets (c)	0.19%	0.09%
Ratio of gross expenses to average net assets (c) (d)	3.11%	4.30%
Ratio of net investment loss to average net assets (c) (d)	(1.43)%	(2.72)%
Portfolio turnover (e)	187%	87%

(a)  Class I Shares commenced operations on April 1, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	NewBridge Global Equity Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$14.27	$14.34	$11.89	$10.72	$10.97
Investment Activities:
Net investment income	0.12	0.07	0.07	0.11	0.08
Net realized and unrealized gains (losses) on investments	0.06	1.37	2.57	1.17	(0.09)
Total from Investment Activities	0.18	1.44	2.64	1.28	(0.01)
Distributions:
Net investment income	(0.03)	(0.09)	(0.10)	(0.11)	(0.24)
Net realized gains from investments	(1.35)	(1.42)	(0.09)	—	—
Total Distributions	(1.38)	(1.51)	(0.19)	(0.11)	(0.24)
Net Asset Value, End of Period	$13.07	$14.27	$14.34	$11.89	$10.72
Total Return (excludes sales charge)	1.16%	10.67%	22.53%	12.06%	(0.24)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,561	$3,509	$3,387	$2,815	$2,410
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.92%	0.47%	0.56%	1.00%	0.85%
Ratio of gross expenses to average net assets (a)	2.01%	1.95%	2.01%	2.32%	2.70%
Ratio of net investment income (loss) to average net assets (a)	0.31%	(0.08)%	(0.05)%	0.08%	(0.45)%
Portfolio turnover (b)	87%	83%	119%	90%	87%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Global Equity Fund
	Class C Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$14.14	$14.23	$11.81	$10.64	$10.92
Investment Activities:
Net investment income (loss)	0.02	(0.04)	(0.02)	0.03	0.02
Net realized and unrealized gains (losses) on investments	0.05	1.37	2.54	1.17	(0.12)
Total from Investment Activities	0.07	1.33	2.52	1.20	(0.10)
Distributions:
Net investment income	—	—	(0.01)	(0.03)	(0.18)
Net realized gains from investments	(1.35)	(1.42)	(0.09)	—	—
Total Distributions	(1.35)	(1.42)	(0.10)	(0.03)	(0.18)
Net Asset Value, End of Period	$12.86	$14.14	$14.23	$11.81	$10.64
Total Return (excludes contingent deferred sales charge)	0.34%	9.88%	21.55%	11.32%	(1.04)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,685	$2,582	$2,378	$2,036	$1,805
Ratio of net expenses to average net assets	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	0.16%	(0.27)%	(0.19)%	0.27%	0.11%
Ratio of gross expenses to average net assets (a)	2.48%	2.72%	2.93%	3.18%	3.39%
Ratio of net investment loss to average net assets (a)	(0.17)%	(0.84)%	(0.97)%	(0.76)%	(1.13)%
Portfolio turnover (b)	87%	83%	119%	90%	87%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Global Equity Fund
	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$14.32	$14.38	$11.92	$10.74	$10.98
Investment Activities:
Net investment income	0.15	0.11	0.10	0.15	0.13
Net realized and unrealized gains (losses) on investments	0.05	1.37	2.57	1.17	(0.11)
Total from Investment Activities	0.20	1.48	2.67	1.32	0.02
Distributions:
Net investment income	(0.06)	(0.12)	(0.12)	(0.14)	(0.26)
Net realized gains from investments	(1.35)	(1.42)	(0.09)	—	—
Total Distributions	(1.41)	(1.54)	(0.21)	(0.14)	(0.26)
Net Asset Value, End of Period	$13.11	$14.32	$14.38	$11.92	$10.74
Total Return	1.34%	10.94%	22.85%	12.42%	0.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,260	$4,495	$4,031	$2,452	$2,120
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.14%	0.73%	0.77%	1.26%	1.10%
Ratio of gross expenses to average net assets (a)	1.58%	1.67%	1.77%	2.20%	2.51%
Ratio of net investment income (loss) to average net assets (a)	0.71%	0.21%	0.15%	0.21%	(0.26)%
Portfolio turnover (b)	87%	83%	119%	90%	87%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Global Equity Fund
	Class R Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$14.24	$14.32	$12.29
Investment Activities:
Net investment income	0.07	0.03	0.04
Net realized and unrealized gains on investments	0.07	1.37	1.99
Total from Investment Activities	0.14	1.40	2.03
Distributions:
Net investment income	—	(0.06)	—
Net realized gains from investments	(1.35)	(1.42)	—
Total Distributions	(1.35)	(1.48)	—
Net Asset Value, End of Period	$13.03	$14.24	$14.32
Total Return (b)	0.87%	10.39%	16.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$459	$386	$350
Ratio of net expenses to average net assets (c)	1.67%	1.67%	1.67%
Ratio of net investment income to average net assets (c)	0.61%	0.21%	0.45%
Ratio of gross expenses to average net assets (c) (d)	4.08%	4.17%	6.31%
Ratio of net investment loss to average net assets (c) (d)	(1.80)%	(2.29)%	(4.19)%
Portfolio turnover (e)	87%	83%	119%

(a)  Class R Shares commenced operations on March 1, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$10.27	$10.62	$11.26	$11.49	$11.81
Investment Activities:
Net investment income	0.15	0.11	0.03	0.22	0.34
Net realized and unrealized gains (losses) on investments	0.04	0.06	(0.14)	0.11	(0.03)
Total from Investment Activities	0.19	0.17	(0.11)	0.33	0.31
Distributions:
Net investment income	(0.50)	(0.52)	(0.53)	(0.56)	(0.63)
Total Distributions	(0.50)	(0.52)	(0.53)	(0.56)	(0.63)
Net Asset Value, End of Period	$9.96	$10.27	$10.62	$11.26	$11.49
Total Return (excludes sales charge)	1.90%	1.69%	(1.03)%	2.92%	2.73%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$349,571	$338,122	$506,249	$793,120	$490,961
Ratio of net expenses to average net assets	0.94%	0.96%	0.93%	0.94%	0.96%
Ratio of net investment income to average net assets	1.09%	1.57%	1.11%	1.60%	2.55%
Portfolio turnover (a)	44%	32%	62%	90%	43%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class C Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$10.20	$10.55	$11.19	$11.43	$11.76
Investment Activities:
Net investment income	0.02	0.02	0.04 (a)	0.16	0.28
Net realized and unrealized gains (losses) on investments	0.10	0.08	(0.24)	0.08	(0.06)
Total from Investment Activities	0.12	0.10	(0.20)	0.24	0.22
Distributions:
Net investment income	(0.43)	(0.45)	(0.44)	(0.48)	(0.55)
Total Distributions	(0.43)	(0.45)	(0.44)	(0.48)	(0.55)
Net Asset Value, End of Period	$9.89	$10.20	$10.55	$11.19	$11.43
Total Return (excludes contingent deferred sales charge)	1.14%	0.96%	(1.80)%	2.11%	1.93%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$68,015	$79,353	$129,193	$201,522	$123,425
Ratio of net expenses to average net assets	1.72%	1.72%	1.69%	1.69%	1.72%
Ratio of net investment income to average net assets	0.31%	0.80%	0.35%	0.84%	1.76%
Portfolio turnover (b)	44%	32%	62%	90%	43%

(a)  Calculated using average shares method for the period.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011(a)
Net Asset Value, Beginning of Period	$10.26	$10.61	$11.25	$11.48	$11.54
Investment Activities:
Net investment income	0.16	0.21	0.07	0.30	0.22
Net realized and unrealized gains (losses) on investments	0.07	(0.01)	(0.15)	0.06	0.16
Total from Investment Activities	0.23	0.20	(0.08)	0.36	0.38
Distributions:
Net investment income	(0.53)	(0.55)	(0.56)	(0.59)	(0.44)
Total Distributions	(0.53)	(0.55)	(0.56)	(0.59)	(0.44)
Net Asset Value, End of Period	$9.96	$10.26	$10.61	$11.25	$11.48
Total Return (b)	2.28%	1.98%	(0.75)%	3.20%	3.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$403,879	$379,805	$386,827	$450,593	$221,570
Ratio of net expenses to average net assets (c)	0.65%	0.67%	0.65%	0.65%	0.67%
Ratio of net investment income to average net assets (c)	1.37%	1.85%	1.39%	1.85%	2.74%
Portfolio turnover (d)	44%	32%	62%	90%	43%

(a)  Class I Shares commenced operations on March 1, 2011.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class R Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$10.28	$10.62	$11.26	$11.50	$11.82
Investment Activities:
Net investment income	0.11	0.15	0.06	0.21	0.36
Net realized and unrealized gains (losses) on investments	0.08	0.03	(0.17)	0.10	(0.05)
Total from Investment Activities	0.19	0.18	(0.11)	0.31	0.31
Distributions:
Net investment income	(0.50)	(0.52)	(0.53)	(0.55)	(0.63)
Total Distributions	(0.50)	(0.52)	(0.53)	(0.55)	(0.63)
Net Asset Value, End of Period	$9.97	$10.28	$10.62	$11.26	$11.50
Total Return	1.88%	1.78%	(1.05)%	2.80%	2.71%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$73,805	$84,368	$99,302	$135,313	$115,459
Ratio of net expenses to average net assets	0.95%	0.96%	0.94%	0.97%	0.98%
Ratio of net investment income to average net assets	1.07%	1.56%	1.10%	1.61%	2.52%
Portfolio turnover (a)	44%	32%	62%	90%	43%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

INCORE Fund for Income
Class R6 Shares
Period Ended October 31, 2015(a)
Net Asset Value, Beginning of Period	$10.23
Investment Activities:
Net investment income	0.10
Net realized and unrealized losses on investments	(0.03)
Total from Investment Activities	0.07
Distributions:
Net investment income	(0.35)
Total Distributions	(0.35)
Net Asset Value, End of Period	$9.95
Total Return (b)	0.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,896
Ratio of net expenses to average net assets (c)	0.63%
Ratio of net investment income to average net assets (c)	1.24%
Ratio of gross expenses to average net assets (c) (d)	0.99%
Ratio of net investment income to average net assets (c) (d)	0.87%
Portfolio turnover (e)	44%

(a)  Class R6 commenced operations on March 3, 2015.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class Y Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$10.27	$10.62	$11.15
Investment Activities:
Net investment income	0.08	0.12	0.11 (b)
Net realized and unrealized gains (losses) on investments	0.14	0.08	(0.20)
Total from Investment Activities	0.22	0.20	(0.09)
Distributions:
Net investment income	(0.53)	(0.55)	(0.44)
Total Distributions	(0.53)	(0.55)	(0.44)
Net Asset Value, End of Period	$9.96	$10.27	$10.62
Total Return (c)	2.12%	1.94%	(0.83)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,093	$7,491	$10,393
Ratio of net expenses to average net assets (d)	0.71%	0.71%	0.71%
Ratio of net investment income to average net assets (d)	1.32%	1.81%	1.35%
Ratio of gross expenses to average net assets (d) (e)	0.90%	0.82%	0.81%
Ratio of net investment income to average net assets (d) (e)	1.13%	1.70%	1.24%
Portfolio turnover (f)	44%	32%	62%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Calculated using average shares method for the period.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$11.21	$11.09	$11.63	$11.38	$11.52
Investment Activities:
Net investment income	0.23	0.24	0.21	0.20	0.25
Net realized and unrealized gains (losses) on investments	0.01	0.12	(0.35)	0.46	0.07
Total from Investment Activities	0.24	0.36	(0.14)	0.66	0.32
Distributions:
Net investment income	(0.23)	(0.24)	(0.21)	(0.20)	(0.26)
Net realized gains from investments	(0.05)	— (a)	(0.19)	(0.21)	(0.20)
Total Distributions	(0.28)	(0.24)	(0.40)	(0.41)	(0.46)
Net Asset Value, End of Period	$11.17	$11.21	$11.09	$11.63	$11.38
Total Return (excludes sales charge)	2.17%	3.32%	(1.22)%	5.86%	3.01%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$73,209	$90,787	$84,355	$148,011	$147,447
Ratio of net expenses to average net assets	0.99%	0.99%	0.98%	0.97%	0.98%
Ratio of net investment income to average net assets	2.02%	2.14%	1.77%	1.69%	2.27%
Ratio of gross expenses to average net assets (b)	1.05%	1.07%	1.06%	1.05%	1.05%
Ratio of net investment income to average net assets (b)	1.96%	2.07%	1.70%	1.61%	2.20%
Portfolio turnover (c)	97%	31%	36%	70%	133%

(a)  Less than $0.01 per share.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class Y Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$11.20	$11.09	$11.44
Investment Activities:
Net investment income	0.26	0.27	0.18
Net realized and unrealized gains (losses) on investments	0.02	0.11	(0.34)
Total from Investment Activities	0.28	0.38	(0.16)
Distributions:
Net investment income	(0.26)	(0.27)	(0.19)
Net realized gains from investments	(0.05)	— (b)	—
Total Distributions	(0.31)	(0.27)	(0.19)
Net Asset Value, End of Period	$11.17	$11.20	$11.09
Total Return (c)	2.54%	3.50%	(1.37)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,975	$1,635	$2,449
Ratio of net expenses to average net assets (d)	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets (d)	2.29%	2.43%	2.10%
Ratio of gross expenses to average net assets (d) (e)	1.06%	1.16%	1.37%
Ratio of net investment income to average net assets (d) (e)	1.94%	1.99%	1.45%
Portfolio turnover (f)	97%	31%	36%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Less than $0.01 per share.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$11.63	$11.46	$11.96	$11.68	$12.00
Investment Activities:
Net investment income	0.33	0.33	0.30	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.08)	0.22	(0.40)	0.39	(0.16)
Total from Investment Activities	0.25	0.55	(0.10)	0.67	0.16
Distributions:
Net investment income	(0.33)	(0.33)	(0.30)	(0.28)	(0.33)
Net realized gains from investments	(0.15)	(0.05)	(0.10)	(0.11)	(0.15)
Total Distributions	(0.48)	(0.38)	(0.40)	(0.39)	(0.48)
Net Asset Value, End of Period	$11.40	$11.63	$11.46	$11.96	$11.68
Total Return (excludes sales charge)	2.15%	4.90%	(0.85)%	5.81%	1.44%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$44,030	$55,069	$63,999	$81,251	$97,000
Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.07%	1.03%
Ratio of net investment income to average net assets	2.83%	2.82%	2.56%	2.35%	2.79%
Portfolio turnover	29%	17%	27%	28%	54%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$15.69	$14.92	$12.65	$11.93	$11.89
Investment Activities:
Net investment income	0.14	0.13	0.12	0.11	0.11
Net realized and unrealized gains on investments	0.57	1.18	2.36	1.12	0.09
Total from Investment Activities	0.71	1.31	2.48	1.23	0.20
Distributions:
Net investment income	(0.30)	(0.32)	(0.21)	(0.16)	(0.16)
Net realized gains from investments	(1.00)	(0.22)	—	(0.35)	—
Total Distributions	(1.30)	(0.54)	(0.21)	(0.51)	(0.16)
Net Asset Value, End of Period	$15.10	$15.69	$14.92	$12.65	$11.93
Total Return (excludes sales charge)	4.66%	8.97%	19.77%	10.58%	1.64%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,560	$10,293	$12,296	$11,650	$16,572
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.12%	1.11%
Ratio of net investment income to average net assets	0.82%	0.92%	0.86%	1.00%	1.00%
Ratio of gross expenses to average net assets (a)	1.40%	1.34%	1.44%	1.48%	1.29%
Ratio of net investment income to average net assets (a)	0.57%	0.73%	0.57%	0.64%	0.82%
Portfolio turnover	72%	66%	142%	106%	130%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$15.57	$14.82	$12.57	$11.86	$11.83
Investment Activities:
Net investment income	0.01	0.02	0.04	0.02	0.03
Net realized and unrealized gains on investments	0.59	1.17	2.33	1.11	0.08
Total from Investment Activities	0.60	1.19	2.37	1.13	0.11
Distributions:
Net investment income	(0.20)	(0.22)	(0.12)	(0.07)	(0.08)
Net realized gains from investments	(1.00)	(0.22)	—	(0.35)	—
Total Distributions	(1.20)	(0.44)	(0.12)	(0.42)	(0.08)
Net Asset Value, End of Period	$14.97	$15.57	$14.82	$12.57	$11.86
Total Return (excludes contingent deferred sales charge)	3.92%	8.16%	18.95%	9.81%	0.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,725	$2,778	$2,780	$1,214	$1,330
Ratio of net expenses to average net assets	1.85%	1.85%	1.85%	1.84%	1.80%
Ratio of net investment income to average net assets	0.12%	0.23%	0.05%	0.27%	0.28%
Ratio of gross expenses to average net assets (a)	2.36%	2.14%	2.66%	3.01%	2.82%
Ratio of net investment loss to average net assets (a)	(0.38)%	(0.06)%	(0.77)%	(0.90)%	(0.74)%
Portfolio turnover	72%	66%	142%	106%	130%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$15.74	$14.97	$12.69	$11.97	$11.87
Investment Activities:
Net investment income	0.29	0.19	0.14	0.18	0.19 (a)
Net realized and unrealized gains on investments	0.47	1.16	2.38	1.08	0.13
Total from Investment Activities	0.76	1.35	2.52	1.26	0.32
Distributions:
Net investment income	(0.34)	(0.36)	(0.24)	(0.19)	(0.22)
Net realized gains from investments	(1.00)	(0.22)	—	(0.35)	—
Total Distributions	(1.34)	(0.58)	(0.24)	(0.54)	(0.22)
Net Asset Value, End of Period	$15.16	$15.74	$14.97	$12.69	$11.97
Total Return	4.96%	9.20%	20.06%	10.88%	2.64%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,474	$318	$278	$311	$26
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.85%	0.66%
Ratio of net investment income to average net assets	0.93%	1.16%	1.12%	1.02%	1.52%
Ratio of gross expenses to average net assets (b)	4.15%	4.80%	4.46%	19.77%	0.90%
Ratio of net investment income (loss) to average net assets (b)	(2.32)%	(2.74)%	(2.44)%	(17.90)%	1.28%
Portfolio turnover	72%	66%	142%	106%	130%

(a)  Calculated using average shares method for the period.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$15.68	$14.90	$12.64	$11.92	$11.88
Investment Activities:
Net investment income (loss)	0.08	(0.21)	0.08	0.08	0.08
Net realized and unrealized gains on investments	0.59	1.48	2.35	1.11	0.08
Total from Investment Activities	0.67	1.27	2.43	1.19	0.16
Distributions:
Net investment income	(0.26)	(0.27)	(0.17)	(0.12)	(0.12)
Net realized gains from investments	(1.00)	(0.22)	—	(0.35)	—
Total Distributions	(1.26)	(0.49)	(0.17)	(0.47)	(0.12)
Net Asset Value, End of Period	$15.09	$15.68	$14.90	$12.64	$11.92
Total Return	4.36%	8.66%	19.34%	10.27%	1.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,875	$1,867	$7,089	$5,980	$5,063
Ratio of net expenses to average net assets	1.45%	1.45%	1.45%	1.44%	1.40%
Ratio of net investment income to average net assets	0.52%	0.71%	0.54%	0.64%	0.68%
Ratio of gross expenses to average net assets (a)	2.17%	1.72%	1.72%	1.79%	1.70%
Ratio of net investment income (loss) to average net assets (a)	(0.20)%	0.44%	0.27%	0.29%	0.38%
Portfolio turnover	72%	66%	142%	106%	130%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	INCORE Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$14.10	$12.70	$10.85	$10.52	$10.74
Investment Activities:
Net investment income	0.14	0.08	0.12 (a)	0.14 (a)	0.16 (a)
Net realized and unrealized gains (losses) on investments	0.03	1.67	1.85	0.45	(0.09)
Total from Investment Activities	0.17	1.75	1.97	0.59	0.07
Distributions:
Net investment income	(0.27)	(0.35)	(0.12)	(0.26)	(0.29)
Total Distributions	(0.27)	(0.35)	(0.12)	(0.26)	(0.29)
Net Asset Value, End of Period	$14.00	$14.10	$12.70	$10.85	$10.52
Total Return (excludes sales charge)	1.21%	14.03%	18.30%	5.82%	0.56%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,396	$6,964	$6,299	$9,879	$11,437
Ratio of net expenses to average net assets	1.39%	1.52%	1.50%	1.44%	1.35%
Ratio of net investment income to average net assets	0.75%	0.66%	1.04%	1.35%	1.44%
Portfolio turnover	32%	28%	27%	47%	35%

(a)  Calculated using average shares method for the period.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$14.09	$12.68	$10.87	$10.52	$10.74
Investment Activities:
Net investment income	0.18	0.20	0.18	0.19 (a)	0.20 (a)
Net realized and unrealized gains (losses) on investments	0.03	1.62	1.84	0.45	(0.09)
Total from Investment Activities	0.21	1.82	2.02	0.64	0.11
Distributions:
Net investment income	(0.32)	(0.41)	(0.21)	(0.29)	(0.33)
Total Distributions	(0.32)	(0.41)	(0.21)	(0.29)	(0.33)
Net Asset Value, End of Period	$13.98	$14.09	$12.68	$10.87	$10.52
Total Return	1.54%	14.68%	18.81%	6.26%	0.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$40,024	$30,683	$9,406	$8,373	$16,214
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.14%	1.17%	1.55%	1.84%	1.80%
Ratio of gross expenses to average net assets (b)	1.01%	1.08%	1.19%	1.12%	1.07%
Ratio of net investment income to average net assets (b)	1.13%	1.09%	1.36%	1.72%	1.73%
Portfolio turnover	32%	28%	27%	47%	35%

(a)  Calculated using average shares method for the period.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements October 31, 2015

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2015, the Trust offered shares of 25 funds.

Effective April 1, 2015, the following funds within the Trust were renamed: Large Cap Growth Fund became NewBridge Large Cap Growth, Established Value Fund became Sycamore Established Value Fund, Small Company Opportunity Fund became Sycamore Small Company Opportunity Fund, Emerging Markets Small Cap Fund became Expedition Emerging Markets Small Cap Fund and Global Equity Fund became NewBridge Global Equity Fund.

Effective October 28, 2015, the following funds within the Trust were renamed: Fund for Income became INCORE Fund for Income and Investment Grade Convertible Fund became INCORE Investment Grade Convertible Fund. Effective April 24, 2015 the Trust liquidated the International Fund, International Select Fund and Dividend Growth Fund.

The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered
NewBridge Large Cap Growth Fund	Classes A, C, I, R and Y
Select Fund	Classes A and I
Special Value Fund	Classes A, C, I, R and Y
Sycamore Established Value Fund	Classes A, I, R, R6 and Y
Sycamore Small Company Opportunity Fund	Classes A, I, R and Y
Expedition Emerging Markets Small Cap Fund	Classes A, C, and I
NewBridge Global Equity Fund	Classes A, C, I and R
INCORE Fund for Income	Classes A, C, I, R, R6 and Y
National Municipal Bond Fund	Classes A and Y
Ohio Municipal Bond Fund	Class A
Balanced Fund	Classes A, C, I and R
INCORE Investment Grade Convertible Fund	Classes A and I

Each Fund offers one or more classes of shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The NewBridge Large Cap Growth Fund seeks to obtain long-term capital appreciation. The Select Fund seeks to provide long-term growth of capital. The Special Value Fund seeks to provide long-term growth of capital and dividend income. The Sycamore Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Sycamore Small Company Opportunity Fund seeks to provide capital appreciation. The Expedition Emerging Markets Small Cap Fund seeks to provide long-term appreciation of capital. The NewBridge Global Equity Fund seeks to provide long-term growth and capital appreciation. The INCORE Fund for Income Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income exempt from both federal income tax and Ohio personal income tax. The Balanced Fund seeks to provide income and long-term growth of capital. The INCORE Investment Grade Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The NewBridge Global Equity Fund and Expedition Emerging Markets Small Cap Fund use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2015, while the breakdown, by category, of common stocks is disclosed on the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Other Significant Unobservable Inputs	Total
NewBridge Large Cap Growth Fund
Common Stocks	$100,515		$—		$—	$100,515
Investment Companies	—		737		—	737
Exchange-Traded Funds	4,650		—		—	4,650
Total	105,165		737		—	105,902
Select Fund
Common Stocks	3,054		—		—	3,054
Investment Companies	—		141		—	141
Total	3,054		141		—	3,195
Special Value Fund
Common Stocks	112,925		—		—	112,925
Investment Companies	—		627		—	627
Total	112,925		627		—	113,552
Sycamore Established Value Fund
Common Stocks	2,492,781		—		—	2,492,781
Exchange-Traded Funds	24,118		—		—	24,118
Investment Companies	—		90,825		—	90,825
Total	2,516,899		90,825		—	2,607,724
Sycamore Small Company Opportunity Fund
Common Stocks	2,708,300		—		—	2,708,300
Exchange-Traded Funds	27,295		—		—	27,295
Investment Companies	—		94,802		—	94,802
Total	2,735,595		94,802		—	2,830,397
Expedition Emerging Markets Small Cap Fund
Common Stocks	193	(a)	11,078		25	11,296
Cash Equivalents	—		387		—	387
Total	193		11,465		25	11,683
NewBridge Global Equity Fund
Common Stocks	7,193	(b)	5,179		—	12,372
Exchange-Traded Funds	324		94	(c)	—	418
Cash Equivalents	—		167		—	167
Total	7,517		5,440		—	12,957

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015
	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Other Significant Unobservable Inputs	Total
INCORE Fund for Income
Government National Mortgage Association	$—	$686,580		$—	$686,580
U.S. Treasury Obligations	—	207,394		—	207,394
Investment Companies	—	99		—	99
Total	—	894,073		—	894,073
National Municipal Bond Fund
Municipal Bonds	—	70,616		—	70,616
Investment Companies	—	5,449		—	5,449
Total	—	76,065		—	76,065
Ohio Municipal Bond Fund
Municipal Bonds	—	42,547		—	42,547
Investment Companies	—	1,086		—	1,086
Total	—	43,633		—	43,633
Balanced Fund
Common Stocks	10,293	—		—	10,293
U.S. Government Mortgage Backed Agencies	—	4,212		—	4,212
U.S. Treasury Obligations	—	1,686		—	1,686
Investment Companies	—	461		—	461
Total	10,293	6,359		—	16,652
INCORE Investment Grade Convertible Fund
Common Stock	236	—		—	236
Convertible Corporate Bonds	—	36,778		—	36,778
Convertible Preferred Stocks	10,104	954	(d)	—	11,058
Investment Companies	—	2,122		—	2,122
Total	10,340	39,854		—	50,194

(a)  Consists of holdings: All securities listed under Brazil and Mexico.

(b)  Consists of holdings: Accenture PLC, Class A listed under Ireland (Republic of); NXP Semiconductor NV and LyondellBasell Industries NV, Class A listed under Netherlands; Ace Ltd. listed under Switzerland; Delphi Automotive PLC under United Kingdom; all securities listed under Brazil, Canada, Curacao and United States.

(c)  Consists of holdings: Vanguard Australian Shares Index ETF listed under Australia.

(d)  Consists of holdings: AMG Capital Trust II listed under Financials.

A significant transfer occurred between Levels 1 and 2 on recognition dates of October 31, 2014 and October 31, 2015. This was due to an infrequently traded security. Exchange closing price is used when available (Level 1) otherwise an evaluated bid is used (Level 2):

Transfers from Level 1 to Level 2
INCORE Investment Grade Convertible Fund
Convertible Preferred Stocks	$954

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Expedition Emerging Markets Small Cap Fund	Investments in Securities
Balance as of October 31, 2014	$—
Realized Gain (Loss)	(6)
Change in unrealized appreciation/(depreciation)	(17)
Net purchases (sales)	48
Transfers in and/or out of Level 3	—
Balance as of October 31, 2015	$25

At October 31, 2015, one security held was classified as Level 3 due to halts in trading. Fair market values were determined in good faith by the Pricing Committee using various inputs, including unobservable inputs of discounts for illiquidity and due to negative information available about the company.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. It is the Trust's policy to include the portion of realized and unrealized gains and losses from investments that result from foreign currency changes with other foreign currency gains and losses.

Foreign Currency Contracts:

The Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign currency exchange contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of October 31, 2015, the Funds had no open forward foreign currency contracts.

Futures Contracts:

Each Fund, with the exception of the NewBridge Large Cap Growth Fund, Select Fund, Sycamore Established Value Fund and NewBridge Global Equity Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's future positions may not prove to be perfectly or even highly correlated with the value or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of October 31, 2015, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified on the Schedules of Portfolio Investments.

Dividends to Shareholders:

Dividends from net investment income are declared and paid monthly for the INCORE Fund for Income Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund and Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Select Fund, Sycamore Established Value Fund and INCORE Investment Grade Convertible Fund. Dividends from net investment income are declared and paid annually for the NewBridge Large Cap Growth Fund,

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

Special Value Fund, Sycamore Small Company Opportunity Fund, Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, printing and 12b-1 fees.

Subsequent Events:

The Board of Trustees of Victory Portfolios has approved a change in the name, principal investment strategy, portfolio manager and broad-based market index of the Victory Balanced Fund. The Board also approved a reduction in the Fund's advisory fee to take effect contingent upon the change in investment strategy.

The proposed changes are expected to take effect on or about December 31, 2015. The Fund's name will change to Victory Strategic Allocation Fund. The Fund will change the principal investment strategy used to achieve its investment objective by employing a fund-of-fund structure, which means it will pursue its investment objective by investing primarily in other investment companies or funds. No change is being made to the Fund's investment objective to provide income and long-term growth of capital. The Fund's broad-based market index will change from the S&P 500 Index to the MSCI All Country World Index and Barclays U.S. Aggregate Bond Index to better reflect the revised principal investment strategy. The Fund's advisory fee payable to Victory Capital will be reduced from 0.60% to 0.10%.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2015 were as follows (in thousands):

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
NewBridge Large Cap Growth Fund	$88,684	$195,884	$—	$—
Select Fund	2,485	2,203	—	—
Special Value Fund	180,439	225,993	—	—
Sycamore Established Value Fund	1,531,115	1,320,626	—	—
Sycamore Small Company Opportunity Fund	1,664,953	1,293,851	—	—
Expedition Emerging Markets Small Cap Fund	25,420	17,177	—	—
NewBridge Global Equity Fund	12,706	10,318	—	—
INCORE Fund for Income	—	—	388,815	376,254
National Municipal Bond Fund	76,763	90,975	—	—
Ohio Municipal Bond Fund	13,823	24,690	—	—
Balanced Fund	11,105	10,305	2,504	1,779
INCORE Investment Grade Convertible Fund	25,970	13,453	—	—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

	Adviser Fee Tier and Rate
	Up to $100 million	$100 million — $200 million	over $200 million
Sycamore Established Value Fund	0.65%	0.55%	0.45%
	Up to $400 million	$400 million — $800 million	over $800 million
NewBridge Large Cap Growth Fund	0.75%	0.65%	0.60%
Special Value Fund	0.75%	0.65%	0.60%
INCORE Fund for Income	0.50%	0.45%	0.40%
National Municipal Bond Fund	0.55%	0.50%	0.45%
Ohio Municipal Bond Fund	0.55%	0.50%	0.45%
Balanced Fund	0.60%	0.55%	0.50%
INCORE Investment Grade Convertible Fund	0.75%	0.65%	0.60%
	Up to $500 million	over $500 million
Sycamore Small Company Opportunity Fund	0.85%	0.75%

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015
	Adviser Fee Tier and Rate
	Up to $2.5 billion	$2.5 billion — $5.0 billion	over $5.0 billion
Select Fund	0.65%	0.60%	0.50%
Newbridge Global Equity Fund	0.80%	0.75%	0.70%
Expedition Emerging Markets Small Cap Fund	1.25%

KeyBank National Association ("KeyBank") serves as custodian of all the Trust's assets except the assets of the Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund for which Citibank, N.A. ("Citibank") serves as custodian. For its custody services to the Trust, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.005% (prior to January 1, 2015 the annualized rate was 0.00774%) of each Funds' aggregate average daily net assets, plus applicable per transaction fees. The Victory Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and Victory Variable Insurance Funds (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective April 1, 2015, SunGard Investor Services LLC ("SunGard") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays SunGard a fee for its services and reimburses SunGard for all of their reasonable out-of-pocket expenses incurred in providing these services. Prior to April 1, 2015, Citi served as the Funds' transfer agent.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for INCORE Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of INCORE Fund for Income. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds. For the year ended October 31, 2015, the Funds paid affiliates of the Adviser or the Funds $184 thousand under the Distribution and Service Plans.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the year ended October 31, 2015, the Distributor received approximately $114 thousand from commissions earned on sales of Class A Shares and the transfer agent received $8 thousand from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

Fund in any year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2015, the expense limits are as follows:

Fund	Class	Expense Limit
NewBridge Large Cap Growth Fund	Class C Shares	2.10	%(a)
NewBridge Large Cap Growth Fund	Class I Shares	0.95	%(a)
NewBridge Large Cap Growth Fund	Class R Shares	1.65	%(a)
NewBridge Large Cap Growth Fund	Class Y Shares	1.02	%(b)
Select Fund	Class A Shares	1.15	%(c)
Select Fund	Class I Shares	0.90	%(c)
Special Value Fund	Class C Shares	2.20	%(a)
Special Value Fund	Class Y Shares	1.03	%(b)
Sycamore Established Value Fund	Class R6 Shares	0.63	%(b)
Sycamore Established Value Fund	Class Y Shares	0.83	%(b)
Sycamore Small Company Opportunity Fund	Class Y Shares	1.15	%(b)
Expedition Emerging Markets Small Cap Fund	Class A Shares	1.80	%(d)
Expedition Emerging Markets Small Cap Fund	Class C Shares	2.55	%(d)
Expedition Emerging Markets Small Cap Fund	Class I Shares	1.50	%(d)
Expedition Emerging Markets Small Cap Fund	Class Y Shares	1.55	%(d)
NewBridge Global Equity Fund	Class A Shares	1.40	%(e)
NewBridge Global Equity Fund	Class C Shares	2.15	%(e)
NewBridge Global Equity Fund	Class I Shares	1.15	%(e)
NewBridge Global Equity Fund	Class R Shares	1.67	%(f)
INCORE Fund for Income	Class R6 Shares	0.63	%(f)
INCORE Fund for Income	Class Y Shares	0.71	%(b)
National Municipal Bond Fund	Class A Shares	0.99	%(a)
National Municipal Bond Fund	Class Y Shares	0.72	%(b)
Balanced Fund	Class A Shares	1.15	%(a)
Balanced Fund	Class C Shares	1.85	%(a)
Balanced Fund	Class I Shares	0.90	%(a)
Balanced Fund	Class R Shares	1.45	%(a)
INCORE Investment Grade Convertible Fund	Class I Shares	1.00	%(a)

(a) In effect until at least February 29, 2016.

(b) In effect until at least February 28, 2017.

(c) In effect until at least February 28, 2019.

(d) In effect until at least March 31, 2017.

(e) In effect until at least February 28, 2020.

(f) In effect until at least February 28, 2018.

The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of November 11, 2010, the Balanced Fund is no longer subject to repaying waived or reimbursed fees to the Adviser. As of October 31, 2015, the following amounts are available

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

to be repaid to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Fund	Amount Waived or Reimbursed Available to Recoup	Expires October 31,
NewBridge Large Cap Growth Fund	$31,024	2016
NewBridge Large Cap Growth Fund	77,131	2017
NewBridge Large Cap Growth Fund	113,371	2018
Select Fund	83,480	2017
Select Fund	15,192	2018
Special Value Fund	18,123	2016
Special Value Fund	6,598	2017
Special Value Fund	9,718	2018
Sycamore Established Value Fund	12,297	2016
Sycamore Established Value Fund	14,356	2017
Sycamore Established Value Fund	18,869	2018
Sycamore Small Company Opportunity Fund	7,932	2016
Sycamore Small Company Opportunity Fund	33,500	2017
Sycamore Small Company Opportunity Fund	145,589	2018
Expedition Emerging Markets Small Cap Fund	111,065	2017
Expedition Emerging Markets Small Cap Fund	185,136	2018
NewBridge Global Equity Fund	63,285	2016
NewBridge Global Equity Fund	65,850	2017
NewBridge Global Equity Fund	64,975	2018
INCORE Fund for Income	13,973	2016
INCORE Fund for Income	10,124	2017
INCORE Fund for Income	20,473	2018
National Municipal Bond Fund	106,644	2016
National Municipal Bond Fund	74,401	2017
National Municipal Bond Fund	61,455	2018
INCORE Investment Grade Convertible Fund	16,194	2016
INCORE Investment Grade Convertible Fund	15,559	2017
INCORE Investment Grade Convertible Fund	2,013	2018

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. The Special Value Fund voluntarily waived $94 thousand for the year ended October 31, 2015.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

The Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Line of Credit:

The Victory Trusts and Victory Portfolios II participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts and Victory Portfolios II may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the year ended October 31, 2015, Citibank earned approximately $50 thousand for Line of Credit fees. Each Fund in the Victory Trusts and Victory Portfolios II pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan for the days outstanding and average interest rate for each Fund during the year ended October 31, 2015 were as follows (Average Loan in thousands):

Fund	Average Loan	Average Rate
Ohio Municipal Bond Fund	$500	1.44%

As of October 31, 2015, the Funds had no loans outstanding with Citibank.

7.  Federal Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
NewBridge Large Cap Growth Fund	$644	$16,308	$16,952	$—	$16,952
Select Fund	80	—	80	—	80
Sycamore Established Value Fund	64,551	232,505	297,056	—	297,056
Sycamore Small Company Opportunity Fund	65,743	147,042	212,785	—	212,785

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
NewBridge Global Equity Fund	$454	$633	$1,087	$—	$1,087
INCORE Fund for Income	43,363	—	43,363	—	43,363
National Municipal Bond Fund	8	426	434	1,716	2,150
Ohio Municipal Bond Fund	—	663	663	1,400	2,063
Balanced Fund	270	963	1,233	—	1,233
INCORE Investment Grade Convertible Fund	962	—	962	—	962

The tax character of distributions paid during the year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
NewBridge Large Cap Growth Fund	$2	$19,197	$19,199	$—	$19,199
Select Fund	18	—	18	—	18
Sycamore Established Value Fund	35,671	106,882	142,553	—	142,553
Sycamore Small Company Opportunity Fund	54,206	82,240	136,446	—	136,446
NewBridge Global Equity Fund	444	618	1,062	—	1,062
INCORE Fund for Income	49,258	—	49,258	—	49,258
National Municipal Bond Fund	—	20	20	1,926	1,946
Ohio Municipal Bond Fund	—	281	281	1,644	1,925
Balanced Fund	365	340	705	—	705
INCORE Investment Grade Convertible Fund	605	—	605	—	605

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Late Year Ordinary Losses**	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings/ (Deficit)
NewBridge Large Cap Growth Fund	$—	$29,053	$29,053	$—	$(675)	$43,394	$71,772
Select Fund	30	27	57	—	—	248	305
Special Value Fund	214	—	214	(76,213)	—	1,837	(74,162)
Sycamore Established Value Fund	33,729	217,791	251,520	—	—	382,311	633,831
Sycamore Small Company Opportunity Fund	55,905	192,105	248,010	—	—	260,048	508,058

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Late Year Ordinary Losses**	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Expedition Emerging Markets Small Cap Fund	$—	$—	$—	$(1,484)	$—	$34	$(1,450)
NewBridge Global Equity Fund	81	605	686	—	—	1,030	1,716
INCORE Fund for Income	1,596	—	1,596	(179,482)	—	(7,897)	(185,783)
Balanced Fund	7	—	7	(3,869)	—	494	(3,368)
INCORE Investment Grade Convertible Fund	801	—	801	(4,043)	—	3,159	(83)

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings/ (Deficit)
National Muncipal Bond Fund	$49	$358	$847	$1,254	$4,330	$5,584
Ohio Municipal Bond Fund	37	49	407	493	3,642	4,135

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

**  Under the current tax law, net investment losses realized after December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of the end of their tax year ended October 31, 2015, the following Funds had net capital loss carryforwards ("CLCF") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

Expiration Year

	2016	2017	2018	2019	Total
Special Value Fund	$—	$76,213	$—	$—	$76,213
INCORE Fund for Income	3,917	3,074	3,563	10,878	21,432
INCORE Investment Grade Convertible Fund	751	3,292	—	—	4,043

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Expiration Year
	2017	Total
Balanced Fund	$3,869	$3,869

During the year ended October 31, 2015 the Special Value Fund, Balanced Fund and INCORE Investment Grade Convertible Fund utilized $6,425, $813 and $91, respectively, (in thousands) of capital loss carryforwards.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Expedition Emerging Markets Small Cap Fund	$1,484	$—	$1,484
INCORE Fund for Income	74,481	83,569	158,050

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2015 were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
NewBridge Large Cap Growth Fund	$62,508	$43,608	$(214)	$43,394
Select Fund	2,947	339	(91)	248
Special Value Fund	111,715	7,172	(5,335)	1,837
Sycamore Established Value	2,225,413	430,970	(48,659)	382,311
Sycamore Small Company Opportunity	2,571,314	405,667	(145,619)	260,048
Expedition Emerging Markets Small Cap Fund	11,640	1,094	(1,060)	34
NewBridge Global Equity Fund	11,927	1,429	(399)	1,030
INCORE Fund for Income	901,970	12,353	(20,250)	(7,897)
National Municipal Bond Fund	71,735	4,336	(6)	4,330
Ohio Municipal Bond Fund	39,991	3,644	(2)	3,642
Balanced Fund	16,158	943	(449)	494
INCORE Investment Grade Convertible Fund	47,035	4,336	(1,177)	3,159

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the NewBridge Large Cap Growth Fund (formerly, Large Cap Growth Fund), Select Fund, Special Value Fund, Sycamore Established Value Fund (formerly, Established Value Fund), Sycamore Small Company Opportunity Fund (formerly, Small Company Opportunity Fund), Expedition Emerging Markets Small Cap Fund (formerly, Emerging Markets Small Cap Fund), NewBridge Global Equity Fund (formerly, Global Equity Fund), INCORE Fund for Income (formerly, Fund for Income), National Municipal Bond Fund, Ohio Municipal Bond Fund, Balanced Fund, and INCORE Investment Grade Convertible Fund (formerly, Investment Grade Convertible Fund) (the "Funds"), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the five years or periods then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2015

Victory Portfolios	Supplemental Information October 31, 2015

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 25 portfolios in the Trust, one portfolio in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 30 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 64	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 68	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 64	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005 to 2015).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 61	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

Victory Portfolios	Supplemental Information — continued October 31, 2015

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 62	Trustee	February 2015	Bulk physical commodities broker, Endgate Commodities LLC (since 2014); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Member, Crossroad LLC (Consultants) (2009-2011).	Director, Caledonia Mining Corporation (since May 2012); Managing Member, Crossroad LLC (since May 2009).
David L. Meyer, 58	Trustee	December 2008	Retired.	None.
Leigh A. Wilson, 71	Chair and Trustee	November 1994	Private Investor.

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 43	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued October 31, 2015

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 53	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 46	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 41	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 72	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 55	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 61	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued October 31, 2015

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15-10/31/15	Expense Ratio During Period** 5/1/15-10/31/15
NewBridge Large Cap Growth Fund
Class A Shares	$1,000.00	$1,043.00	$6.44	1.25%
Class C Shares	1,000.00	1,038.30	10.79	2.10%
Class I Shares	1,000.00	1,044.50	4.90	0.95%
Class R Shares	1,000.00	1,041.60	8.49	1.65%
Class Y Shares	1,000.00	1,044.30	5.26	1.02%
Select Fund
Class A Shares	1,000.00	1,062.80	5.98	1.15%
Class I Shares	1,000.00	1,065.20	4.68	0.90%
Special Value Fund
Class A Shares	1,000.00	1,020.40	6.52	1.28%
Class C Shares	1,000.00	1,016.00	11.13	2.19%
Class I Shares	1,000.00	1,022.00	5.20	1.02%
Class R Shares	1,000.00	1,019.40	7.94	1.56%
Class Y Shares	1,000.00	1,022.10	4.94	0.97%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.)

**  Annualized

Victory Portfolios	Supplemental Information — continued October 31, 2015

  (Unaudited)

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15-10/31/15	Expense Ratio During Period** 5/1/15-10/31/15
Sycamore Established Value Fund
Class A Shares	$1,000.00	$1,024.10	$5.00	0.98%
Class I Shares	1,000.00	1,026.00	3.22	0.63%
Class R Shares	1,000.00	1,023.10	5.92	1.16%
Class R6 Shares	1,000.00	1,026.00	3.22	0.63%
Class Y Shares	1,000.00	1,024.70	4.24	0.83%
Sycamore Small Company Opportunity Fund
Class A Shares	1,000.00	1,013.40	6.60	1.30%
Class I Shares	1,000.00	1,015.10	5.03	0.99%
Class R Shares	1,000.00	1,012.20	7.66	1.51%
Class Y Shares	1,000.00	1,014.20	5.84	1.15%
Expedition Emerging Markets Small Cap Fund
Class A Shares	1,000.00	878.80	8.52	1.80%
Class C Shares	1,000.00	875.00	12.05	2.55%
Class I Shares	1,000.00	880.10	7.11	1.50%
NewBridge Global Equity Fund
Class A Shares	1,000.00	947.10	6.87	1.40%
Class C Shares	1,000.00	943.50	10.53	2.15%
Class I Shares	1,000.00	947.90	5.65	1.15%
Class R Shares	1,000.00	946.30	8.19	1.67%
INCORE Fund for Income
Class A Shares	1,000.00	996.80	4.68	0.93%
Class C Shares	1,000.00	992.80	8.64	1.72%
Class I Shares	1,000.00	999.10	3.33	0.66%
Class R Shares	1,000.00	996.70	4.83	0.96%
Class R6 Shares	1,000.00	998.30	3.17	0.63%
Class Y Shares	1,000.00	997.90	3.58	0.71%
National Municipal Bond Fund
Class A Shares	1,000.00	1,015.90	5.03	0.99%
Class Y Shares	1,000.00	1,017.30	3.66	0.72%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,011.90	5.27	1.04%
Balanced Fund
Class A Shares	1,000.00	1,021.80	5.86	1.15%
Class C Shares	1,000.00	1,018.30	9.41	1.85%
Class I Shares	1,000.00	1,023.00	4.59	0.90%
Class R Shares	1,000.00	1,020.20	7.38	1.45%
INCORE Investment Grade Convertible Fund
Class A Shares	1,000.00	987.60	6.76	1.35%
Class I Shares	1,000.00	989.30	5.06	1.01%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.)

**  Annualized.

Victory Portfolios	Supplemental Information — continued October 31, 2015

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15-10/31/15	Expense Ratio During Period** 5/1/15-10/31/15
NewBridge Large Cap Growth Fund
Class A Shares	$1,000.00	$1,018.90	$6.36	1.25%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class I Shares	1,000.00	1,020.42	4.84	0.95%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Class Y Shares	1,000.00	1,020.06	5.19	1.02%
Select Fund
Class A Shares	1,000.00	1,019.41	5.85	1.15%
Class I Shares	1,000.00	1,020.67	4.58	0.90%
Special Value Fund
Class A Shares	1,000.00	1,018.75	6.51	1.28%
Class C Shares	1,000.00	1,014.17	11.12	2.19%
Class I Shares	1,000.00	1,020.06	5.19	1.02%
Class R Shares	1,000.00	1,017.34	7.93	1.56%
Class Y Shares	1,000.00	1,020.32	4.94	0.97%
Sycamore Established Value Fund
Class A Shares	1,000.00	1,020.27	4.99	0.98%
Class I Shares	1,000.00	1,022.03	3.21	0.63%
Class R Shares	1,000.00	1,019.36	5.90	1.16%
Class R6 Shares	1,000.00	1,022.03	3.21	0.63%
Class Y Shares	1,000.00	1,021.02	4.23	0.83%
Syacamore Small Company Opportunity Fund
Class A Shares	1,000.00	1,018.65	6.61	1.30%
Class I Shares	1,000.00	1,020.21	5.04	0.99%
Class R Shares	1,000.00	1,017.59	7.68	1.51%
Class Y Shares	1,000.00	1,019.41	5.85	1.15%
Expedition Emerging Markets Small Cap Fund
Class A Shares	1,000.00	1,016.13	9.15	1.80%
Class C Shares	1,000.00	1,012.35	12.93	2.55%
Class I Shares	1,000.00	1,017.64	7.63	1.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Victory Portfolios	Supplemental Information — continued October 31, 2015

  (Unaudited)

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15-10/31/15	Expense Ratio During Period** 5/1/15-10/31/15
NewBridge Global Equity Fund
Class A Shares	$1,000.00	$1,018.15	$7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.41	5.85	1.15%
Class R Shares	1,000.00	1,016.79	8.49	1.67%
INCORE Fund for Income
Class A Shares	1,000.00	1,020.52	4.74	0.93%
Class C Shares	1,000.00	1,016.53	8.74	1.72%
Class I Shares	1,000.00	1,021.88	3.36	0.66%
Class R Shares	1,000.00	1,020.37	4.89	0.96%
Class R6 Shares	1,000.00	1,022.03	3.21	0.63%
Class Y Shares	1,000.00	1,021.63	3.62	0.71%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.21	5.04	0.99%
Class Y Shares	1,000.00	1,021.58	3.67	0.72%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,019.96	5.30	1.04%
Balanced Fund
Class A Shares	1,000.00	1,019.41	5.85	1.15%
Class C Shares	1,000.00	1,015.88	9.40	1.85%
Class I Shares	1,000.00	1,020.67	4.58	0.90%
Class R Shares	1,000.00	1,017.90	7.38	1.45%
INCORE Investment Grade Convertible Fund
Class A Shares	1,000.00	1,018.40	6.87	1.35%
Class I Shares	1,000.00	1,020.11	5.14	1.01%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Victory Portfolios	Supplemental Information — continued October 31, 2015

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2015, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Select Fund	62%
Sycamore Established Value Fund	37%
Sycamore Small Company Opportunity Fund	43%
NewBridge Global Equity Fund	35%
Balanced Fund	61%
INCORE Investment Grade Convertible Fund	38%

Dividends qualifying for corporate dividends received deductions of:

Amount
Select Fund	52%
Sycamore Established Value Fund	71%
Sycamore Small Company Opportunity Fund	45%
NewBridge Global Equity Fund	17%
Balanced Fund	51%
INCORE Investment Grade Convertible Fund	25%

For the year ended October 31, 2015 the following Funds designated tax-exempt income distributions (in thousands):

Amount
National Municipal Bond Fund	$1,716
Ohio Municipal Bond Fund	1,400

For the year ended October 31, 2015, the following Funds designated short-term capital gain distributions (in thousands):

Amount
NewBridge Large Cap Growth Fund	$644
Select Fund	59
Sycamore Established Value Fund	37,422
Sycamore Small Company Opportunity Fund	62,156
NewBridge Global Equity	425
National Municipal Bond Fund	8

For the year ended October 31, 2015, the following Funds designated long-term capital gain distributions (in thousands):

Amount
NewBridge Large Cap Growth Fund	$27,139
Sycamore Established Value Fund	232,505
Sycamore Small Company Opportunity Fund	147,043
NewBridge Global Equity Fund	633
National Municipal Bond Fund	426
Ohio Municipal Bond Fund	663
Balanced Fund	962

For the year ended October 31, 2015 for non-resident alien shareholders, the following percentage of income dividends are interest-related dividends:

Amount
INCORE Fund for Income	100%
Balanced Fund	77%
INCORE Investment Grade Convertible Fund	44%

Victory Portfolios	Supplemental Information — continued October 31, 2015

  (Unaudited)

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2015 were as follows:

	Foreign Source Income	Foreign Tax Expense
Expedition Emerging Markets Small Cap Fund	0.14	0.02
NewBridge Global Equity Fund	0.23	0.02

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-ANN  (10/15)

October 31, 2015

Annual Report

Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter	3
Fund Review and Commentary	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Supplemental Information
Trustee and Officer Information	27
Proxy Voting and Form N-Q Information	30
Expense Examples	30
Additional Federal Income Tax Information	31

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Letter to Our Shareholders

Dear Shareholder:

It has been somewhat of a rollercoaster ride for U.S. stocks this year, culminating in August's correction, as investor worry over geopolitical turmoil in Europe, recessions in Brazil and Russia, and slowing economic growth in Asia provided turbulence. Still, the market has recovered most of its losses, delivering positive equity returns to investors for the year ended October 31, 2015. Large capitalization stocks led the way, benefitting from investor rotation during the most recent sell-off, while growth has — and continues to — materially outpace value across all capitalizations.

With both 2015 and 2016 estimate revisions trending consistently negative over the past 12 months, leaving calendar 2015 growth estimates close to flat, one is left to wonder what is driving investors' appetites for stocks. Clearly, easy money policy has driven bond yields to record lows, helping equities, but it also stands to reason that investors are optimistic the U.S. can once again regain the lead position in the global growth story. Specifically, slowing growth in China and the end of the commodity super-cycle might just portend a revitalization for the U.S. and other developed nations on two fronts: 1) the consumer strengthens from improved real wages, but improved frugality sets the stage for lower, but longer expansion, and 2) a larger portion of investment gets channeled back to developed markets as investors reassess the long term growth and risk profile of emerging markets, driving the improved productivity that has been missing in this recovery.

International turmoil, highlighted by a Greek bond default and slow growth overseas (centered in China and emerging markets), created uncertainty within global fixed income markets throughout the year. Meanwhile, U.S. investors grappled with the coming shift from easy money policy to tightening. The U.S. economy emerged from a first quarter malaise induced by adverse weather and a crippling west coast port shutdown, to above trend growth in the middle part of the year. The ever resilient U.S. consumer led a second quarter surge in growth on the back of a steadily improving job market and fuel savings from a marked drop in the price of oil. The housing and automobile sectors, as well as the service economy, reaped the most gains from this spending. Throughout, the U.S. dollar climbed steadily higher, creating a headwind that slowed the U.S. manufacturing sector, pushing the ISM manufacturing index into neutral territory towards the end of the third quarter. The Fed took a "wait and see" approach to begin normalization, remaining dependent on data, stringing investors along with slight changes in its post-meeting policy statements. While solid job growth and a 5% unemployment rate provided credence for normalization, the absence of inflation and slow growth overseas caused concern that an increase in interest rates could stall the current expansion. In addition, economies in the Euro Zone, China and Japan continued their easing policies. As a result, the tug of war for investors between risky assets and treasuries dominated the year. The U.S. bond market produced a modest return for the year, led by the Treasury market.

International equity markets returns were mixed for the year, as developed stocks outperformed their emerging peers, with international developed small capitalization stocks, in particular, posting the highest returns among foreign equity asset classes. Emerging economies have struggled, largely impacted by

3

depressed commodity prices and a strong U.S. dollar, which has led to further local currency devaluations. Brazil and Russia have been staggered by contracting economies and elevated inflation. China's growth deceleration has been a significant cause for concern among global investors, especially its impact on key emerging and developed economies which rely on exporting goods to China, the world's second largest economy.

We continue to believe that the markets provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

4

The Victory Equity Funds

Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Fiscal 2015 marked the seventh consecutive year of positive returns for equity markets, an extraordinary run off of the early 2009 lows. Enthusiasm did seem to wane in the late summer months, as the S&P 500 experienced its worst correction since 2011, however a snapback rally in October helped to secure a 5.20% return for the fiscal year. Returns were modest, but impressive considering earnings growth expectations fell from 10% to 2% for calendar 2015 earnings. The U.S. economy continued on its slow growth trajectory, but the Federal Reserve has yet to raise interest rates, which has caused investor confusion. Slowing growth in emerging markets such as China, along with concern over an already appreciating U.S. dollar, may be influencing policy makers' decision, at the same time low inflation provides cover to err on the side of caution. We are now over 80 months into the bull market rally that began in March of 2009, 22 months longer than the average bull market run since 1932.

The best performing sectors in the market for the fiscal year were Consumer Discretionary, outpacing all other sectors by over 800 bps, followed by the Technology sector. Growth securities led the way in both sectors, with internet retailers and software companies such as Amazon, Facebook and Alphabet (formerly Google) the largest contributors to return. For the second consecutive fiscal year, Energy was the worst performing sector by a wide margin. Oil prices fell over 50% from the $90 level beginning the fiscal year, with increasing global supplies and a reluctance on the part of large producing nations to cut their output.

Victory's Diversified Stock Fund (A Shares at net asset value) underperformed its S&P 500 benchmark of 5.20% returning 4.85% in fiscal 2015. Within the portfolio, Alphabet, Starbucks, and Progressive were the largest contributors to the Fund's performance. Both Alphabet and Starbucks delivered double-digit top-line growth and even greater earnings growth and were rewarded for their scarcity value in this environment. Progressive has demonstrated better loss ratios than industry peers, and the stock has appreciated nicely throughout the year. From a top-down perspective, the Industrial sector was the largest contributor for the Fund. The largest detractors to performance were Chesapeake Energy, Potash Corporation, and Applied Materials. Both Chesapeake and Potash fell with declining commodity prices, oil and potash respectively. Chesapeake was sold due to balance sheet concerns earlier in the year, while Potash was held as the company has a much stronger financial position to weather the downturn in the commodity price, and we are starting to see a lower supply environment with potential for consolidation in the industry.

5

The Victory Equity Funds

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2015

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	10/20/89		2/28/02		8/31/07	3/26/99	3/3/14	1/27/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index[1]
One Year	4.85%	-1.19%	4.01%	3.12%	5.16%	4.57%	5.19%	5.06%	5.20%
Three Year	15.54%	13.29%	14.60%	14.60%	15.83%	15.20%	N/A	N/A	16.20%
Five Year	12.02%	10.70%	11.11%	11.11%	12.32%	11.71%	N/A	N/A	14.33%
Ten Year	7.01%	6.38%	6.14%	6.14%	N/A	6.73%	N/A	N/A	7.85%
Since Inception	10.20%	9.95%	5.62%	5.62%	5.48%	6.00%	8.14%	13.60%	N/A
Expense Ratios
Gross	1.10%		1.89%		0.82%	1.38%	29.23%	0.95%
With Applicable Waivers	1.10%		1.89%		0.82%	1.38%	0.78%	0.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of October 31, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Portfolios Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.7%)
Consumer Discretionary (13.7%):
Advance Auto Parts, Inc.	84,670	$16,801
H&R Block, Inc.	813,440	30,309
Hilton Worldwide Holdings, Inc.	967,320	24,172
Johnson Controls, Inc.	627,990	28,373
Newell Rubbermaid, Inc.	379,650	16,109
PVH Corp.	126,040	11,463
Starbucks Corp.	209,570	13,113
		140,340
Consumer Staples (6.1%):
CVS Caremark Corp.	244,430	24,145
Diageo PLC, ADR	138,300	15,916
Mead Johnson Nutrition Co.	155,000	12,710
The Hershey Co.	109,000	9,667
		62,438
Energy (6.2%):
Occidental Petroleum Corp.	282,429	21,052
Schlumberger Ltd.	352,680	27,565
Weatherford International PLC (a)	1,519,795	15,563
		64,180
Financials (17.3%):
American Express Co.	165,870	12,152
Bank of America Corp.	1,743,380	29,254
Bank of New York Mellon Corp.	712,980	29,696
Citigroup, Inc.	849,410	45,163
Principal Financial Group, Inc.	410,750	20,603
Progressive Corp.	908,000	30,082
The Goldman Sachs Group, Inc.	56,000	10,500
		177,450
Health Care (12.2%):
Baxter International, Inc.	601,050	22,473
Celgene Corp. (a)	105,000	12,885
Eli Lilly & Co.	112,730	9,195
Medtronic PLC	352,000	26,020
Merck & Co., Inc.	290,480	15,878
Perrigo Co. PLC	118,009	18,615
Pfizer, Inc.	595,430	20,137
		125,203
Industrials (16.1%):
Danaher Corp.	176,202	16,441
General Electric Co.	1,352,110	39,103
Masco Corp.	747,100	21,666
Nielsen Holdings PLC	404,084	19,198
Precision Castparts Corp.	43,360	10,008
Stanley Black & Decker, Inc.	157,020	16,641

See notes to financial statements.

7

Victory Portfolios Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Union Pacific Corp.	146,000	$13,045
United Parcel Service, Inc., Class B	286,198	29,484
		165,586
Information Technology (22.3%):
Alphabet, Inc., Class C (a)	64,891	46,126
Apple, Inc.	143,700	17,172
Applied Materials, Inc.	1,314,380	22,042
Cisco Systems, Inc.	1,085,370	31,313
EMC Corp.	1,236,200	32,414
Facebook, Inc., Class A (a)	251,890	25,685
SAP SE, ADR	243,060	19,131
Twitter, Inc. (a)	450,000	12,807
Visa, Inc., Class A	298,330	23,144
		229,834
Materials (4.8%):
Air Products & Chemicals, Inc.	182,200	25,322
Potash Corp. of Saskatchewan, Inc.	1,181,000	23,892
		49,214
Total Common Stocks (Cost $880,961)		1,014,245
Investment Companies (1.4%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	14,516,402	14,516
Total Investment Companies (Cost $14,516)		14,516
Total Investments (Cost $895,477) — 100.1%		1,028,761
Liabilities in excess of other assets — (0.1)%		(1,180)
NET ASSETS — 100.00%		$1,027,581

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on October 31, 2015.

ADR — American Depositary Receipt

PLC — Public Limited Co.

See notes to financial statements.

8

Victory Portfolios	Statement of Assets and Liabilities October 31, 2015

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $895,477)	$1,028,761
Dividends receivable	743
Receivable for capital shares issued	221
Receivable for investments sold	10,549
Receivable from adviser	3
Prepaid expenses	40
Total Assets	1,040,317
LIABILITIES:
Payable for investments purchased	10,285
Payable for capital shares redeemed	1,327
Accrued expenses and other payables:
Investment advisory fees	550
Administration fees	89
Custodian fees	17
Transfer agent fees	154
Chief Compliance Officer fees	1
Trustees' fees	5
12b-1 fees	206
Other accrued expenses	102
Total Liabilities	12,736
NET ASSETS:
Capital	817,508
Accumulated undistributed net investment income	28
Accumulated net realized gains from investments	76,761
Net unrealized appreciation on investments	133,284
Net Assets	$1,027,581
Net Assets
Class A Shares	$532,180
Class C Shares	67,997
Class I Shares	313,482
Class R Shares	89,949
Class R6 Shares	5,447
Class Y Shares	18,526
Total	$1,027,581
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	25,590
Class C Shares	3,389
Class I Shares	15,094
Class R Shares	4,381
Class R6 Shares	262
Class Y Shares	890
Total	49,606
Net asset value, offering (except Class A Shares) and redemption price per share: (a)
Class A Shares	$20.80
Class C Shares (b)	$20.07
Class I Shares	$20.77
Class R Shares	$20.54
Class R6 Shares	$20.77
Class Y Shares	$20.79
Maximum Sales Charge — Class A Shares	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$22.07

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

9

Victory Portfolios	Statement of Operations For the Year Ended October 31, 2015

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Dividend income	$20,776
Total Income	20,776
Expenses:
Investment advisory fees	7,473
Administration fees	1,057
12b-1 fees — Class A Shares	1,650
12b-1 fees — Class C Shares	728
12b-1 fees — Class R Shares	487
Custodian fees	85
Transfer agent fees	230
Transfer agent fees — Class A Shares	259
Transfer agent fees — Class C Shares	62
Transfer agent fees — Class I Shares	52
Transfer agent fees — Class R Shares	69
Transfer agent fees — Class Y Shares	24
Trustees' fees	120
Chief Compliance Officer fees	14
Legal and audit fees	223
State registration and filing fees	114
Other expenses	134
Total Expenses	12,781
Expenses waived/reimbursed by Adviser	(38)
Net Expenses	12,743
Net Investment Income	8,033
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	106,361
Net change in unrealized appreciation/depreciation on investments	(54,852)
Net realized/unrealized gains on investments	51,509
Change in net assets resulting from operations	$59,542

See notes to financial statements.

10

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
From Investment Activities:
Operations:
Net investment income	$8,033	$13,692
Net realized gains from investment transactions	106,361	175,389
Net change in unrealized appreciation/depreciation on investments	(54,852)	(19,395)
Change in net assets resulting from operations	59,542	169,686
Distributions to Shareholders:
From net investment income:
Class A Shares	(4,570)	(7,764)
Class C Shares	(78)	(121)
Class I Shares	(3,250)	(4,233)
Class R Shares	(415)	(787)
Class R6 Shares (a)	(11)	— (b)
Class Y Shares	(192)	(278)
From net realized gains:
Class A Shares	(103,013)	(16,247)
Class C Shares	(10,866)	(1,520)
Class I Shares	(48,656)	(7,097)
Class R Shares	(14,579)	(2,274)
Class R6 Shares (a)	(56)	—
Class Y Shares	(3,111)	(447)
Change in net assets resulting from distributions to shareholders	(188,797)	(40,768)
Change in net assets from capital transactions	(223,349)	(296,992)
Change in net assets	(352,604)	(168,074)
Net Assets:
Beginning of period	1,380,185	1,548,259
End of period	$1,027,581	$1,380,185
Accumulated undistributed net investment income	$28	$511

(a)  Class R6 Shares commenced operations on March 3, 2014.

(b)  Rounds to less than $1.

See notes to financial statements.

11

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$56,290	$69,044
Dividends reinvested	94,195	20,033
Cost of shares redeemed	(352,513)	(276,688)
Total Class A Shares	$(202,028)	$(187,611)
Class C Shares
Proceeds from shares issued	$4,988	$3,852
Dividends reinvested	7,482	1,059
Cost of shares redeemed	(13,176)	(17,207)
Total Class C Shares	$(706)	$(12,296)
Class I Shares
Proceeds from shares issued	$103,405	$78,294
Dividends reinvested	49,290	9,499
Cost of shares redeemed	(169,169)	(151,169)
Total Class I Shares	$(16,474)	$(63,376)
Class R Shares
Proceeds from shares issued	$6,571	$7,679
Dividends reinvested	14,282	2,913
Cost of shares redeemed	(27,869)	(39,905)
Total Class R Shares	$(7,016)	$(29,313)
Class R6 Shares (a)
Proceeds from shares issued	$5,556	$50
Dividends reinvested	67	— (b)
Cost of shares redeemed	(487)	—
Total Class R6 Shares	$5,136	$50
Class Y Shares
Proceeds from shares issued	$3,719	$3,137
Dividends reinvested	40	9
Cost of shares redeemed	(6,020)	(7,592)
Total Class Y Shares	$(2,261)	$(4,446)
Change in net assets from capital transactions	$(223,349)	$(296,992)

(continues on next page)

See notes to financial statements.

12

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Diversified Stock Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Share Transactions:
Class A Shares
Issued	2,695	3,137
Reinvested	4,507	913
Redeemed	(16,773)	(12,511)
Total Class A Shares	(9,571)	(8,461)
Class C Shares
Issued	246	181
Reinvested	370	50
Redeemed	(654)	(803)
Total Class C Shares	(38)	(572)
Class I Shares
Issued	5,087	3,538
Reinvested	2,364	433
Redeemed	(8,127)	(6,907)
Total Class I Shares	(676)	(2,936)
Class R Shares
Issued	316	354
Reinvested	692	134
Redeemed	(1,344)	(1,802)
Total Class R Shares	(336)	(1,314)
Class R6 Shares (a)
Issued	281	2
Reinvested	3	— (b)
Redeemed	(24)	—
Total Class R6 Shares	260	2
Class Y Shares
Issued	178	142
Reinvested	2	— (b)
Redeemed	(288)	(340)
Total Class Y Shares	(108)	(198)
Change in Shares	(10,469)	(13,479)

(a)  Class R6 Shares commenced operations on March 3, 2014.

(b)  Rounds to less than 1.

See notes to financial statements.

13

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$23.04	$21.10	$16.26	$14.40	$14.47
Investment Activities:
Net investment income	0.15	0.21	0.21	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.97	2.32	4.83	1.86	(0.08)
Total from Investment Activities	1.12	2.53	5.04	2.00	0.05
Distributions:
Net investment income	(0.15)	(0.20)	(0.20)	(0.14)	(0.12)
Net realized gains from investments	(3.21)	(0.39)	—	—	—
Total Distributions	(3.36)	(0.59)	(0.20)	(0.14)	(0.12)
Net Asset Value, End of Period	$20.80	$23.04	$21.10	$16.26	$14.40
Total Return (excludes sales charge)	4.85%	12.13%	31.19%	14.00%	0.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$532,180	$810,011	$920,589	$1,202,263	$1,907,016
Ratio of net expenses to average net assets	1.09%	1.10%	1.08%	1.09%	1.06%
Ratio of net investment income to average net assets	0.68%	0.93%	1.12%	0.92%	0.80%
Portfolio turnover (a)	74%	70%	89%	87%	84%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$22.38	$20.53	$15.83	$14.04	$14.12
Investment Activities:
Net investment income (loss)	(0.03)	0.02	0.04	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	0.95	2.25	4.72	1.82	(0.05)
Total from Investment Activities	0.92	2.27	4.76	1.83	(0.06)
Distributions:
Net investment income	(0.02)	(0.03)	(0.06)	(0.04)	(0.02)
Net realized gains from investments	(3.21)	(0.39)	—	—	—
Total Distributions	(3.23)	(0.42)	(0.06)	(0.04)	(0.02)
Net Asset Value, End of Period	$20.07	$22.38	$20.53	$15.83	$14.04
Total Return (excludes contingent deferred sales charge)	4.01%	11.18%	30.16%	13.02%	(0.44)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$67,997	$76,697	$82,069	$73,664	$87,817
Ratio of net expenses to average net assets	1.91%	1.89%	1.90%	1.93%	1.88%
Ratio of net investment income (loss) to average net assets	(0.16)%	0.13%	0.25%	0.06%	(0.03)%
Portfolio turnover (a)	74%	70%	89%	87%	84%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

15

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$23.01	$21.08	$16.25	$14.39	$14.46
Investment Activities:
Net investment income	0.20	0.27	0.25	0.19	0.15
Net realized and unrealized gains (losses) on investments	0.98	2.31	4.83	1.86	(0.05)
Total from Investment Activities	1.18	2.58	5.08	2.05	0.10
Distributions:
Net investment income	(0.21)	(0.26)	(0.25)	(0.19)	(0.17)
Net realized gains from investments	(3.21)	(0.39)	—	—	—
Total Distributions	(3.42)	(0.65)	(0.25)	(0.19)	(0.17)
Net Asset Value, End of Period	$20.77	$23.01	$21.08	$16.25	$14.39
Total Return	5.16%	12.39%	31.49%	14.33%	0.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$313,482	$362,936	$394,394	$484,884	$713,829
Ratio of net expenses to average net assets	0.81%	0.82%	0.82%	0.82%	0.78%
Ratio of net investment income to average net assets	0.94%	1.20%	1.38%	1.20%	1.01%
Portfolio turnover (a)	74%	70%	89%	87%	84%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

16

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$22.79	$20.89	$16.10	$14.26	$14.33
Investment Activities:
Net investment income	0.08	0.14	0.14	0.09	0.07
Net realized and unrealized gains (losses) on investments	0.97	2.29	4.80	1.85	(0.06)
Total from Investment Activities	1.05	2.43	4.94	1.94	0.01
Distributions:
Net investment income	(0.09)	(0.14)	(0.15)	(0.10)	(0.08)
Net realized gains from investments	(3.21)	(0.39)	—	—	—
Total Distributions	(3.30)	(0.53)	(0.15)	(0.10)	(0.08)
Net Asset Value, End of Period	$20.54	$22.79	$20.89	$16.10	$14.26
Total Return	4.57%	11.77%	30.82%	13.69%	0.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$89,949	$107,486	$125,974	$111,727	$135,607
Ratio of net expenses to average net assets	1.38%	1.38%	1.38%	1.38%	1.32%
Ratio of net investment income to average net assets	0.38%	0.66%	0.77%	0.61%	0.53%
Portfolio turnover (a)	74%	70%	89%	87%	84%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

17

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R6 Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$23.01	$21.45
Investment Activities:
Net investment income	0.19	0.19
Net realized and unrealized gains on investments	0.99	1.58
Total from Investment Activities	1.18	1.77
Distributions:
Net investment income	(0.21)	(0.21)
Net realized gains from investments	(3.21)	—
Total Distributions	(3.42)	(0.21)
Net Asset Value, End of Period	$20.77	$23.01
Total Return (b)	5.19%	8.27%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,447	$54
Ratio of net expenses to average net assets (c)	0.78%	0.78%
Ratio of net investment income to average net assets (c)	0.78%	1.25%
Ratio of gross expenses to average net assets (c) (d)	2.01%	29.23%
Ratio of net investment loss to average net assets (c) (d)	(0.45)%	(27.20)%
Portfolio turnover (e)	74%	70%

(a)  Class R6 commenced operations on March 3, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

18

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class Y Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$23.04	$21.10	$17.66
Investment Activities:
Net investment income	0.19	0.26	0.16
Net realized and unrealized gains on investments	0.97	2.32	3.43
Total from Investment Activities	1.16	2.58	3.59
Distributions:
Net investment income	(0.20)	(0.25)	(0.15)
Net realized gains from investments	(3.21)	(0.39)	—
Total Distributions	(3.41)	(0.64)	(0.15)
Net Asset Value, End of Period	$20.79	$23.04	$21.10
Total Return (b)	5.06%	12.39%	20.41%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,526	$23,001	$25,233
Ratio of net expenses to average net assets (c)	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets (c)	0.90%	1.17%	1.06%
Ratio of gross expenses to average net assets (c) (d)	0.98%	0.95%	1.01%
Ratio of net investment income to average net assets (c) (d)	0.78%	1.08%	0.91%
Portfolio turnover (e)	74%	70%	89%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

19

Victory Portfolios	Notes to Financial Statements October 31, 2015

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2015, the Trust offered shares of 25 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue six classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class R6 Shares and Class Y Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or

20

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2015, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	Level 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$1,014,245	$—	$1,014,245
Investment Companies	—	14,516	14,516
Total	$1,014,245	$14,516	$1,028,761

There were no transfers between Level 1 and Level 2 as of October 31, 2015.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

21

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Other:

Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2015 were as follows for the Fund (in thousands):

Purchases*	Sales*
$858,328	$1,246,456

*There were no purchases or sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the Fund's average daily net assets. The rate at which the Adviser is paid decreases at various levels as the Fund's assets grow. The investment advisory fees of the Fund are computed at rate of 0.65% of the first $800 million in average daily net assets, 0.60% of the average daily net assets above $800 million to $2.4 billion and 0.55% of the average daily net assets above $2.4 billion of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank National Association ("KeyBank") serves as custodian of all the Trust's assets except the assets of the NewBridge Global Equity Fund, Expedition Emerging Markets Small Cap Fund, Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund — Core Equity and Trivalent International Small-Cap Fund for which Citibank, N.A. ("Citibank") serves as custodian. For its custody services to the Trust, Victory Institutional Funds and Victory Variable Insurance

22

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

Funds (collectively, the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.005% (prior to January 1, 2015 the annualized rate was 0.00774%) of each funds' aggregate average daily net assets, plus applicable per transaction fees. The Victory Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and Victory Variable Insurance Funds (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective April 1, 2015 SunGard Investor Services LLC ("SunGard") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays SunGard a fee for its services and reimburses SunGard for all of their reasonable out-of-pocket expenses incurred in providing these services. Prior to April 1, 2015 Citi served as the Fund's transfer agent.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R and Class C Shares of the Fund. For the fiscal year ended October 31, 2015, the Fund paid affiliates of the Adviser or the Fund $127 thousand under the Distribution and Service Plans.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Fund. For the fiscal year ended October 31, 2015, the Distributor received approximately $9 thousand from commissions earned on sales of Class A Shares and the transfer agent received $1 thousand from redemptions of Class C Shares of the Fund.

The Adviser has entered into an expense limitation agreement with the Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2015, the expense limits were as follows:

Class	Expense Limit(a)
Class R6 Shares	0.78%
Class Y Shares	0.86%

(a)  In effect until at least February 28, 2017.

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the

23

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

time of repayment. As of October 31, 2015, the following amounts are available to be repaid to the Adviser. The amount repaid to the Adviser during the year, if any, is reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Amount Waived or Reimbursed Available to Recoup	Expires October 31,
$29,169	2016
33,298	2017
38,000	2018

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the fiscal year ended October 31, 2015.

5.  Line of Credit:

The Victory Trusts and Victory Portfolios II participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts and Victory Portfolios II may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the fiscal year ended October 31, 2015, Citibank earned approximately $50 thousand for Line of Credit fees. Each fund in the Victory Trusts and Victory Portfolios II pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. There were no loans for the Fund during the year ended October 31, 2015.

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$70,346	$118,451	$188,797

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$12,736	$28,032	$40,768

24

Victory Portfolios	Notes to Financial Statements — continued October 31, 2015

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$12,730	$69,475	$128,020	$210,225

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

During the fiscal year ended October 31, 2015, the Fund did not utilize capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2015, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$900,741	$158,090	$(30,070)	$128,020

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Portfolios, constituting the Diversified Stock Fund (the "Fund"), as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2015, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2015

26

Victory Portfolios	Supplemental Information October 31, 2015

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 25 portfolios in the Trust, one portfolio in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 30 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 64	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 68	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 64	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005 to 2015).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 61	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 62	Trustee	February 2015	Bulk physical commodities broker, Endgate Commodities LLC (since 2014); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Member, Crossroad LLC (Consultants) (2009-2011).	Director, Caledonia Mining Corporation (since May 2012); Managing Member, Crossroad LLC (since May 2009).
David L. Meyer, 58	Trustee	December 2008	Retired.	None.
Leigh A. Wilson, 71	Chair and Trustee	November 1994	Private Investor.

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 43	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 53	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 46	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 41	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 72	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 55	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 61	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15-10/31/15	Expense Ratio During Period** 5/1/15-10/31/15
Diversified Stock Fund
Class A Shares	$1,000.00	$1,024.10	$5.61	1.10%
Class C Shares	1,000.00	1,019.80	9.98	1.96%
Class I Shares	1,000.00	1,025.20	4.24	0.83%
Class R Shares	1,000.00	1,022.40	7.14	1.40%
Class R6 Shares	1,000.00	1,025.90	3.98	0.78%
Class Y Shares	1,000.00	1,025.00	4.39	0.86%

*  Expenses are equal to average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

**  Annualized.

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15-10/31/15	Expense Ratio During Period** 5/1/15-10/31/15
Diversified Stock Fund
Class A Shares	$1,000.00	$1,019.66	$5.60	1.10%
Class C Shares	1,000.00	1,015.32	9.96	1.96%
Class I Shares	1,000.00	1,021.02	4.23	0.83%
Class R Shares	1,000.00	1,018.15	7.12	1.40%
Class R6 Shares	1,000.00	1,021.27	3.97	0.78%
Class Y Shares	1,000.00	1,020.87	4.38	0.86%

*  Expenses are equal to average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

**  Annualized.

Additional Federal Income Tax Information

For the year ended October 31, 2015, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 45%.

Dividends qualifying for corporate dividends received a deduction of 38%.

For the year ended October 31, 2015, the Fund designated short-term capital gain distributions in the amount of $61,830 thousand and long-term capital gains distributions in the amount of $143,147 thousand.

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The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VF-DSTK-ANN  (10/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer and Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2015	2014
(a) Audit Fees (1)	$215,800	$278,950
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	65,882	100,403
(d) All Other Fees (4)	0	0

(1)    Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)    Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)    Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)    For the fiscal years ended October 31, 2015 and October 31, 2014, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2015 and 2014 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2015	$268,855
2014	$213,172

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	January 4, 2016

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	January 4, 2016